As filed with the Securities and Exchange Commission on August 28, 2003

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number: 811-4255

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST
 (Exact Name of the Registrant as Specified in Charter)
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices - Zip Code)

Registrant's Telephone Number, including area code: (212) 476-8800

Peter E. Sundman, Chief Executive Officer
Neuberger Berman Advisers Management Trust
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Jeffrey S. Puretz, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006
(Names and Addresses of agents for service)

Date of fiscal year end: December 31, 2003

Date of reporting period: June 30, 2003

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section  3507.

Item 1.	Reports to Shareholders

The semi-annual reports to shareholders are filed herewith.

Semi-Annual Report	Neuberger Berman
June 30, 2003

Neuberger Berman Advisers Management Trust

Balanced Portfolio®

[This Page Intentionally Left Blank]

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2003 (UNAUDITED)

A Message from our President

I am very pleased to announce that the management and Board of Directors of Neuberger Berman Inc., the parent company of Neuberger Berman Management Inc. and Neuberger Berman, LLC, the investment adviser and sub-adviser, respectively, of the portfolio, have agreed to a business combination with Lehman Brothers Holdings Inc., one of the world's leading financial services firms. Pending various approvals and other conditions, within a few months we expect that Neuberger Berman will become part of Lehman Brothers.

We do not anticipate dramatic changes. Neuberger Berman will retain its identity within the Lehman Brothers structure. Our portfolio managers will continue to manage their portfolios according to their judgment and expertise. We believe that our new ownership structure will provide us with greater resources to help us in our ongoing mission to provide you with the highest caliber investment expertise.

Sincerely yours,

Peter Sundman
President

Balanced Portfolio Manager's Commentary

For the first six months of 2003, the ongoing bull market in bonds contributed to strong performance in the AMT Balanced Portfolio's fixed-income investments. As investors continued to flock to the safety of fixed-income investments, the equity markets struggled for the first three months of the year, with cyclical companies faring the worst. After hitting a low in March, equities began to rally, carrying stock prices higher into July.

Factors contributing to the market's rally included a successful end to the Iraqi invasion, stimulative efforts by the Federal Reserve to provide much needed liquidity, and the passage of legislation that favored financial assets, and dividend paying stocks in particular. The earnings season has also been much stronger than we had originally anticipated.

The Portfolio's holdings in the Industrials and Health Care sectors contributed the most to relative equity returns for the first half of the year. Education stocks performed particularly well within the Industrials sector. Health Care was one of the best performing sectors of the Russell Midcap Growth Index year-to-date. Good stock selection within this area, where we held a neutral weighting, also helped performance. Our emphasis in this sector included drugs, pharmacy services and therapeutics.

The largest detractors from relative equity performance were in the information technology (IT) sector. The defensive nature of our IT holdings caused Portfolio returns to fall behind the major indexes as the market moved sharply upward in April and May. We held technology stocks that we believed would perform well even if capital spending in this area fails to improve significantly. These defensive, less cyclical, lower octane names, however, underperformed the more cyclical, higher-beta names in the sector. In May, we began repositioning the Portfolio strategically to take advantage of this shift in the market.

On the fixed-income side, the Portfolio benefited from its higher exposure to non-Treasury investments, all of which performed well. The corporate bond sector was the strongest performing sector during the last six months.

From an interest rate standpoint, we are continuing to keep the Portfolio defensively positioned. With interest rates at historically low levels, opportunities for capital gains are limited. As one of our primary goals for the fixed-income portion of the Portfolio is avoiding undue risk to principal, we must be vigilant about a trend reversal toward higher interest rates.

In the event that the economy begins to show signs of an upturn and interest rates begin to trend upward, we will be quick to shorten duration further to protect your principal. In the meantime, rates could remain at current levels for quite some time, as the Federal Reserve Board seems more concerned about battling disinflation than inflation and would like to see convincing signs of sustainable economic growth before altering policy. We think that the Portfolio's large commitment to higher yielding sectors (compared with Treasuries) makes it well positioned to earn an attractive return in a stable, low interest rate environment. As always, we remain focused on finding value in the fixed income arena.

As for the equity markets, we believe that they will continue to move higher, albeit at a slower pace than during the April to May period. In our opinion, liquidity provided by the Federal Reserve, stimulative fiscal policies and continued strong consumer spending should work to create better economic conditions for businesses to resume spending and hiring. Inflation is also forecasted to remain low, which helps hold down interest rates. We are pleased with the Portfolio's positioning going forward and remain more committed than ever to providing our shareholders with the best possible long-term performance.

Sincerely,

TED GIULIANO, CATHERINE WATERWORTH, JON D. BRORSON, KENNETH I. TUREK PORTFOLIO CO-MANAGERS

1. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts whose proceeds are invested in the Portfolios.

2. The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and are also available as an underlying investment fund for certain qualified pension and retirement plans.

© 2003 Neuberger Berman Management Inc., distributor. All rights reserved.

Schedule of Investments Balanced Portfolio

Number of Shares		Market Value†
Common Stocks (51.7%)
Basic Materials (1.1%)
16,000	Ecolab Inc.	$ 409,600
9,500	Nucor Corp.	464,075
873,675
Biotechnology (3.1%)
6,500	Celgene Corp.	197,600 *
7,000	Chiron Corp.	306,040 *
5,000	Genzyme Corp.	209,044 *
17,500	Gilead Sciences	972,650 *
6,100	IDEC Pharmaceuticals	207,400 *
8,500	MedImmune, Inc.	309,145 *
20,000	Millennium Pharmaceuticals	314,600 *
2,516,479
Business Services (3.6%)
16,000	Alliance Data Systems	374,400 *
7,000	Career Education	478,940 *
10,750	Corporate Executive Board	435,698 *£
10,600	Education Management	563,708 *
12,000	Iron Mountain	445,080 *
17,000	Stericycle, Inc.	654,160 *
2,951,986
Business Services-IT Business Services (1.0%)
20,000	Amdocs Ltd.	480,000 *
11,500	Manhattan Associates	298,655 *
778,655
Communications Equipment (1.8%)
31,000	Juniper Networks	383,470 *£
52,500	Tellabs, Inc.	344,925 *
21,000	UTStarcom, Inc.	746,970 *
1,475,365
Computer Related (0.6%)
6,700	Lexmark International Group	474,159*
Energy (2.9%)
10,500	BJ Services	392,280 *
9,500	Murphy Oil	499,700
18,000	National-Oilwell	396,000 *
12,000	Pride International	225,840 *
11,000	Smith International	404,140 *
23,649	XTO Energy	475,581
2,393,541
Financial Services (3.0%)
8,500	Bear Stearns	615,570
12,000	Capital One Financial	590,160
11,500	Legg Mason	746,925
10,000	Moody's Corp.	527,100
2,479,755
Food & Beverage (0.7%)
17,250	Dean Foods	543,375 *

Health Care (7.9%)
7,700	Allergan, Inc.	$ 593,670
7,000	Anthem, Inc.	540,050 *
10,500	Biovail Corp.	494,130 *
6,000	C. R. Bard	427,860
40,000	Caremark Rx	1,027,200 *
4,500	Express Scripts	307,440 *
11,000	First Health Group	303,600 *
6,500	Henry Schein	340,210 *
11,500	St. Jude Medical	661,250 *
17,000	Teva Pharmaceutical Industries ADR	967,810
12,750	Varian Medical Systems	734,017 *
6,397,237
Home Builders (0.5%)
6,000	Lennar Corp.	429,000

Industrial (3.4%)
9,400	Danaher Corp.	639,670
12,000	Fastenal Co.	407,280 £
13,000	Gentex Corp.	397,930 *
3,000	Harman International Industries	237,420
17,850	J. B. Hunt Transport Services	673,838 *
10,000	SPX Corp.	440,600 *
2,796,738
Internet (0.6%)
16,200	Yahoo! Inc.	530,712 *
Leisure (0.5%)
10,000	Harrah's Entertainment	402,400 *
Media (3.5%)
17,500	Cumulus Media	331,275 *
6,000	E.W. Scripps	532,320
13,500	Lamar Advertising	475,335 *
40,000	Radio One Class D	710,800 *
24,500	Westwood One	831,285 *
2,881,015
Retail (6.1%)
15,000	Abercrombie & Fitch	426,150 *
21,500	Bed Bath & Beyond	834,415 *
13,500	Best Buy	592,920 *
13,150	Coach, Inc.	654,081 *
23,125	InterActiveCorp	915,056 *£
13,250	Michaels Stores	504,295 *
13,000	Reebok International	437,190 *
13,500	Ross Stores	576,990
4,941,097

See Notes to Schedule of Investments

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2003 (UNAUDITED)

Schedule of Investments Balanced Portfolio cont'd

Numbers of Shares		Market Value†

Semiconductors (3.8%)
14,000	Intersil Corp.	$372,540 *
24,350	Marvell Technology Group	836,910 *
16,100	Maxim Integrated Products	550,459
17,500	Microchip Technology	431,025
12,200	QLogic Corp.	589,626 *
12,000	Xilinx Inc.	303,720 *
3,084,280
Software (4.3%)
13,500	Adobe Systems	432,945
21,500	Documentum, Inc.	422,905 *
12,350	Electronic Arts	913,776 *
16,500	Mercury Interactive	637,065 *£
21,250	Storage Technology	546,975 *
20,000	VERITAS Software	573,400 *£
3,527,066
Technology (2.3%)
10,500	Computer Sciences	400,260 *
34,500	Seagate Technology	608,925 *
11,000	Zebra Technologies	827,090 *
1,836,275
Telecommunications (1.0%)
45,500	Nextel Communications	822,640 *
Total Common Stocks (Cost $34,440,973)		42,135,450

See Notes to Schedule of Investments

Schedule of Investments Balanced Portfolio cont'd
Principal Amount		Rating		Market Value†
		Moody's	S&P
U.S. Treasury Securities (7.4%)
$1,000,000	U.S. Treasury Bills, 1.00%, due 12/26/03	TSY	TSY	$995,502#
390,000	U.S. Treasury Notes, 2.88%, due 6/30/04	TSY	TSY	397,099
2,950,000	U.S. Treasury Notes, 2.13%, due 8/31/04	TSY	TSY	2,986,070
185,000	U.S. Treasury Notes, 1.88%, due 9/30/04	TSY	TSY	186,821
90,000	U.S. Treasury Notes, 2.13%, due 10/31/04	TSY	TSY	91,199
430,000	U.S. Treasury Notes, 2.00%, due 11/30/04	TSY	TSY	435,106
935,000	U.S. Treasury Notes, 2.00%, due 5/15/06	TSY	TSY	944,934
Total U.S. Treasury Securities (Cost $6,013,427)				6,036,731
U.S. Government Agency Securities (2.4%)
250,000	Freddie Mac, Notes, 4.25%, due 6/15/05	AGY	AGY	263,655
1,530,000	Fannie Mae, Notes, 5.25%, due 6/15/06	AGY	AGY	1,680,148øø
Total U.S. Government Agency Securities (Cost $1,802,424)				1,943,803
Mortgage-Backed Securities (5.3%)
Fannie Mae
200,000	Collateralized Mortgage Obligations, Planned Amortization Certificates, Ser. 2003-16, Class PA, 4.50%, due 11/25/09	AGY	AGY	203,736
1,585,001	Pass-Through Certificates, 5.50%, due 9/1/17	AGY	AGY	1,646,509
Freddie Mac
200,000	Commercial Mortgage Pass-Through Certificates, Ser. 2592, Class PA, 4.50%, due 12/15/07	AGY	AGY	203,583
272,683	Pass-Through Certificates, 5.00%, due 2/1/07	AGY	AGY	281,239
427,956	Pass-Through Certificates, 5.50%, due 2/1/07	AGY	AGY	440,577
Government National Mortgage Association
1,500,000	5.00%, TBA, 30 Year Maturity	AGY	AGY	1,530,000ø
Total Mortgage-Backed Securities (Cost $4,295,872)				4,305,644
Asset-Backed Securities (0.1%)
20,156	Daimler Chrysler Auto Trust, Ser. 2000-C, Class A3, 6.82%, due 9/6/04	Aaa	AAA	20,175
74,048	Ford Credit Auto Owner Trust, Ser. 2000-E, Class A4, 6.74%, due 6/15/04	Aaa	AAA	74,451
Total Asset-Backed Securities (Cost $94,202)				94,626
Corporate Debt Securities (25.2%)
210,000	Abitibi-Consolidated, Inc., Bonds, 8.30%, due 8/1/05	Ba1	BB+	225,235
120,000	Allied Waste North America, Inc., Guaranteed Senior Notes, Ser. B, 7.63%, due 1/1/06	Ba3	BB-	124,350
400,000	Allstate Corp., Senior Notes, 7.88%, due 5/1/05	A1	A+	444,374
200,000	American General Finance Corp., Floating Rate Notes, Ser. G, 1.44%, due 12/17/04	A1	A+	200,722
380,000	AOL Time Warner, Inc., Notes, 5.63%, due 5/1/05	Baa1	BBB+	403,418
Principal Amount		Rating		Market Value†
		Moody's	S&P
400,000	AT&T Corp., Notes, 6.75%, due 4/1/04	Baa2	BBB+	412,936
200,000	AT&T Wireless Services, Inc., Senior Notes, 7.35%, due 3/1/06	Baa2	BBB	224,428
550,000	Bank One Corp., Notes, 6.50%, due 2/1/06	Aa3	A	610,554
200,000	Bausch & Lomb, Inc., Notes, 6.75%, due 12/15/04	Ba1	BBB-	207,500
275,000	Bear Stearns Co., Inc., Floating Rate Notes, 1.58%, due 12/1/03	A2	A	275,427
410,000	Bear Stearns Co., Inc., Notes, 6.50%, due 5/1/06	A2	A	458,849
400,000	Boeing Capital Corp., Senior Notes, 5.65%, due 5/15/06	A3	A	432,270
140,000	Boyd Gaming Corp., Senior Notes, 9.25%, due 10/1/03	Ba3	BB-	141,925
400,000	British Telecom PLC, Notes, 7.88%, due 12/15/05	Baa1	A-	455,536
$275,000	Caterpillar Financial Services Corp., Medium-Term Notes, 7.59%, due 12/10/03	A2	A	$282,702
335,000	Caterpillar Financial Services Corp., Notes, 6.88%, due 8/1/04	A2	A	354,722
145,000	Chase Manhattan Corp., Subordinated Notes, 7.25%, due 6/1/07	A2	A	168,114
200,000	Comcast Cable Communications, Senior Notes, 6.38%, due 1/30/06	Baa3	BBB	218,248
120,000	Cox Communications, Inc., Notes, 7.50%, due 8/15/04	Baa2	BBB	127,362
200,000	Cox Communications, Inc., Notes, 7.75%, due 8/15/06	Baa2	BBB	230,757
400,000	Daimler Chrysler N.A. Holdings Corp., Floating Rate Notes, Ser. C, 1.51%, due 8/21/03	A3	BBB+	400,000
210,000	Daimler Chrysler N.A. Holdings Corp., Guaranteed Notes, 6.40%, due 5/15/06	A3	BBB+	229,328
50,000	Delhaize America, Inc., Guaranteed Notes, 7.38%, due 4/15/06	Ba1	BB+	52,500
430,000	Dow Chemical Co., Notes, 5.25%, due 5/14/04	A3	A-	441,319
170,000	EOP Operating Limited Partnership, Notes, 6.63%, due 2/15/05	Baa1	BBB+	181,853
200,000	Everest Reinsurance Holdings, Inc., Senior Notes, 8.50%, due 3/15/05	A3	A-	217,570
400,000	General Electric Capital Corp., Medium-Term Notes, Ser. A, 6.81%, due 11/3/03	Aaa	AAA	407,550
500,000	General Electric Capital Corp., Medium-Term Notes, Ser. A, 4.25%, due 1/28/05	Aaa	AAA	522,335
890,000	General Motors Acceptance Corp., Notes, 6.85%, due 6/17/04	A3	BBB	925,773
200,000	Halliburton Co., Floating Rate Notes, 1.45%, due 7/16/03	Baa2	BBB	199,832
250,000	Hartford Life, Inc., Notes, 6.90%, due 6/15/04	A3	A-	262,328
200,000	Hertz Corp., Senior Notes, 8.25%, due 6/1/05	Baa2		211,131
270,000	International Lease Finance Corp., Medium-Term Notes, Ser. M, 5.50%, due 6/7/04	A1	AA-	279,957
200,000	International Paper Co., Notes, 8.13%, due 7/8/05	Baa2	BBB	222,978
280,000	ITT Corp., Notes, 6.75%, due 11/15/05	Ba1	BB+	292,252
600,000	John Deere Capital Corp., Floating Rate Senior Notes, 1.59%, due 5/20/05	A3	A-	599,989
400,000	Lear Corp., Guaranteed Senior Notes, Ser. B, 7.96%, due 5/15/05	Ba1	BB+	426,000
300,000	Masco Corp., Notes, 6.13%, due 9/15/03	Baa1	BBB+	302,670
400,000	Merrill Lynch & Co., Inc., Floating Rate Medium-Term Notes, Ser. B, 1.55%, due 2/3/05	Aa3	A+	400,622
195,000	Methanex Corp., Notes, 7.75%, due 8/15/05	Ba1	BBB-	204,750
235,000	Morgan Stanley Dean Witter & Co., Notes, 7.75%, due 6/15/05	Aa3	A+	261,840
410,000	National Rural Utilities Cooperative Finance Corp., Collateral Trust, 6.00%, due 5/15/06	A1	A+	455,369
450,000	Nationwide Mutual Insurance Co., Notes, 6.50%, due 2/15/04	A2	A-	463,441**
440,000	Norfolk Southern Corp., Floating Rate Senior Notes, 1.85%, due 7/7/03	Baa1	BBB	440,020
400,000	Pacific Bell, Notes, 6.25%, due 3/1/05	A1	A+	430,720
500,000	Paine Webber Group, Inc., Notes, 6.45%, due 12/1/03	Aa2	AA+	510,807
Principal Amount		Rating		Market Value†
		Moody's	S&P
64,020	PDVSA Finance Ltd., Notes, 8.75%, due 2/15/04	Caa1	B-	63,780
390,000	PNC Funding Corp., Guaranteed Subordinated Notes, 7.75%, due 6/1/04	A3	BBB+	414,162
345,000	Popular, Inc., Medium-Term Notes, Ser. 3, 6.38%, due 9/15/03	A3	BBB+	348,443
250,000	Powergen US Funding LLC, Notes, 4.50%, due 10/15/04	A3	BBB+	257,901
100,000	Quest Diagnostics, Inc., Senior Notes, 6.75%, due 7/12/06	Baa3	BBB	112,007
225,000	Raytheon Co., Notes, 6.50%, due 7/15/05	Baa3	BBB-	244,591
200,000	Reliant Energy Resources Corp., Notes, Ser. B, 8.13%, due 7/15/05	Ba1	BBB	216,635
225,000	Royal Caribbean Cruises Ltd., Senior Notes, 8.13%, due 7/28/04	Ba2	BB+	231,750
370,000	Sara Lee Corp., Medium-Term Notes, Ser. B, 6.40%, due 6/9/05	A3	A+	402,099
725,000	SCANA Corp., Floating Rate Notes, 1.94%, due 2/1/04	A3	BBB+	723,887
380,000	Tyco International Group S.A., Guaranteed Notes, 6.38%, due 6/15/05	Ba2	BBB-	396,150
325,000	Tyson Foods, Inc., Notes, 6.63%, due 10/1/04	Baa3	BBB	336,877
$430,000	Verizon Wireless, Inc., Floating Rate Notes, 1.49%, due 12/17/03	A3	A+	$429,862
240,000	Walt Disney Co., Notes, 4.88%, due 7/2/04	Baa1	BBB+	247,537
400,000	Washington Mutual, Inc., Senior Notes, 5.63%, due 1/15/07	A3	BBB+	440,876
300,000	Weyerhaeuser Co., Notes, 5.50%, due 3/15/05	Baa2	BBB	317,377
Total Corporate Debt Securities (Cost $19,897,252)				20,526,297
Repurchase Agreements (5.6%)
4,605,000

State Street Bank and Trust Co. Repurchase Agreement, 1.00%, due 7/1/03, dated 6/30/03, Maturity Value $4,605,128, Collateralized by $4,310,000 U.S. Treasury Notes, 7.88%, due 11/15/04 (Collateral Value $4,746,388)

				4,605,000#
	(Cost $4,605,000)
Short-Term Investments (5.0%)
$3,348,700	N&B Securities Lending Quality Fund, LLC			3,348,700
690,084	Neuberger Berman Institutional Cash Fund Trust Class			690,084&commat;
	Total Short-Term Investments (Cost $4,038,784)			4,038,784#
	Total Investments (102.7%) (Cost $75,187,934)			83,686,335##
	Liabilities, less cash, receivables and other assets &lsqb;(2.7%)&rsqb;			(2,226,910)
	Total Net Assets (100.0%)			$81,459,425

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2003 (UNAUDITED)

Notes to Schedule of Investments Balanced Portfolio

†

Investments in equity securities are valued at the latest sales price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Investments in debt securities are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by a method the Board of Trustees of Neuberger Berman Advisers Management Trust believes accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#	At cost, which approximates market value.
##

At June 30, 2003, the cost of investments for U.S. Federal income tax purposes was $75,187,934. Gross unrealized appreciation of investments was $8,831,763 and gross unrealized depreciation of investments was $333,362, resulting in net unrealized appreciation of $8,498,401, based on cost for U.S. Federal income tax purposes.

*	Non-income producing security.
**

Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At June 30, 2003, these securities amounted to $463,441 or 0.6% of net assets.

£	All or a portion of this security is on loan (see Note A of Notes to Financial Statements).
@	Neuberger Berman Institutional Cash Fund is also managed by Neuberger Berman Management Inc. (see Note A of Notes to Financial Statements).
ø	Security purchased on a when-issued basis. At June 30, 2003, these securities amounted to $1,530,000.
øø	Security is segregated as collateral for when-issued purchase commitments.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2003 (UNAUDITED)

Statement of Assets and Liabilities
Neuberger Berman Advisers Management Trust	Balanced Portfolio
Assets
Investments in securities, at market value*† (Note A)-see Schedule of Investments	$83,686,335
Cash	3,466
Dividends and interest receivable	313,147
Receivable for securities sold	3,668,897
Receivable for Fund shares sold	218,717
Prepaid expenses and other assets	15,429
Total Assets	87,905,991
Liabilities
Payable for collateral on securities loaned (Note A)	3,348,700
Payable for securities purchased	2,915,828
Payable for Fund shares redeemed	13,754
Payable to investment manager (Note B)	35,639
Payable to administrator (Note B)	19,471
Accrued expenses and other payables	113,174
Total Liabilities	6,446,566
Net Assets at value	$81,459,425
Net Assets consist of:
Paid-in capital	$118,469,864
Undistributed net investment income (loss)	1,657,071
Accumulated net realized gains (losses) on investments	(47,165,911)
Net unrealized appreciation (depreciation) in value of investments	8,498,401
Net Assets at value	$81,459,425
Shares Outstanding ($.001 par value; unlimited shares authorized)	9,662,576
Net Asset Value, offering and redemption price per share	$8.43
†Securities on loan, at market value	$3,262,669
*Cost of Investments	$75,187,934

See Notes to Financial Statements

Statement of Operations
Neuberger Berman Advisers Management Trust	Balanced Portfolio
Investment Income
Income:
Interest income (Note A)	$776,879
Dividend income	36,634
Income from securities loaned-net	24,813
Foreign taxes withheld (Note A)	(1,432)
Total income	836,894
Expenses:
Investment management fee (Note B)	214,821
Administration fee (Note B)	117,422
Auditing fees	12,744
Custodian fees (Note B)	47,464
Insurance expense	1,002
Legal fees	6,718
Registration and filing fees	15,640
Shareholder reports	27,196
Shareholder servicing agent fees	7,213
Trustees' fees and expenses	14,387
Miscellaneous	3,682
Total expenses	468,289
Expenses reduced by custodian fee expense offset arrangement (Note B)	(7)
Total net expenses	468,282
Net investment income (loss)	368,612
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold	288,809
Net realized gain (loss) on foreign currency transactions (Note A)	20,053
Change in net unrealized appreciation (depreciation) in value of:
Investment securities (Note A)	5,340,865
Net gain (loss) on investments	5,649,727
Net increase (decrease) in net assets resulting from operations	$6,018,339

 See Notes to Financial Statements

Statement of Changes in Net Assets

Balanced Portfolio
Neuberger Berman Advisers Management Trust	Six Months Ended June 30, 2003 (Unaudited)	Year Ended December 31, 2002
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$368,612	$1,290,118
Net realized gain (loss) on investments	308,862	(15,903,952)
Change in net unrealized appreciation (depreciation) of investments	5,340,865	(4,038,169)
Net increase (decrease) in net assets resulting from operations	6,018,339	(18,652,003)
Distributions to Shareholders From:
Net investment income	-	(2,524,587)
From Fund Share Transactions:
Proceeds from shares sold	3,734,355	11,159,696
Proceeds from reinvestment of dividends	-	2,524,587
Payments for shares redeemed	(8,794,534)	(24,024,226)
Net increase (decrease) from Fund share transactions	(5,060,179)	(10,339,943)
Net Increase (Decrease) in Net Assets	958,160	(31,516,533)
Net Assets:
Beginning of period	80,501,265	112,017,798
End of period	$81,459,425	$80,501,265
Accumulated undistributed net investment income (loss) at end of period	$1,657,071	$1,288,459
Number of Fund Shares:
Sold	461,912	1,302,923
Issued on reinvestment of dividends	-	283,981
Redeemed	(1,108,985)	(2,869,291)
Net increase (decrease) in shares outstanding	(647,073)	(1,282,387)

See Notes to Financial Statements

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2003 (UNAUDITED)

Notes to Financial Statements Balanced Portfolio

Note A-Summary of Significant Accounting Policies:

1

General: Balanced Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.
3

Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

4

Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of market discount on long-term bonds and short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts. The Fund could be exposed to risks if a counterparty to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

6

Federal income taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

7	Dividends and distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, will be distributed in September. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($30,859,950 and $13,734,010 expiring in 2009 and 2010, respectively, determined as of December 31, 2002), it is the policy of the Fund not to distribute such gains.

The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

8	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
9

Expense allocation: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly.

10

Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

For U.S. Federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

During the six months ended June 30, 2003, the Fund did not enter into any financial futures contracts.
11

Security lending: The Fund entered into a Securities Lending Agreement with Neuberger Berman, LLC ("Neuberger") on April 17, 2003. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. The Fund pays Neuberger a lending agency fee monthly based on a percentage of net loan revenue. The Fund pays a fee to the borrower with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral. The Fund also receives payments from the borrower equal to income earned on loaned securities during the time they are on loan.

Prior to April 17, 2003, the Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund received cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invested the cash collateral in the investment vehicle. Income earned on the investment vehicle was paid to Morgan monthly. The Fund received a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions. Income earned on the securities loaned is reflected in the Statement of Operations.

12

Repurchase agreements: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

13

Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), a fund managed by Management and having the same officers and Trustees as the Fund. The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Fund does not pay Management an investment management fee associated with its investment in the Cash Fund. For the six months ended June 30, 2003, income earned on this investment amounted to $4,827 and is reflected in the Statement of Operations under the caption Interest income.

Note B-Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

The Trustees of the Trust adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken through December 31, 2006 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2003, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2009 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2003, there was no reimbursement to Management under this agreement. At June 30, 2003, the Fund has no contingent liability to Management under the agreement.

Management and Neuberger, a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $7.

Note C-Securities Transactions:

During the six months ended June 30, 2003, there were purchase and sale transactions (excluding short-term securities and forward foreign currency contracts) of $53,252,635 and $62,898,176, respectively.

During the six months ended June 30, 2003, the Fund had entered into various contracts to deliver currencies at specified future dates. At June 30, 2003, there were no open contracts.
During the six months ended June 30, 2003, brokerage commissions on securities transactions amounted to $77,353, of which Neuberger received $26,676, and other brokers received $50,677.

Note D-Line of Credit:

At June 30, 2003, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at June 30, 2003, nor had the Fund utilized this line of credit at any time prior to that date.

Note E-Unaudited Financial Information:
The financial information included in this interim report is taken from the records of the Fund without audit by independent auditors. Annual reports contain audited financial statements.

Financial Highlights Balanced Portfolio †

 The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.‡

Six Months Ended June 30	Year Ended December 31,
	2003 (Unaudited)	2002	2001	2000	1999	1998

Net Asset Value, Beginning of Period	$7.81	$9.66	$17.28	$20.89	$16.34	$17.80
Income From Investment Operations
Net Investment Income (Loss)	.04	.12	.22¥	.30	.26	.29
Net Gains or Losses on Securities (both realized and unrealized)	.58	(1.75)	(2.27)¥	(.61)	4.96	1.62
Total From Investment Operations	.62	(1.63)	(2.05)	(.31)	5.22	1.91
Less Distributions
From Net Investment Income	-	(.22)	(.28)	(.37)	(.27)	(.42)
From Net Capital Gains	-	-	(5.29)	(2.93)	(.40)	(2.95)
Total Distributions	-	(.22)	(5.57)	(3.30)	(.67)	(3.37)

Net Asset Value, End of Period	$8.43	$7.81	$9.66	$17.28	$20.89	$16.34

Total Return††	+7.94%**	-17.15%	-13.36%	-4.55%	+33.56%	+12.18%

Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$81.5	$80.5	$112.0	$147.6	$165.3	$177.6
Ratio of Gross Expenses to Average Net Assets#	1.20%*	1.12%	1.07%	.99%	1.02%	1.03%
Ratio of Net Expenses to Average Net Assets	1.20%*	1.12%	1.07%	.99%	1.02%	1.03%
Ratio of Net Investment Income (Loss) to Average Net Assets	.94%*	1.37%	2.10%¥	1.49%	1.60%	1.84%
Portfolio Turnover Rate	70%	106%	88%	124%	121%	71%

See Notes for financial Highlights

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2003 (UNAUDITED)

Financial Highlights Balanced Portfolio †

†

The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Balanced Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

††

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
‡	The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.
¥

For fiscal years ended after December 31, 2000, funds are required by the American Institute of Certified Public Accountants to amortize premiums and discounts on fixed income securities. Accordingly, for the year ended December 31, 2001, the per share amounts and ratios shown decreased or increased as follows:

Year Ended December 31,
2001
Net Investment Income	(.004)
Net Gains or Losses on Securities	.004
Ratio of Net Investment Income to Average Net Assets	(.04%)
*	Annualized.
**	Not annualized.

Trustees and Officers (Unaudited)

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Independent Trustees Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
John Cannon (73)	Trustee since 2000	Consultant. Formerly, Chairman and Chief Investment Officer, CDC Capital Management (registered investment adviser) (1993-January 1999) prior thereto, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	35	Independent Trustee or Director of three series of Oppenheimer Funds: Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund, since 1992.

Faith Colish (67)	Trustee since 1984	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; prior thereto, Attorney at Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	35	Director, American Bar Retirement Association (ABRA) since 1997 (not-for-profit membership association).

Walter G. Ehlers (70)	Trustee since 1989	Consultant; Retired President and Director, Teachers Insurance & Annuity (TIAA) and College Retirement Equities Fund (CREF).	35

C. Anne Harvey (65)	Trustee since 1998	Consultant, C. A. Harvey Associates, since June 2001; Director, AARP, 1978 to December 2000.	35

Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002; President, Board of Associates to The National Rehabilitation Hospital's Board of Directors since 2002; Member, American Savings Education Council's Policy Board (ASEC), 1998-2000; Member, Executive Committee, Crime Prevention Coalition of America, 1997-2000.

Barry Hirsch (70)	Trustee since 2000	Attorney at Law. Senior Counsel, Loews Corporation (diversified financial corporation) May 2002 until April 2003; prior thereto, Senior Vice President, Secretary and General Counsel, Loews Corporation.	35

Robert A. Kavesh (75)	Trustee since 2000	Professor of Finance and Economics, Stern School of Business, New York University.	35	Director, Delaware Labs (cosmetics), since 1978.

Howard A. Mileaf (66)	Trustee since 1999	Retired. Formerly, Vice President and Special Counsel, WHX Corporation (holding company), 1993-2001.	35

Director, WHX Corporation (holding company) since August 2002; Director, WebFinancial Corporation (holding company) since December 2002; Director, State Theatre of New Jersey (not-for- profit theater), since 2000; Formerly, Director, Kevlin Corporation (manufacturer of microwave and other products).

John P. Rosenthal (70)	Trustee since 2000	Senior Vice President, Burnham Securities Inc. (a registered broker-dealer) since 1991.	35	Director, 92nd Street Y (non-profit), since 1967; Formerly, Director, Cancer Treatment Holdings, Inc.

William E. Rulon (70)	Trustee since 2000	Retired. Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants) until January 1997.	35	Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children), since 1998; Director, Prandium, Inc. (restaurants), from March 2001 until July 2002.

Cornelius T. Ryan (71)	Trustee since 2000	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital partnerships) and President, Oxford Venture Corporation.	35

Director, Capital Cash Management Trust (money market fund), Narragansett Insured Tax-Free Income Fund, Rocky Mountain Equity Fund, Prime Cash Fund, several private companies and QuadraMed Corporation (NASDAQ).

Tom Decker Seip (53)	Trustee since 2000	General Partner, Seip Investments LP (a private investment partnership); President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; Senior Executive at the Charles Schwab Corporation from 1983 to 1999; including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments from 1997 to 1998 and Executive Vice President-Retail Brokerage, Charles Schwab Investment Management from 1994 to 1997.	35

Director, H&R Block, Inc. (financial services company), since May 2001; Director, General Magic (voice recognition software), since November 2001; Director, Forward Management, Inc. (asset management), since 2001; Director, E-Finance Corporation (credit decisioning services), since 1999; Director, Save-Daily.com (micro investing services), since 1999; Formerly, Director, Offroad Capital Inc. (pre-public internet commerce company).

Candace L. Straight (55)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector).	35	Director, Providence Washington (property and casualty insurance company), since December 1998; Director, Summit Global Partners (insurance brokerage firm), since October 2000.

Peter P. Trapp (58)	Trustee since 1984	Regional Manager for Atlanta Region, Ford Motor Credit Company since August 1997; prior thereto, President, Ford Life Insurance Company, April 1995 until August 1997.	35

Trustees who are "Interested Persons" Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
Edward I. OBrien* (74)	Trustee since 2000	Member, Investment Policy Committee, Edward Jones, 1993-2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974-1992; Adviser to SIA, November 1992-November 1993.	35	Director, Legg Mason, Inc. (financial services holding company), since 1993; Director, Boston Financial Group (real estate and tax shelters), 1993-1999.

Jack L. Rivkin* (4) (62)	President and Trustee since December 2002	Executive Vice President and Chief Investment Officer, Neuberger Berman since 2002 and 2003, respectively; Head of Research and Research Sales and Trading Departments of Neuberger Berman since 2002; Director and Chairman, NB Management since December 2002; Executive Vice President, Citigroup Investments, Executive Vice President, Travelers Group, Inc. and Senior Vice President, Tribeca Investments, LLC from 1996 to 2002.	35

Director, Dale Carnegie & Associates, Inc. (private company) since 1998; Director, Emagin Corp. (public company) since 1997; Director, Solbright Inc. (private company) since 1998; Director, Infogate Inc. (private company) since 1997.

Peter E. Sundman* (44)	Chairman of the Board, Chief Executive Officer and Trustee since 2000; President and Chief Executive Officer from 1998 to 2000	Executive Vice President, Neuberger Berman since 1999; Principal, Neuberger Berman from 1997 until 1999; Senior Vice President, NB Management from 1996 until 1999.	35

Executive Vice President, Neuberger Berman Inc. (holding company) since 1999 and Director from October 1999 through March 2003; President and Director, NB Management since 1999; Head of Neuberger Berman Inc.'s Mutual Funds and Institutional Business since 1999; President and Director, NB Management since 1999; Director and Vice President, Neuberger & Berman Agency, Inc. since 2000; Trustee, Frost Valley YMCA.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.
(2)

Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.
(4)	Serves as Trustee effective December 12, 2002.
*

Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

Information about the Officers of the Trust

Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Claudia A. Brandon (46)	Secretary since 1985

Vice President, Neuberger Berman since 2002 and employee since 1999; Vice President-Mutual Fund Board Relations, NB Management since 2000; Vice President, NB Management from 1986 to 1999; Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (four since 2002 and two since 2003).

Robert Conti (47)	Vice President since 2000

Senior Vice President, Neuberger Berman since 2003; Vice President, Neuberger Berman from 1999 until 2003; Senior Vice President, NB Management since 2000; Controller, NB Management until 1996; Treasurer, NB Management from 1996 until 1999; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002 and two since 2003).

Brian J. Gaffney (49)	Vice President since 2000

Managing Director, Neuberger Berman since 1999; Senior Vice President, NB Management since 2000; Vice President, NB Management from 1997 until 1999; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002 and two since 2003).

Sheila R. James (38)	Assistant Secretary since 2002

Employee, Neuberger Berman since 1999; Employee, NB Management from 1991 to 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

Kevin Lyons (48)	Assistant Secretary since March 2003

Employee, Neuberger Berman since 1999; Employee, NB Management from 1993 to 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

John M. McGovern (33)	Assistant Treasurer since 2002

Employee, NB Management since 1993; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

Barbara Muinos (44)	Treasurer and Principal Financial and Accounting Officer since 2002; prior thereto, Assistant Treasurer since 1996

Vice President, Neuberger Berman since 1999; Assistant Vice President, NB Management from 1993 to 1999; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003); Assistant Treasurer of three registered investment companies for which NB Management acts as investment manager and administrator from 1996 until 2002.

Frederic B. Soule (57)	Vice President since 2000

Senior Vice President, Neuberger Berman since 2003; Vice President; Neuberger Berman from 1999 until 2003; Vice President, NB Management from 1995 until 1999; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002 and two since 2003).

Trani Jo Wyman (33)	Assistant Treasurer since 2002

Employee, NB Management since 1991; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.
(2)

Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Semi-Annual Report June 30, 2003	Neuberger Berman

Neuberger Berman Advisers Management Trust

Fasciano Portfolio

[This Page Intentionally Left Blank]

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2003 (UNAUDITED)

A Message from our President

I am very pleased to announce that the management and Board of Directors of Neuberger Berman Inc., the parent company of Neuberger Berman Management Inc. and Neuberger Berman, LLC, the investment adviser and sub-adviser, respectively, of the portfolio, have agreed to a business combination with Lehman Brothers Holdings Inc., one of the world's leading financial services firms. Pending various approvals and other conditions, within a few months we expect that Neuberger Berman will become part of Lehman Brothers.

We do not anticipate dramatic changes. Neuberger Berman will retain its identity within the Lehman Brothers structure. Our portfolio managers will continue to manage their portfolios according to their judgment and expertise. We believe that our new ownership structure will provide us with greater resources to help us in our ongoing mission to provide you with the highest caliber investment expertise.

Sincerely yours,

Peter Sundman
President

Fasciano Portfolio Manager's Commentary

The wishes of many investors were fulfilled in the first half of 2003. The U.S. and its allies achieved a swift and decisive victory in Iraq. The Bush administration pushed a meaningful tax relief package through Congress. The Federal Reserve cut interest rates again and signaled that rates would remain low for the foreseeable future. In general, first-quarter earnings met or exceeded reduced expectations. Increased merger and acquisition activity indicated corporate confidence was improving. As a result, investors turned bullish and a robust second-quarter rally helped the stock market close the period with double-digit gains. The Neuberger Berman AMT Fasciano Portfolio delivered a strong return, but lagged its Russell 2000 Index benchmark.1, 2

As evidenced by the fact that all ten industry sectors in the Russell 2000 finished the first half of 2003 in the black, the rising market tide lifted all boats. However, technology, telecom, and biotechnology-among the worst performing sectors throughout the three-year bear market-were lifted the highest. We believe the superior performance of these three areas was largely due to speculators moving aggressively into the most volatile stocks to take maximum advantage of the rally. Short covering was also a factor. Our significant underweighting in technology, zero weighting in telecom, and a small exposure to biotechnology are the primary reasons the Portfolio lagged its benchmark. We have nothing against technology, telecom or biotech. However, our investment strategy, which focuses on identifying high-quality, stable growth companies trading at fundamentally attractive valuations, will generally result in underweightings in more richly valued and more volatile sectors.

Our consumer discretionary sector investments had the most positive impact on portfolio returns. Restaurant companies Steak n Shake and Ruby Tuesday excelled, and radio and television broadcaster Emmis Communications performed well. Collectively, our health care sector investments posted good gains, but due to the small biotech weighting, underperformed their peers in the benchmark index. Young Innovations, one of our dental care investments, was a standout performer. Technology was a mixed blessing. Our tech holdings performed well, but with an average tech sector weighting of just 6.6% compared with the Russell 2000's 18.5%, we lost ground to the index. Bar code equipment manufacturer Zebra Technologies and bar code equipment distributor ScanSource were among our best performers in the tech sector. We were also underweight financials, but once again our holdings delivered solid returns. Boston Private Financial, a bank with extensive investment advisory operations, and W. P. Stewart, a leading growth stock money manager, were among our best performers.

We were overweight industrials, a sector in which some of the highest-quality companies in their respective businesses are trading at enormous valuation discounts to the market. Industrials sector holdings Central Parking, G&K Services, Manitowoc, Kaydon Corp, and EGL Inc. all appeared on our worst-ten performance list, with most of the damage done in the first quarter when it looked like the economy might be headed back into recession. We have sold industrial holdings whose fundamentals have deteriorated, but have held on to those stocks with what we believe are the most compelling growth and value characteristics. If the economy regains momentum in the second half, we believe the economically sensitive industrials will attract favorable investor attention.

In closing, we expect our Portfolio to lag the Russell 2000 Index during the kind of "damn the fundamentals, full speed ahead" rallies we experienced in the second quarter. However, over the full market cycle, we believe our quality and value-oriented approach to the small-cap stock market will translate into satisfactory long-term returns.

Sincerely,

MICHAEL FASCIANO
PORTFOLIO MANAGER

1. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts whose proceeds are invested in the Portfolio.

2. The Russell 2000® Index is an unmanaged index consisting of securities of the 2000 issuers having the smallest capitalization in the Russell 3000® Index (which measures the performance of the 3000 largest U.S. companies based on total market capitalization), representing approximately 8% of the Russell 3000 total market capitalization. The smallest company's market capitalization is roughly $117 million.

Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

© 2003 Neuberger Berman Management Inc., distributor. All rights reserved.

Schedule of Investments Fasciano Portfolio

Number of Shares	Market Value†
Common Stocks (91.1%)
Auto/Truck Replacement Parts (0.5%)
630	American Axle & Manufacturing Holdings	$15,057*
Banking & Financial (1.8%)
1,720	Boston Private Financial Holdings	36,258
680	Wintrust Financial	20,128
		56,386
Biotechnology (1.3%)
1,310	Techne Corp.	39,745*
Business Services (4.1%)
3,050	G & K Services	90,280
1,600	Watson Wyatt & Co.	37,088*
		127,368
Commercial Services (3.5%)
1,790	Modine Manufacturing	34,672
1,600	National Processing	25,728*
1,930	OM Group	28,429
1,380	Steiner Leisure	20,148*
		108,977
Consumer Cyclical - Leisure & Consumer Services (1.2%)
1,030	Winnebago Industries	39,037
Consumer Products & Services (11.0%)
2,100	Blyth, Inc.	57,120
2,940	Central Parking	36,339
2,660	Plantronics, Inc.	57,642*
1,790	Snap-on	51,964
1,930	Spartech Corp.	40,935
760	Strayer Education	60,382
1,380	Tootsie Roll Industries	42,076
		346,458
Distributor (4.5%)
2,740	D & K Healthcare Resources	44,224
2,940	MSC Industrial Direct	52,626*
1,710	ScanSource, Inc.	45,742*
		142,592
Entertainment (2.5%)
1,320	International Speedway	52,153
890	Shuffle Master	26,157*
		78,310
Financial Services (9.1%)
450	FactSet Research Systems	19,823
1,000	Financial Federal	24,400*
930	Greater Bay Bancorp	18,991
3,020	HCC Insurance Holdings	89,301
1,350	ITLA Capital	54,580*
2,020	LaBranche & Co.	41,794
1,610	W.P. Stewart & Co.	36,064
		284,953
Health Care (2.2%)
1,380	Apria Healthcare Group	$34,335*
1,040	Charles River Laboratories International	33,467*
		67,802
Health Products & Services (11.0%)
690	DENTSPLY International	28,221
5,750	Hooper Holmes	37,030
2,770	K-V Pharmaceutical	77,006*
1,430	Landauer, Inc.	59,817
2,940	STERIS Corp.	67,884*
2,640	Young Innovations	75,240*
		345,198
Insurance (1.0%)
970	RLI Corp.	31,913
Machinery & Equipment (7.4%)
1,790	IDEX Corp.	64,870
1,320	Lindsay Manufacturing	30,650
2,660	Manitowoc Co.	59,318
1,670	Regal-Beloit	31,897
2,460	Robbins & Myers	45,510
		232,245
Oil & Gas (2.8%)
945	CARBO Ceramics	35,201
1,800	Offshore Logistics	39,150*
730	Universal Compression Holdings	15,228*
		89,579
Publishing & Broadcasting (11.9%)
3,710	Emmis Communications	85,144*
3,670	Journal Register	66,390*
1,430	Lee Enterprises	53,668
1,000	McClatchy Co.	57,620
600	Meredith Corp.	26,400
1,730	Pulitzer Inc.	85,497
		374,719
Real Estate (1.7%)
640	Beazer Homes USA	53,440*
Restaurants (4.9%)
740	CEC Entertainment	27,328*
2,370	Ruby Tuesday	58,610
4,370	Steak n Shake	66,643*
		152,581
Retail (1.6%)
680	RC2 Corp.	11,567*
1,310	Regis Corp.	38,055
		49,622
Technology (1.8%)
2,430	Methode Electronics Class A	26,123
400	Zebra Technologies	30,076*
		56,199
Transportation (2.9%)
1,320	Heartland Express	$29,370*
1,000	Landstar System	62,850*
		92,220
Waste Management (2.4%)
1,100	Stericycle, Inc.	42,328*
910	Waste Connections	31,896*
		74,224
Total Common Stocks (Cost $2,685,772)		2,858,625
Principal Amount
Short-Term Investments (18.9%)
$591,328	Neuberger Berman Institutional Cash Fund Trust Class
	(Cost $591,328)	591,328@#
Total Investments (110.0%) (Cost $3,277,100)		3,449,953##
Liabilities, less cash, receivables and other assets [(10.0%)]		(313,622)
Total Net Assets (100.0%)		$3,136,331

 Notes to Schedule of Investments Fasciano Portfolio

†

Investment securities of the Fund are valued at the latest sales price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisers Management Trust believes accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#	At cost, which approximates market value.
##

At June 30, 2003, the cost of investments for U.S. Federal income tax purposes was $3,277,100. Gross unrealized appreciation of investments was $195,544 and gross unrealized depreciation of investments was $22,691, resulting in net unrealized appreciation of $172,853, based on cost for U.S. Federal income tax purposes.

*	Non-income producing security.

@	Neuberger Berman Institutional Cash Fund is also managed by Neuberger Berman Management Inc. (see Note A of Notes to Financial Statements).

See Notes to Financial Statements

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2003 (UNAUDITED)

Statement of Operations
Neuberger Berman Advisers Management Trust	Fasciano Portfolio
Assets
Investments in securities, at market value* (Note A)-see Schedule of Investments	$3,449,953
Dividends and interest receivable	1,787
Receivable for securities sold	1,699
Receivable for Fund shares sold	30,855
Receivable from administrator-net (Note B)	5,954
Total Assets	3,490,248
Liabilities
Payable for securities purchased	336,988
Payable for Fund shares redeemed	2,163
Payable to investment manager (Note B)	1,861
Accrued expenses and other payables	12,905
Total Liabilities	353,917
Net Assets at value	$3,136,331
Net Assets consist of:
Paid-in capital	$2,974,851
Undistributed net investment income (loss)	(4,160)
Accumulated net realized gains (losses) on investments	(7,213)
Net unrealized appreciation (depreciation) in value of investments	172,853
Net Assets at value	$3,136,331
Shares Outstanding ($.001 par value; unlimited shares authorized)	294,068
Net Asset Value, offering and redemption price per share	$10.67
*Cost of Investments	$3,277,100

See Notes to Financial Statements

Statement of Assets and Liabilities
Neuberger Berman Advisers Management Trust	Fasciano Portfolio
Investment Income
Income:
Dividend income	$5,026
Interest income (Note A)	1,347
Total income	6,373
Expenses:
Investment management fee (Note B)	6,009
Administration fee (Note B)	2,159
Distribution fees (Note B)	1,799
Auditing fees	4,310
Custodian fees (Note B)	11,667
Legal fees	1,194
Shareholder reports	5,455
Trustees' fees and expenses	14,365
Miscellaneous	860
Total expenses	47,818
Expenses reimbursed by administrator (Note B)	(37,285)
Total net expenses	10,533
Net investment income (loss)	(4,160)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold	(9,289)
Change in net unrealized appreciation (depreciation) in value of:
Investment securities (Note A)	173,538
Net gain (loss) on investments	164,249
Net increase (decrease) in net assets resulting from operations	$160,089

See Notes to Financial Statements

Statement of Changes in Net Assets
	Fasciano Portfolio
Neuberger Berman Advisers Management Trust	Six Months Ended June 30, 2003 (Unaudited)	Period from July 12, 2002 (Commencement of Operations) to December 31, 2002
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(4,160)	$(370)
Net realized gain (loss) on investments	(9,289)	2,349
Change in net unrealized appreciation (depreciation) of investments	173,538	(685)
Net increase (decrease) in net assets resulting from operations	160,089	1,294
From Fund Share Transactions:
Proceeds from shares sold	2,666,019	483,071
Payments for shares redeemed	(161,981)	(12,161)
Net increase (decrease) from Fund share transactions	2,504,038	470,910
Net Increase (Decrease) in Net Assets	2,664,127	472,204
Net Assets:
Beginning of period	472,204	-
End of period	$3,136,331	$472,204
Accumulated undistributed net investment income (loss) at end of period	$(4,160)	$-
Number of Fund Shares:
Sold	262,921	48,842
Redeemed	(16,439)	(1,256)
Net increase (decrease) in shares outstanding	246,482	47,586

See Notes to Financial Statements

Notes to Financial Statements Fasciano Portfolio

Note A-Summary of Significant Accounting Policies:
1

General: Fasciano Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an openend management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The Fund had no operations until July 12, 2002, other than matters relating to its organization and registration as a series of the Trust. The Fund currently offers only Class S shares. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.
3

Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

4

Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5

Federal income taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

6

Dividends and distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, will be distributed in September. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.

The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

7	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
8

Expense allocation: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly.

9

Repurchase agreements: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

10

Security lending: The Fund entered into a Securities Lending Agreement with Neuberger Berman, LLC ("Neuberger") on April 17, 2003. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. The Fund pays Neuberger a lending agency fee monthly based on a percentage of net loan revenue. The Fund pays a fee to the borrower with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral. The Fund also receives payments from the borrower equal to income earned on loaned securities during the time they are on loan. Income earned on securities loaned is reflected in the Statement of Operations.

11

Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), a fund managed by Management and having the same officers and Trustees as the Fund. The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Fund does not pay Management an investment management fee associated with its investment in the Cash Fund. For the six months ended June 30, 2003, income earned on this investment amounted to $1,124 and is reflected in the Statement of Operations under the caption Interest income.

Note B-Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $500 million of the Fund's average daily net assets, 0.825% of the next $500 million, 0.80% of the next $500 million, 0.775% of the next $500 million, 0.75% of the next $500 million, and 0.725% of average daily net assets in excess of $2.5 billion.

The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Trustees of the Trust have adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken through December 31, 2006 to reimburse the Fund for its operating expenses (including the fees payable to Management, but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.40% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2003, such excess expenses amounted to $37,285. The Fund has agreed to repay Management through December 31, 2009 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2003, there was no reimbursement to Management under this agreement. At June 30, 2003, the Fund has a contingent liability to Management under the agreement of $81,858.

Management and Neuberger, a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $0.

Note C-Securities Transactions:
During the six months ended June 30, 2003, there were purchase and sale transactions (excluding short-term securities) of $2,570,629 and $321,195, respectively.
During the six months ended June 30, 2003, brokerage commissions on securities transactions amounted to $5,604, of which Neuberger received $3,275, and other brokers received $2,329.
Note D-Line of Credit:

At June 30, 2003, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at June 30, 2003, nor had the Fund utilized this line of credit at any time prior to that date.

Note E-Unaudited Financial Information:
The financial information included in this interim report is taken from the records of the Fund without audit by independent auditors. Annual reports contain audited financial statements.

Financial Highlights Fasciano Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.‡

	Six Months Ended June 30,	Period from July 12, 2002^ to December 31,
	2003 (Unaudited)	2002
Net Asset Value, Beginning of Period	$9.92	$10.00
Income From Investment Operations
Net Investment Income (Loss)	(.03)	(.01)
Net Gains or Losses on Securities (both realized and unrealized)	.78	(.07)
Total From Investment Operations	.75	(.08)
Net Asset Value, End of Period	$10.67	$9.92
Total Return††	+7.56%**	-0.80%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$3.1	$0.5
Ratio of Gross Expenses to Average Net Assets#	1.46%*	1.40%*
Ratio of Net Expenses to Average Net Assets§	1.46%*	1.40%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(.58)%*	(.31)%*
Portfolio Turnover Rate	25%	20%

Notes to Financial Highlights Fasciano Portfolio
††

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
§	After reimbursement of expenses by Management. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:
Six Months Ended June 30, 2003	Period from July 12, 2002 to December 31, 2002
6.65%	38.27%

^	The date investment operations commenced.
‡	The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.
*	Annualized.
**	Not annualized.

Trustees and Officers (Unaudited)

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Independent Trustees Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
John Cannon (73)	Trustee since 2000	Consultant. Formerly, Chairman and Chief Investment Officer, CDC Capital Management (registered investment adviser) (1993-January 1999) prior thereto, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	35	Independent Trustee or Director of three series of Oppenheimer Funds: Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund, since 1992.

Faith Colish (67)	Trustee since 1984	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; prior thereto, Attorney at Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	35	Director, American Bar Retirement Association (ABRA) since 1997 (not-for-profit membership association).

Walter G. Ehlers (70)	Trustee since 1989	Consultant; Retired President and Director, Teachers Insurance & Annuity (TIAA) and College Retirement Equities Fund (CREF).	35

C. Anne Harvey (65)	Trustee since 1998	Consultant, C. A. Harvey Associates, since June 2001; Director, AARP, 1978 to December 2000.	35

Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002; President, Board of Associates to The National Rehabilitation Hospital's Board of Directors since 2002; Member, American Savings Education Council's Policy Board (ASEC), 1998-2000; Member, Executive Committee, Crime Prevention Coalition of America, 1997-2000.

Barry Hirsch (70)	Trustee since 2000	Attorney at Law. Senior Counsel, Loews Corporation (diversified financial corporation) May 2002 until April 2003; prior thereto, Senior Vice President, Secretary and General Counsel, Loews Corporation.	35

Robert A. Kavesh (75)	Trustee since 2000	Professor of Finance and Economics, Stern School of Business, New York University.	35	Director, Delaware Labs (cosmetics), since 1978.

Howard A. Mileaf (66)	Trustee since 1999	Retired. Formerly, Vice President and Special Counsel, WHX Corporation (holding company), 1993-2001.	35

Director, WHX Corporation (holding company) since August 2002; Director, WebFinancial Corporation (holding company) since December 2002; Director, State Theatre of New Jersey (not-for- profit theater), since 2000; Formerly, Director, Kevlin Corporation (manufacturer of microwave and other products).

John P. Rosenthal (70)	Trustee since 2000	Senior Vice President, Burnham Securities Inc. (a registered broker-dealer) since 1991.	35	Director, 92nd Street Y (non-profit), since 1967; Formerly, Director, Cancer Treatment Holdings, Inc.

William E. Rulon (70)	Trustee since 2000	Retired. Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants) until January 1997.	35	Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children), since 1998; Director, Prandium, Inc. (restaurants), from March 2001 until July 2002.

Cornelius T. Ryan (71)	Trustee since 2000	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital partnerships) and President, Oxford Venture Corporation.	35

Director, Capital Cash Management Trust (money market fund), Narragansett Insured Tax-Free Income Fund, Rocky Mountain Equity Fund, Prime Cash Fund, several private companies and QuadraMed Corporation (NASDAQ).

Tom Decker Seip (53)	Trustee since 2000	General Partner, Seip Investments LP (a private investment partnership); President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; Senior Executive at the Charles Schwab Corporation from 1983 to 1999; including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments from 1997 to 1998 and Executive Vice President-Retail Brokerage, Charles Schwab Investment Management from 1994 to 1997.	35

Director, H&R Block, Inc. (financial services company), since May 2001; Director, General Magic (voice recognition software), since November 2001; Director, Forward Management, Inc. (asset management), since 2001; Director, E-Finance Corporation (credit decisioning services), since 1999; Director, Save-Daily.com (micro investing services), since 1999; Formerly, Director, Offroad Capital Inc. (pre-public internet commerce company).

Candace L. Straight (55)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector).	35	Director, Providence Washington (property and casualty insurance company), since December 1998; Director, Summit Global Partners (insurance brokerage firm), since October 2000.

Peter P. Trapp (58)	Trustee since 1984	Regional Manager for Atlanta Region, Ford Motor Credit Company since August 1997; prior thereto, President, Ford Life Insurance Company, April 1995 until August 1997.	35

Trustees who are "Interested Persons" Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
Edward I. OBrien* (74)	Trustee since 2000	Member, Investment Policy Committee, Edward Jones, 1993-2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974-1992; Adviser to SIA, November 1992-November 1993.	35	Director, Legg Mason, Inc. (financial services holding company), since 1993; Director, Boston Financial Group (real estate and tax shelters), 1993-1999.

Jack L. Rivkin* (4) (62)	President and Trustee since December 2002	Executive Vice President and Chief Investment Officer, Neuberger Berman since 2002 and 2003, respectively; Head of Research and Research Sales and Trading Departments of Neuberger Berman since 2002; Director and Chairman, NB Management since December 2002; Executive Vice President, Citigroup Investments, Executive Vice President, Travelers Group, Inc. and Senior Vice President, Tribeca Investments, LLC from 1996 to 2002.	35

Director, Dale Carnegie & Associates, Inc. (private company) since 1998; Director, Emagin Corp. (public company) since 1997; Director, Solbright Inc. (private company) since 1998; Director, Infogate Inc. (private company) since 1997.

Peter E. Sundman* (44)	Chairman of the Board, Chief Executive Officer and Trustee since 2000; President and Chief Executive Officer from 1998 to 2000	Executive Vice President, Neuberger Berman since 1999; Principal, Neuberger Berman from 1997 until 1999; Senior Vice President, NB Management from 1996 until 1999.	35

Executive Vice President, Neuberger Berman Inc. (holding company) since 1999 and Director from October 1999 through March 2003; President and Director, NB Management since 1999; Head of Neuberger Berman Inc.'s Mutual Funds and Institutional Business since 1999; President and Director, NB Management since 1999; Director and Vice President, Neuberger & Berman Agency, Inc. since 2000; Trustee, Frost Valley YMCA.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.
(2)

Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.
(4)	Serves as Trustee effective December 12, 2002.
*

Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager

Information about the Officers of the Trust

Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Claudia A. Brandon (46)	Secretary since 1985

Vice President, Neuberger Berman since 2002 and employee since 1999; Vice President-Mutual Fund Board Relations, NB Management since 2000; Vice President, NB Management from 1986 to 1999; Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (four since 2002 and two since 2003).

Robert Conti (47)	Vice President since 2000

Senior Vice President, Neuberger Berman since 2003; Vice President, Neuberger Berman from 1999 until 2003; Senior Vice President, NB Management since 2000; Controller, NB Management until 1996; Treasurer, NB Management from 1996 until 1999; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002 and two since 2003).

Brian J. Gaffney (49)	Vice President since 2000

Managing Director, Neuberger Berman since 1999; Senior Vice President, NB Management since 2000; Vice President, NB Management from 1997 until 1999; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002 and two since 2003).

Sheila R. James (38)	Assistant Secretary since 2002

Employee, Neuberger Berman since 1999; Employee, NB Management from 1991 to 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

Kevin Lyons (48)	Assistant Secretary since March 2003

Employee, Neuberger Berman since 1999; Employee, NB Management from 1993 to 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

John M. McGovern (33)	Assistant Treasurer since 2002

Employee, NB Management since 1993; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

Barbara Muinos (44)	Treasurer and Principal Financial and Accounting Officer since 2002; prior thereto, Assistant Treasurer since 1996

Vice President, Neuberger Berman since 1999; Assistant Vice President, NB Management from 1993 to 1999; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003); Assistant Treasurer of three registered investment companies for which NB Management acts as investment manager and administrator from 1996 until 2002.

Frederic B. Soule (57)	Vice President since 2000

Senior Vice President, Neuberger Berman since 2003; Vice President; Neuberger Berman from 1999 until 2003; Vice President, NB Management from 1995 until 1999; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002 and two since 2003).

Trani Jo Wyman (33)	Assistant Treasurer since 2002

Employee, NB Management since 1991; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.
(2)

Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Semi-Annual Report June 30, 2003	Neuberger Berman

Neuberger Berman

Advisers
Management
Trust

Focus
Portfolio®

[This Page Intentionally Left Blank]

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2003 (UNAUDITED)

A Message from our President

I am very pleased to announce that the management and Board of Directors of Neuberger Berman Inc., the parent company of Neuberger Berman Management Inc. and Neuberger Berman, LLC, the investment adviser and sub-adviser, respectively, of the portfolio, have agreed to a business combination with Lehman Brothers Holdings Inc., one of the world's leading financial services firms. Pending various approvals and other conditions, within a few months we expect that Neuberger Berman will become part of Lehman Brothers.

We do not anticipate dramatic changes. Neuberger Berman will retain its identity within the Lehman Brothers structure. Our portfolio managers will continue to manage their portfolios according to their judgment and expertise. We believe that our new ownership structure will provide us with greater resources to help us in our ongoing mission to provide you with the highest caliber investment expertise.

Sincerely yours,

Peter Sundman
President

Focus Portfolio Manager's Commentary

For the six months ended June 30, 2003, the Neuberger Berman AMT Focus Portfolio provided a positive return, easily outperforming both the S&P 500 and the Russell 1000 Value Index.1, 2

In reviewing the stocks that materially helped our performance, the common theme (with one exception) was that companies did what we had hoped when we purchased them. For example, credit quality at Capital One did in fact improve, and International Rectifier's results did outpace those of most other semiconductor companies as its proprietary products continued to gain wider acceptance among customers. In sum, it was not so much a case of unexpected or unforeseen developments taking place, as it was of our investment thesis proving to be accurate.

Having said that, it is also true that several of our best performers-Capital One, Amkor, International Rectifier, Nvidia, JP Morgan Chase and Nortel-reported results that exceeded Wall Street's expectations. That never hurts.

On the minus side, the converse tended to be true. Tech Data, Celestica and Solectron each reported results considerably below what we and Wall Street analysts had expected. Each was eliminated from the Portfolio.

Returning to the plus side, the "one exception" alluded to above is Concord EFS, which announced it was being acquired by First Data shortly after we purchased it. While any portfolio manager will take being lucky over being smart, the transaction does, in our opinion, highlight the fact that we think in terms of buying businesses rather than just stocks. In other words, we tend to look for the same attributes that a corporate buyer does: a good industry in which to operate, a business model that offers a competitive advantage, and a management team that can execute the business model. Another trait we have in common with the corporate buyer is that we tend to be long-term investors. This puts us in a relatively small minority in today's Wall Street, but it is an investment style we have long favored and plan to continue to employ for the Focus Portfolio.

Looking forward, the view is not crystal clear, but does provide the basis for some optimism. Given the significant amount of stimulus that has been applied to the economy-from the Federal Reserve Board's 13 rate cuts as well as Federal tax cuts- economic precedents strongly support the likelihood of a fairly good economic recovery, starting about now. Thus far, there are signs that this is in fact occurring, although these signs are somewhat faint and mixed.

While AMT Focus is constructed on a stock-by-stock basis, with valuation the preeminent variable in our stock selection process, the Portfolio would benefit from an economic recovery. Given that the 2004 forward P/E ratio on the overall Portfolio is less than that of the S&P 500, we do not feel that we have paid up for this eventuality.

Moreover, if there is an economic recovery, we believe there could be two other developments as a result. The first is that the rise in corporate earnings could be greater than expected, perhaps significantly greater. The main reason for this is that most corporations have spent the last two or three years aggressively cutting their costs. This should result in some fairly significant upside operating leverage during any economic recovery. The second reason is that, if the earnings of corporate America start to expand, it is quite possible that some of the trillions of dollars currently parked in money market funds, earning the lowest rates of return in 40 years, might find their way into the stock market. That would be helpful.

Sincerely,

KENT SIMONS
PORTFOLIO MANAGER

1. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts whose proceeds are invested in the Portfolio.

2. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index (which measures performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not Neuberger Berman's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, Neuberger Berman does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

© 2003 Neuberger Berman Management Inc., distributor. All rights reserved.

Schedule of Investments Focus Portfolio
Number of Shares		Market Value†
Common Stocks (96.0%)
Consumer Goods & Services (10.9%)
3,600	MemberWorks Inc.	$71,100*
Financial Services (44.8%)
1,825	Capital One Financial	89,754
600	Citigroup Inc.	25,680
1,200	FleetBoston Financial	35,652
800	J.P. Morgan Chase	27,344
390	Lehman Brothers Holdings	25,927
660	Merrill Lynch	30,809
4,500	Providian Financial	41,670*
1,000	Travelers Property Casualty Class B	15,770
		292,606
Retail (9.7%)
1,200	Furniture Brands International	31,320*
1,400	Select Comfort	22,932*
500	TJX Cos.	9,420
		63,672
Technology (30.6%)
2,000	Advanced Micro Devices	12,820*
3,000	Agere Systems Class A	6,990*
1,000	Amdocs Ltd.	24,000*
2,500	Amkor Technology	32,850*
12,000	Corvis Corp.	18,000*
1,600	International Rectifier	42,912*
7,000	Nortel Networks	18,900*
9,000	RCN Corp.	17,820*
2,500	Taiwan Semiconductor Manufacturing ADR	25,200*
		199,492
Total Common Stocks (Cost $515,073)		626,870
Principal Amount		Market Value†
U.S. Treasury Securities (3.1%)
$20,000	U.S. Treasury Bills, 0.78%, due 7/3/03
	(Cost $19,999)	$19,999#
Short-Term Investments (3.5%)
22,989	Neuberger Berman Institutional Cash Fund Trust Class
	(Cost $22,989)	22,989@#
Total Investments (102.6%) (Cost $558,061)		669,858##
Liabilities, less cash, receivables and other assets [(2.6%)]		(17,181)
Total Net Assets (100.0%)		$652,677
See Notes to Schedule of Investments NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2003 (UNAUDITED) Notes to Schedule of Investments Focus Portfolio

†

Investment securities of the Fund are valued at the latest sales price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisers Management Trust believes accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#	At cost, which approximates market value.
##

At June 30, 2003, the cost of investments for U.S. Federal income tax purposes was $558,061. Gross unrealized appreciation of investments was $114,616 and gross unrealized depreciation of investments was $2,819, resulting in net unrealized appreciation of $111,797, based on cost for U.S. Federal income tax purposes.

*	Non-income producing security.
@	Neuberger Berman Institutional Cash Fund is also managed by Neuberger Berman Management Inc. (see Note A of Notes to Financial Statements).

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2003 (UNAUDITED)

Statement of Assets and Liabilities
Neuberger Berman Advisers Management Trust	Focus Portfolio
Assets
Investments in securities, at market value* (Note A)-see Schedule of Investments	$669,858
Cash	17,068
Dividends and interest receivable	438
Receivable from administrator-net (Note B)	5,643
Total Assets	693,007
Liabilities
Payable for securities purchased	23,593
Payable for Fund shares redeemed	4,949
Payable to investment manager (Note B)	283
Accrued expenses and other payables	11,505
Total Liabilities	40,330
Net Assets at value	$652,677
Net Assets consist of:
Paid-in capital	$491,026
Undistributed net investment income (loss)	(1,447)
Accumulated net realized gains (losses) on investments	51,301
Net unrealized appreciation (depreciation) in value of investments	111,797
Net Assets at value	$652,677
Shares Outstanding ($.001 par value; unlimited shares authorized)	42,985
Net Asset Value, offering and redemption price per share	$15.18
*Cost of Investments	$558,061

See Notes to Financial Statements

Statement of Operations

Neuberger Berman Advisers Management Trust	Focus Portfolio
Investment Income
Income:
Dividend income	$1,476
Interest income (Note A)	79
Total income	1,555
Expenses:
Investment management fee (Note B)	1,109
Administration fee (Note B)	610
Distribution fees (Note B)	508
Auditing fees	4,305
Custodian fees (Note B)	5,014
Legal fees	583
Shareholder reports	5,455
Trustees' fees and expenses	14,365
Miscellaneous	856
Total expenses	32,805
Expenses reimbursed by administrator and reduced by custodian fee expense offset arrangement (Note B)	(29,803)
Total net expenses	3,002
Net investment income (loss)	(1,447)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold	46,947
Change in net unrealized appreciation (depreciation) in value of:
Investment securities (Note A)	105,940
Net gain (loss) on investments	152,887
Net increase (decrease) in net assets resulting from operations	$151,440

See Notes to Financial Statements

Statement of Changes in Net Assets
Neuberger Berman Advisers Management Trust	Six Months Ended June 30, 2003 (Unaudited)	Period from August 8, 2002 (Commencement of Operations) to December 31, 2002
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,447)	$(417)
Net realized gain (loss) on investments	46,947	4,694
Change in net unrealized appreciation (depreciation) of investments	105,940	5,857
Net increase (decrease) in net assets resulting from operations	151,440	10,134
From Fund Share Transactions:
Proceeds from shares sold	377,892	226,291
Payments for shares redeemed	(105,682)	(7,398)
Net increase (decrease) from Fund share transactions	272,210	218,893
Net Increase (Decrease) in Net Assets	423,650	229,027
Net Assets:
Beginning of period	229,027	-
End of period	$652,677	$229,027
Accumulated undistributed net investment income (loss) at end of period	$(1,447)	$-
Number of Fund Shares:
Sold	30,947	21,516
Redeemed	(8,791)	(687)
Net increase (decrease) in shares outstanding	22,156	20,829

See Notes to Financial Statements

Notes to Financial Statements Focus Portfolio

Note A-Summary of Significant Accounting Policies:

1

General: Focus Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (the "Funds") each of which (except the Fund) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The Fund had no operations until August 8, 2002, other than matters relating to its organization and registration as a series of the Trust. The Fund currently offers only Class S shares. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3

Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

4

Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5

Federal income taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

6

Dividends and distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, will be distributed in September. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains.

The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

7	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8

Expense allocation: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly.

9

Security lending: The Fund entered into a Securities Lending Agreement with Neuberger Berman, LLC ("Neuberger") on April 17, 2003. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. The Fund pays Neuberger a lending agency fee monthly based on a percentage of net loan revenue. The Fund pays a fee to the borrower with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral. The Fund also receives payments from the borrower equal to income earned on loaned securities during the time they are on loan. Income earned on securities loaned is reflected in the Statement of Operations.

10

Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), a fund managed by Management and having the same officers and Trustees as the Fund. The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Fund does not pay Management an investment management fee associated with its investment in the Cash Fund. For the six months ended June 30, 2003, income earned on this investment amounted to $77 and is reflected in the Statement of Operations under the caption Interest income.

Note B-Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Trustees of the Trust have adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken through December 31, 2006 to reimburse the Fund for its operating expenses (including the fees payable to Management, but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.25% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2003, such excess expenses amounted to $29,797. The Fund has agreed to repay Management through December 31, 2009 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2003, there was no reimbursement to Management under this agreement. At June 30, 2003, the Fund has a contingent liability to Management under the agreement of $67,232.

Management and Neuberger, a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $6.

Note C-Securities Transactions:

During the six months ended June 30, 2003, there were purchase and sale transactions (excluding short-term securities) of $612,167 and $356,867, respectively.

During the six months ended June 30, 2003, brokerage commissions on securities transactions amounted to $3,908, of which Neuberger received $2,401, and other brokers received $1,507.

Note D-Line of Credit:

At June 30, 2003, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at June 30, 2003, nor had the Fund utilized this line of credit at any time prior to that date.

Note E-Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by independent auditors. Annual reports contain audited financial statements.

Financial Highlights Focus Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. ‡

	Six Months Ended June 30,	Period from August 8, 2002^ to December 31,
	2003 (Unaudited)	2002
Net Asset Value, Beginning of Period	$11.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)	(.05)	(.03)
Net Gains or Losses on Securities (both realized and unrealized)	4.23	1.03
Total From Investment Operations	4.18	1.00
Net Asset Value, End of Period	$15.18	$11.00
Total Return††	+38.13%**	+10.00%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$0.7	$0.2
Ratio of Gross Expenses to Average Net Assets#	1.48%*	1.25%*
Ratio of Net Expenses to Average Net Assets§	1.48%*	1.25%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(.71)%*	(.69)%*
Portfolio Turnover Rate	88%	63%

Notes to Financial Highlights Focus Portfolio

††

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
§	After reimbursement of expenses by Management. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

Six Months Ended June 30, 2003	Period from August 8, 2002 to December 31, 2002
16.14%	63.28%
^	The date investment operations commenced.
‡	The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.
*	Annualized.
**	Not annualized.

Trustees and Officers (Unaudited)

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Independent Trustees Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
John Cannon (73)	Trustee since 2000	Consultant. Formerly, Chairman and Chief Investment Officer, CDC Capital Management (registered investment adviser) (1993-January 1999) prior thereto, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	35	Independent Trustee or Director of three series of Oppenheimer Funds: Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund, since 1992.

Faith Colish (67)	Trustee since 1984	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; prior thereto, Attorney at Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	35	Director, American Bar Retirement Association (ABRA) since 1997 (not-for-profit membership association).

Walter G. Ehlers (70)	Trustee since 1989	Consultant; Retired President and Director, Teachers Insurance & Annuity (TIAA) and College Retirement Equities Fund (CREF).	35

C. Anne Harvey (65)	Trustee since 1998	Consultant, C. A. Harvey Associates, since June 2001; Director, AARP, 1978 to December 2000.	35

Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002; President, Board of Associates to The National Rehabilitation Hospital's Board of Directors since 2002; Member, American Savings Education Council's Policy Board (ASEC), 1998-2000; Member, Executive Committee, Crime Prevention Coalition of America, 1997-2000.

Barry Hirsch (70)	Trustee since 2000	Attorney at Law. Senior Counsel, Loews Corporation (diversified financial corporation) May 2002 until April 2003; prior thereto, Senior Vice President, Secretary and General Counsel, Loews Corporation.	35

Robert A. Kavesh (75)	Trustee since 2000	Professor of Finance and Economics, Stern School of Business, New York University.	35	Director, Delaware Labs (cosmetics), since 1978.

Howard A. Mileaf (66)	Trustee since 1999	Retired. Formerly, Vice President and Special Counsel, WHX Corporation (holding company), 1993-2001.	35

Director, WHX Corporation (holding company) since August 2002; Director, WebFinancial Corporation (holding company) since December 2002; Director, State Theatre of New Jersey (not-for- profit theater), since 2000; Formerly, Director, Kevlin Corporation (manufacturer of microwave and other products).

John P. Rosenthal (70)	Trustee since 2000	Senior Vice President, Burnham Securities Inc. (a registered broker-dealer) since 1991.	35	Director, 92nd Street Y (non-profit), since 1967; Formerly, Director, Cancer Treatment Holdings, Inc.

William E. Rulon (70)	Trustee since 2000	Retired. Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants) until January 1997.	35	Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children), since 1998; Director, Prandium, Inc. (restaurants), from March 2001 until July 2002.

Cornelius T. Ryan (71)	Trustee since 2000	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital partnerships) and President, Oxford Venture Corporation.	35

Director, Capital Cash Management Trust (money market fund), Narragansett Insured Tax-Free Income Fund, Rocky Mountain Equity Fund, Prime Cash Fund, several private companies and QuadraMed Corporation (NASDAQ).

Tom Decker Seip (53)	Trustee since 2000	General Partner, Seip Investments LP (a private investment partnership); President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; Senior Executive at the Charles Schwab Corporation from 1983 to 1999; including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments from 1997 to 1998 and Executive Vice President-Retail Brokerage, Charles Schwab Investment Management from 1994 to 1997.	35

Director, H&R Block, Inc. (financial services company), since May 2001; Director, General Magic (voice recognition software), since November 2001; Director, Forward Management, Inc. (asset management), since 2001; Director, E-Finance Corporation (credit decisioning services), since 1999; Director, Save-Daily.com (micro investing services), since 1999; Formerly, Director, Offroad Capital Inc. (pre-public internet commerce company).

Candace L. Straight (55)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector).	35	Director, Providence Washington (property and casualty insurance company), since December 1998; Director, Summit Global Partners (insurance brokerage firm), since October 2000.

Peter P. Trapp (58)	Trustee since 1984	Regional Manager for Atlanta Region, Ford Motor Credit Company since August 1997; prior thereto, President, Ford Life Insurance Company, April 1995 until August 1997.	35

Trustees and Officers (Unaudited) cont'd
Trustees who are "Interested Persons" Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
Edward I. OBrien* (74)	Trustee since 2000	Member, Investment Policy Committee, Edward Jones, 1993-2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974-1992; Adviser to SIA, November 1992-November 1993	35	Director, Legg Mason, Inc. (financial services holding company), since 1993; Director, Boston Financial Group (real estate and tax shelters), 1993-1999.

Jack L. Rivkin* (4) (62)	President and Trustee since December 2002	Executive Vice President and Chief Investment Officer, Neuberger Berman since 2002 and 2003, respectively; Head of Research and Research Sales and Trading Departments of Neuberger Berman since 2002; Director and Chairman, NB Management since December 2002; Executive Vice President, Citigroup Investments, Executive Vice President, Travelers Group, Inc. and Senior Vice President, Tribeca Investments, LLC from 1996 to 2002.	35

Director, Dale Carnegie & Associates, Inc. (private company) since 1998; Director, Emagin Corp. (public company) since 1997; Director, Solbright Inc. (private company) since 1998; Director, Infogate Inc. (private company) since 1997.

Peter E. Sundman* (44)	Chairman of the Board, Chief Executive Officer and Trustee since 2000; President and Chief Executive Officer from 1998 to 2000	Executive Vice President, Neuberger Berman since 1999; Principal, Neuberger Berman from 1997 until 1999; Senior Vice President, NB Management from 1996 until 1999.	35

Executive Vice President, Neuberger Berman Inc. (holding company) since 1999 and Director from October 1999 through March 2003; President and Director, NB Management since 1999; Head of Neuberger Berman Inc.'s Mutual Funds and Institutional Business since 1999; President and Director, NB Management since 1999; Director and Vice President, Neuberger & Berman Agency, Inc. since 2000; Trustee, Frost Valley YMCA.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)

Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)	Serves as Trustee effective December 12, 2002.

*

Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

Trustees and Officers (Unaudited) cont'd

Information about the Officers of the Trust

Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Claudia A. Brandon (46)	Secretary since 1985

Vice President, Neuberger Berman since 2002 and employee since 1999; Vice President-Mutual Fund Board Relations, NB Management since 2000; Vice President, NB Management from 1986 to 1999; Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (four since 2002 and two since March 2003).

Robert Conti (46)	Vice President since 2000

Senior Vice President, Neuberger Berman since 2003; Vice President, Neuberger Berman from 1999 until 2003; Senior Vice President, NB Management since 2000; Controller, NB Management until 1996; Treasurer, NB Management from 1996 until 1999; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002 and two since March 2003).

Brian J. Gaffney (49)	Vice President since 2000

Managing Director, Neuberger Berman since 1999; Senior Vice President, NB Management since 2000; Vice President, NB Management from 1997 until 1999; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 2002, four since 2002 and two since March 2003).

Sheila R. James (37)	Assistant Secretary since 2002

Employee, Neuberger Berman since 1999; Employee, NB Management from 1991 to 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since March 2003).

Kevin Lyons (47)	Assistant Secretary since March 2003

Employee, Neuberger Berman since 1999; Employee, NB Management from 1993 to 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since March 2003).

John M. McGovern (33)	Assistant Treasurer since 2002

Employee, NB Management since 1993; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since March 2003).

Barbara Muinos (44)	Treasurer and Principal Financial and Accounting Officer since 2002; prior thereto, Assistant Treasurer since 1996

Vice President, Neuberger Berman since 1999; Assistant Vice President, NB Management from 1993 to 1999; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since March 2003); Assistant Treasurer of three registered investment companies for which NB Management acts as investment manager and administrator from 1996 until 2002.

Frederic B. Soule (56)	Vice President since 2000

Senior Vice President, Neuberger Berman since 2003; Vice President; Neuberger Berman from 1999 until 2003; Vice President, NB Management from 1995 until 1999; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002 and two since March 2003).

Trani Jo Wyman (33)	Assistant Treasurer since 2002

Employee, NB Management since 1991; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since March 2003).

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)

Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Semi-Annual Report June 30, 2003	NEUBERGER BERMAN

Neuberger Berman

Advisers
Management
Trust

Growth
Portfolio®

[This Page Intentionally Left Blank]

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2003 (UNAUDITED)

A Message from our President

I am very pleased to announce that the management and Board of Directors of Neuberger Berman Inc., the parent company of Neuberger Berman Management Inc. and Neuberger Berman, LLC, the investment adviser and sub-adviser, respectively, of the portfolio, have agreed to a business combination with Lehman Brothers Holdings Inc., one of the world's leading financial services firms. Pending various approvals and other conditions, within a few months we expect that Neuberger Berman will become part of Lehman Brothers.

We do not anticipate dramatic changes. Neuberger Berman will retain its identity within the Lehman Brothers structure. Our portfolio managers will continue to manage their portfolios according to their judgment and expertise. We believe that our new ownership structure will provide us with greater resources to help us in our ongoing mission to provide you with the highest caliber investment expertise.

Sincerely yours,

Peter Sundman
President

Growth Portfolio Managers' Commentary

The markets provided a bifurcated performance in the first half of 2003. During the first quarter, risk-averse investors flocked to relatively safe bond and money market funds, while stocks-particularly cyclical companies-experienced losses. After a low in March, stocks began to rally, carrying prices higher through July. For the whole period, the Neuberger Berman AMT Growth Portfolio provided a positive return, but underperformed its benchmark, the Russell Midcap Growth Index.1, 2

During the first quarter, the Portfolio was positioned defensively, which was appropriate for the market environment. Early in the second quarter, however, the market began to shift and take on a new tone. Across the board, financial assets were the place to be. Bonds, stocks and even gold rallied strongly, sending bears of all types into hibernation. This equity rally was the strongest for stocks since the end of 1998 and for many pundits it signaled the end of the bear market, which had begun in March 2000. The highest returns for the quarter came from areas in the market with the greatest risk; small, volatile, money-losing companies performed best while large, higher quality firms lagged. For the six-month period, the growth style of investing outperformed the value style.

Factors that contributed to the rally emanated from Washington D.C. First, victories in Iraq removed a small, but hugely consequential risk of "weapons of mass destruction." Second, the Federal Reserve made certain to the markets that it would continue to provide the liquidity necessary to avoid deflation and economic decline. Third, Congress passed a tax law favoring financial assets generally, and dividend-paying stocks in particular. In addition, the earnings season was stronger than we had anticipated.

Given this change in the market, we repositioned the Portfolio midway through the second quarter to benefit from economic expansion. We added exposure to companies with higher growth rates, higher beta, more cyclicality, and greater earnings leverage relative to the accelerating economy. Many portfolio managers have found it difficult to outperform their benchmarks in this shifting environment thus far this year-indeed, the performance of the Russell Midcap Growth Index is in the top 30% of its Lipper and Morningstar Mid-Cap Growth peer groups.

Our holdings in Industrials and Health Care were responsible for the largest relative contributions to Portfolio total return for the first half of the year. Within Industrials, our education stocks performed well. In addition, stock selection within Health Care was additive to performance. Health Care is one of the best performing sectors in the index year-to-date. We have been relatively neutral-weighted in this sector, where our emphasis has included drugs, pharmacy services and therapeutics.

The largest detractors from our relative performance were our Information Technology stocks. Because of the defensive nature of our holdings, they trailed their index counterparts as the market moved sharply upward in April and May. For example, we held names that might perform well if technology spending did not improve significantly. Such defensive, less cyclical, lower octane names underperformed the more cyclical, higher beta names in the sector. In mid-May, we began repositioning the Portfolio strategically to take advantage of the shift in the market.

We believe that the equity market will continue to move higher, albeit at a slower pace than during the second quarter. Helping stocks advance are prospects for stronger economic activity and better earnings growth. High liquidity provided by the Federal Reserve, stimulative fiscal policies and continued, strong consumer spending would create better economic conditions for businesses. Inflation is forecasted to remain low, helping to hold down interest rates and, after three years of a bear market, investors appear to be willing to accept more risk and move assets back into stocks.

Sincerely,

JON D. BRORSON
PORTFOLIO MANAGER AND
GROWTH EQUITY GROUP
TEAM LEADER

KENNETH J. TUREK
PORTFOLIO MANAGER

1. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts whose proceeds are invested in the Portfolios.

2. The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

© 2003 Neuberger Berman Management Inc., distributor. All rights reserved.

Schedule of Investments Growth Portfolio
Number of Shares	Market Value†

Common Stocks (100.0%)
Basic Materials (2.1%)
76,000	Ecolab Inc.	$1,945,600
45,500	Nucor Corp.	2,222,675
4,168,275
Biotechnology (5.4%)
32,500	Chiron Corp.	1,420,900*
23,000	Genzyme Corp.	961,600*
81,700	Gilead Sciences	4,540,886*£
27,800	IDEC Pharmaceuticals	945,200*£
38,000	MedImmune, Inc.	1,382,060*£
87,500	Millennium Pharmaceuticals	1,376,375*
10,627,021
Business Services (7.0%)
72,500	Alliance Data Systems	1,696,500*
32,000	Career Education	2,189,440*
52,000	Corporate Executive Board	2,107,560*£
49,000	Education Management	2,605,820*
56,000	Iron Mountain	2,077,040*
78,500	Stericycle, Inc.	3,020,680*
13,697,040
Business Services-IT Business Services (1.8%)
93,000	Amdocs Ltd.	2,232,000*£
52,000	Manhattan Associates	1,350,440*
3,582,440
Communications Equipment (3.4%)
143,000	Juniper Networks	1,768,910*
241,500	Tellabs, Inc.	1,586,655*
94,000	UTStarcom, Inc.	3,343,580*
6,699,145
Computer Related (1.1%)
31,000	Lexmark International Group	2,193,870*
Energy (5.6%)
49,000	BJ Services	1,830,640*
42,500	Murphy Oil	2,235,500
83,500	National-Oilwell	1,837,000*
55,500	Pride International	1,044,510*£
51,000	Smith International	1,873,740*
108,733	XTO Energy	2,186,621
11,008,011
Financial Services (6.0%)
39,000	Bear Stearns	2,824,380
57,000	Capital One Financial	2,803,260£
54,000	Legg Mason	3,507,300£
47,500	Moody's Corp.	2,503,725
11,638,665
Food & Beverage (1.3%)
78,000	Dean Foods	2,457,000*

Number of Shares	Market Value†
Health Care (15.6%)
35,600	Allergan, Inc.	2,744,760£
32,500	Anthem, Inc.	$2,507,375*
48,500	Biovail Corp.	2,282,410*£
27,500	C. R. Bard	1,961,025
200,000	Caremark Rx	5,136,000*
21,500	Express Scripts	1,468,880*
52,000	First Health Group	1,435,200*
30,500	Henry Schein	1,596,370*
52,300	St. Jude Medical	3,007,250*
85,000	Teva Pharmaceutical Industries ADR	4,839,050
60,500	Varian Medical Systems	3,482,985*
30,461,305
Home Builders (1.1%)
28,500	Lennar Corp.	2,037,750£
Industrial (6.5%)
42,100	Danaher Corp.	2,864,905£
55,500	Fastenal Co.	1,883,670£
59,500	Gentex Corp.	1,821,295*
14,000	Harman International Industries	1,107,960
81,500	J.B. Hunt Transport Services	3,076,625*£
46,000	SPX Corp.	2,026,760*
12,781,215
Internet (1.3%)
77,200	Yahoo! Inc.	2,529,072*
Leisure (0.9%)
45,500	Harrah's Entertainment	1,830,920*
Media (7.0%)
80,500	Cumulus Media	1,523,865*
28,500	E.W. Scripps	2,528,520
64,500	Lamar Advertising	2,271,045*£
191,000	Radio One Class D	3,394,070*£
114,225	Westwood One	3,875,654*
13,593,154
Retail (11.8%)
70,000	Abercrombie & Fitch	1,988,700*£
103,100	Bed Bath & Beyond	4,001,311*£
61,500	Best Buy	2,701,080*
60,500	Coach, Inc.	3,009,270*
109,500	InterActiveCorp	4,332,915*£
61,500	Michaels Stores	2,340,690*
59,500	Reebok International	2,000,985*
61,900	Ross Stores	2,645,606
23,020,557

Number of Shares	Market Value†

Semiconductors (7.2%)
63,000	Intersil Corp.	1,676,430*
111,000	Marvell Technology Group	3,815,070*
74,800	Maxim Integrated Products	2,557,412
80,000	Microchip Technology	1,970,400
56,000	QLogic Corp.	2,706,480*
55,500	Xilinx Inc.	1,404,705*
14,130,497
Software (8.4%)
62,000	Adobe Systems	$1,988,340
99,500	Documentum, Inc.	1,957,165*
59,000	Electronic Arts	4,365,410*
74,500	Mercury Interactive	2,876,445*£
97,000	Storage Technology	2,496,780*
95,000	VERITAS Software	2,723,650*
16,407,790
Technology (4.6%)
50,000	Computer Sciences	1,906,000*
161,000	Seagate Technology	2,841,650*
57,000	Zebra Technologies	4,285,830*
9,033,480
Telecommunications (1.9%)
209,100	Nextel Communications	3,780,528*
Total Common Stocks (Cost $159,734,057)		195,677,735
Principal Amount
Short-Term Investments (19.4%)
$37,859,350	N&B Securities Lending Quality Fund, LLC (Cost $37,859,350)	37,859,350#
Total Investments (119.4%) (Cost $197,593,407)		233,537,085##
Liabilities, less cash, receivables and other assets [(19.4%)]		(37,873,654)
Total Net Assets (100.0%)		$195,663,431

See Notes to Schedule of Investments

Notes to Schedule of Investments Growth Portfolio

†	Investment securities of the Fund are valued at the latest sales price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisers Management Trust believes accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#	At cost, which approximates market value.
##

At June 30, 2003, the cost of investments for U.S. Federal income tax purposes was $197,593,407. Gross unrealized appreciation of investments was $37,091,542 and gross unrealized depreciation of investments was $1,147,864, resulting in net unrealized appreciation of $35,943,678, based on cost for U.S. Federal income tax purposes.

*	Non-income producing security.
£	All or a portion of this security is on loan (see Note A of Notes to Financial Statements)

See Notes to Financial Statements

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2003 (UNAUDITED)

Statement of Assets and Liabilities
Neuberger Berman Advisers Management Trust	Growth Portfolio
Assets
Investments in securities, at market value*† (Note A)-see Schedule of Investments	$233,537,085
Dividends and interest receivable	40,907
Receivable for securities sold	1,981,957
Receivable for Fund shares sold	356,332
Prepaid expenses and other assets	44,949
Total Assets	235,961,230
Liabilities
Payable for collateral on securities loaned (Note A)	37,859,350
Payable for securities purchased	1,826,182
Payable for Fund shares redeemed	368,279
Payable to investment manager (Note B)	86,415
Payable to administrator (Note B)	47,161
Accrued expenses and other payables	110,412
Total Liabilities	40,297,799
Net Assets at value	$195,663,431
Net Assets consist of:
Paid-in capital	$479,048,995
Undistributed net investment income (loss)	(613,869)
Accumulated net realized gains (losses) on investments	(318,715,373)
Net unrealized appreciation (depreciation) in value of investments	35,943,678
Net Assets at value	$195,663,431
Shares Outstanding ($.001 par value; unlimited shares authorized)	21,562,625
Net Asset Value, offering and redemption price per share	$9.07
†Securities on loan, at market value	$36,509,218
*Cost of Investments	$197,593,407

See Notes to Schedule of Investments

Statement of Operations

Neuberger Berman Advisers Management Trust	Growth Portfolio
Investment Income
Income:
Dividend income	$169,403
Income from securities loaned-net	100,001
Interest income (Note A)	20,936
Foreign taxes withheld (Note A)	(4,249)
Total income	286,091
Expenses:
Investment management fee (Note B)	500,354
Administration fee (Note B)	274,056
Auditing fees	15,396
Custodian fees (Note B)	56,239
Insurance expense	2,629
Legal fees	15,777
Shareholder reports	16,099
Trustees' fees and expenses	14,419
Miscellaneous	4,991
Total net expenses	899,960
Net investment income (loss)	(613,869)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold	404,780
Change in net unrealized appreciation (depreciation) in value of:
Investment securities (Note A)	25,118,923
Net gain (loss) on investments	25,523,703
Net increase (decrease) in net assets resulting from operations	$24,909,834

See Notes to Schedule of Investments

Statement of Changes in Net Assets
	Growth Portfolio
Neuberger Berman Advisers Management Trust	Six Months Ended June 30, 2003 (Unaudited)	Year Ended December 31, 2002
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(613,869)	$(1,647,631)
Net realized gain (loss) on investments	404,780	(80,233,852)
Change in net unrealized appreciation (depreciation) of investments	25,118,923	(17,399,240)
Net increase (decrease) in net assets resulting from operations	24,909,834	(99,280,723)
From Fund Share Transactions:
Proceeds from shares sold	18,256,466	51,338,030
Payments for shares redeemed	(33,348,425)	(122,421,435)
Net increase (decrease) from Fund share transactions	(15,091,959)	(71,083,405)
Net Increase (Decrease) in Net Assets	9,817,875	(170,364,128)
Net Assets:
Beginning of period	185,845,556	356,209,684
End of period	$195,663,431	$185,845,556
Accumulated undistributed net investment income (loss) at end of period	$(613,869)	$ -
Number of Fund Shares:
Sold	2,258,141	5,453,318
Redeemed	(4,129,574)	(12,934,581)
Net increase (decrease) in shares outstanding	(1,871,433)	(7,481,263)

Notes to Financial Statements Growth Portfolio

Note A-Summary of Significant Accounting Policies:

1

General: Growth Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3

Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

4

Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5

Federal income taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

6

Dividends and distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, will be distributed in September. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($234,904,974 and $70,119,797 expiring in 2009 and 2010, respectively, determined as of December 31, 2002), it is the policy of the Fund not to distribute such gains.

The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

7

Expense allocation: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly.

8

Security lending: The Fund entered into a Securities Lending Agreement with Neuberger Berman, LLC ("Neuberger") on April 17, 2003. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. The Fund pays Neuberger a lending agency fee monthly based on a percentage of net loan revenue. The Fund pays a fee to the borrower with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral. The Fund also receives payments from the borrower equal to income earned on loaned securities during the time they are on loan.

Prior to April 17, 2003, the Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund received cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invested the cash collateral in the investment vehicle. Income earned on the investment vehicle was paid to Morgan monthly. The Fund received a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions. Income earned on the securities loaned is reflected in the Statement of Operations.

9	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

10

Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), a fund managed by Management and having the same officers and Trustees as the Fund. The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Fund does not pay Management an investment management fee associated with its investment in the Cash Fund. For the six months ended June 30, 2003, income earned on this investment amounted to $20,936 and is reflected in the Statement of Operations under the caption Interest income.

Note B-Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

The Trustees of the Trust adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken through December 31, 2006 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2003, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2009 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2003, there was no reimbursement to Management under this agreement. At June 30, 2003, the Fund has no contingent liability to Management under the agreement.

Management and Neuberger, a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $0.

Note C-Securities Transactions:

During the six months ended June 30, 2003, there were purchase and sale transactions (excluding short-term securities) of $154,554,721 and $160,711,277, respectively.

During the six months ended June 30, 2003, brokerage commissions on securities transactions amounted to $357,861, of which Neuberger received $121,074, and other brokers received $236,787.

Note D-Line of Credit:

At June 30, 2003, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at June 30, 2003.

Note E-Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by independent auditors. Annual reports contain audited financial statements.

Financial Highlights Growth Portfolio†

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.‡

	Six Months Ended
	June 30,	Year Ended December 31,
	2003 (Unaudited)	2002	2001	2000	1999	1998

Net Asset Value, Beginning of Period	$7.93	$11.52	$30.65	$37.27	$26.29	$30.54
Income From Investment Operations
Net Investment Income (Loss)	(.03)	(.06)	(.07)	(.17)	(.12)	(.10)
Net Gains or Losses on Securities (both realized and unrealized)	1.17	(3.53)	(7.41)	(3.16)	12.51	4.12
Total From Investment Operations	1.14	(3.59)	(7.48)	(3.33)	12.39	4.02
Less Distributions
From Net Capital Gains	-	-	(11.65)	(3.29)	(1.41)	(8.27)
Net Asset Value, End of Period	$9.07	$7.93	$11.52	$30.65	$37.27	$26.29
Total Return††	+14.38%**	-31.16%	-30.36%	-11.66%	+50.40%	+15.53%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$195.7	$185.8	$356.2	$640.6	$732.8	$616.4
Ratio of Gross Expenses to Average Net Assets#	.99%*	.96%	.89%	.90%	.92%	.92%
Ratio of Net Expenses to Average Net Assets	.99%*	.96%	.89%	.90%	.92%	.92%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.67)%*	(.65)%	(.50)%	(.45)%	(.46)%	(.41)%
Portfolio Turnover Rate	85%	97%	91%	125%	119%	83%

Notes to Financial Highlights Growth Portfolio

†

The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Growth Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

††

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
‡	The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.
*	Annualized.
**	Not annualized.

Trustees and Officers (Unaudited)

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Independent Trustees Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
John Cannon (73)	Trustee since 2000	Consultant. Formerly, Chairman and Chief Investment Officer, CDC Capital Management (registered investment adviser) (1993-January 1999) prior thereto, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	35	Independent Trustee or Director of three series of Oppenheimer Funds: Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund, since 1992.

Faith Colish (67)	Trustee since 1984	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; prior thereto, Attorney at Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	35	Director, American Bar Retirement Association (ABRA) since 1997 (not-for-profit membership association).

Walter G. Ehlers (70)	Trustee since 1989	Consultant; Retired President and Director, Teachers Insurance & Annuity (TIAA) and College Retirement Equities Fund (CREF).	35

C. Anne Harvey (65)	Trustee since 1998	Consultant, C. A. Harvey Associates, since June 2001; Director, AARP, 1978 to December 2000.	35

Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002; President, Board of Associates to The National Rehabilitation Hospital's Board of Directors since 2002; Member, American Savings Education Council's Policy Board (ASEC), 1998-2000; Member, Executive Committee, Crime Prevention Coalition of America, 1997-2000.

Barry Hirsch (70)	Trustee since 2000	Attorney at Law. Senior Counsel, Loews Corporation (diversified financial corporation) May 2002 until April 2003; prior thereto, Senior Vice President, Secretary and General Counsel, Loews Corporation	35

Robert A. Kavesh (75)	Trustee since 2000	Professor of Finance and Economics, Stern School of Business, New York University.	35	Director, Delaware Labs (cosmetics), since 1978.

Howard A. Mileaf (66)	Trustee since 1999	Retired. Formerly, Vice President and Special Counsel, WHX Corporation (holding company), 1993-2001.	35

Director, WHX Corporation (holding company) since August 2002; Director, WebFinancial Corporation (holding company) since December 2002; Director, State Theatre of New Jersey (not-for- profit theater), since 2000; Formerly, Director, Kevlin Corporation (manufacturer of microwave and other products).

John P. Rosenthal (70)	Trustee since 2000	Senior Vice President, Burnham Securities Inc. (a registered broker-dealer) since 1991.	35	Director, 92nd Street Y (non-profit), since 1967; Formerly, Director, Cancer Treatment Holdings, Inc.

William E. Rulon (70)	Trustee since 2000	Retired. Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants) until January 1997.	35	Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children), since 1998; Director, Prandium, Inc. (restaurants), from March 2001 until July 2002.

Cornelius T. Ryan (71)	Trustee since 2000	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital partnerships) and President, Oxford Venture Corporation.	35

Director, Capital Cash Management Trust (money market fund), Narragansett Insured Tax-Free Income Fund, Rocky Mountain Equity Fund, Prime Cash Fund, several private companies and QuadraMed Corporation (NASDAQ).

Tom Decker Seip (53)	Trustee since 2000	General Partner, Seip Investments LP (a private investment partnership); President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; Senior Executive at the Charles Schwab Corporation from 1983 to 1999; including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments from 1997 to 1998 and Executive Vice President-Retail Brokerage, Charles Schwab Investment Management from 1994 to 1997.	35

Director, H&R Block, Inc. (financial services company), since May 2001; Director, General Magic (voice recognition software), since November 2001; Director, Forward Management, Inc. (asset management), since 2001; Director, E-Finance Corporation (credit decisioning services), since 1999; Director, Save-Daily.com (micro investing services), since 1999; Formerly, Director, Offroad Capital Inc. (pre-public internet commerce company).

Candace L. Straight (55)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector).	35	Director, Providence Washington (property and casualty insurance company), since December 1998; Director, Summit Global Partners (insurance brokerage firm), since October 2000.

Peter P. Trapp (58)	Trustee since 1984	Regional Manager for Atlanta Region, Ford Motor Credit Company since August 1997; prior thereto, President, Ford Life Insurance Company, April 1995 until August 1997.	35

Trustees and Officers (Unaudited) cont'd

Trustees who are "Interested Persons" Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
Edward I. OBrien* (74)	Trustee since 2000	Member, Investment Policy Committee, Edward Jones, 1993-2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974-1992; Adviser to SIA, November 1992-November 1993	35	Director, Legg Mason, Inc. (financial services holding company), since 1993; Director, Boston Financial Group (real estate and tax shelters), 1993-1999.

Jack L. Rivkin* (4) (62)	President and Trustee since December 2002	Executive Vice President and Chief Investment Officer, Neuberger Berman since 2002 and 2003, respectively; Head of Research and Research Sales and Trading Departments of Neuberger Berman since 2002; Director and Chairman, NB Management since December 2002; Executive Vice President, Citigroup Investments, Executive Vice President, Travelers Group, Inc. and Senior Vice President, Tribeca Investments, LLC from 1996 to 2002.	35

Director, Dale Carnegie & Associates, Inc. (private company) since 1998; Director, Emagin Corp. (public company) since 1997; Director, Solbright Inc. (private company) since 1998; Director, Infogate Inc. (private company) since 1997.

Peter E. Sundman* (44)	Chairman of the Board, Chief Executive Officer and Trustee since 2000; President and Chief Executive Officer from 1998 to 2000	Executive Vice President, Neuberger Berman since 1999; Principal, Neuberger Berman from 1997 until 1999; Senior Vice President, NB Management from 1996 until 1999.	35

Executive Vice President, Neuberger Berman Inc. (holding company) since 1999 and Director from October 1999 through March 2003; President and Director, NB Management since 1999; Head of Neuberger Berman Inc.'s Mutual Funds and Institutional Business since 1999; President and Director, NB Management since 1999; Director and Vice President, Neuberger & Berman Agency, Inc. since 2000; Trustee, Frost Valley YMCA.

Trustees and Officers (Unaudited) cont'd
(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)

Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)	Serves as Trustee effective December 12, 2002.

(5)

Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

Information about the Officers of the Trust

Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Claudia A. Brandon (46)	Secretary since 1985

Vice President, Neuberger Berman since 2002 and employee since 1999; Vice President-Mutual Fund Board Relations, NB Management since 2000; Vice President, NB Management from 1986 to 1999; Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (four since 2002 and two since 2003).

Robert Conti (47)	Vice President since 2000

Senior Vice President, Neuberger Berman since 2003; Vice President, Neuberger Berman from 1999 until 2003; Senior Vice President, NB Management since 2000; Controller, NB Management until 1996; Treasurer, NB Management from 1996 until 1999; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002 and two since 2003).

Brian J. Gaffney (49)	Vice President since 2000

Managing Director, Neuberger Berman since 1999; Senior Vice President, NB Management since 2000; Vice President, NB Management from 1997 until 1999; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002 and two since 2003).

Sheila R. James (38)	Assistant Secretary since 2002

Employee, Neuberger Berman since 1999; Employee, NB Management from 1991 to 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

Kevin Lyons (48)	Assistant Secretary since March 2003

Employee, Neuberger Berman since 1999; Employee, NB Management from 1993 to 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

John M. McGovern (33)	Assistant Treasurer since 2002

Employee, NB Management since 1993; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

Barbara Muinos (44)	Treasurer and Principal Financial and Accounting Officer since 2002; prior thereto, Assistant Treasurer since 1996

Vice President, Neuberger Berman since 1999; Assistant Vice President, NB Management from 1993 to 1999; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003); Assistant Treasurer of three registered investment companies for which NB Management acts as investment manager and administrator from 1996 until 2002.

Frederic B. Soule (57)	Vice President since 2000

Senior Vice President, Neuberger Berman since 2003; Vice President; Neuberger Berman from 1999 until 2003; Vice President, NB Management from 1995 until 1999; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002 and two since 2003).

Trani Jo Wyman (33)	Assistant Treasurer since 2002

Employee, NB Management since 1991; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)

Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Semi-Annual Report June 30, 2003	Neuberger Berman

Neuberger Berman

Advisers
Management
Trust

Guardian
Portfolio

[This Page Intentionally Left Blank]

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2003 (UNAUDITED)

A Message from our President

I am very pleased to announce that the management and Board of Directors of Neuberger Berman Inc., the parent company of Neuberger Berman Management Inc. and Neuberger Berman, LLC, the investment adviser and sub-adviser, respectively, of the portfolio, have agreed to a business combination with Lehman Brothers Holdings Inc., one of the world's leading financial services firms. Pending various approvals and other conditions, within a few months we expect that Neuberger Berman will become part of Lehman Brothers.

We do not anticipate dramatic changes. Neuberger Berman will retain its identity within the Lehman Brothers structure. Our portfolio managers will continue to manage their portfolios according to their judgment and expertise. We believe that our new ownership structure will provide us with greater resources to help us in our ongoing mission to provide you with the highest caliber investment expertise.

Sincerely yours,

/s/ Peter Sundman

Peter Sundman
President

Guardian Portfolio Manager's Commentary

In the first half of 2003, the AMT Guardian Portfolio outperformed its S&P 500 and Russell 1000 Value Index benchmarks.1, 2 Our Portfolio's technology investments, highlighted by semiconductor design software company Synopsys, semiconductor testing equipment manufacturer Teradyne, and leading computer retailer Dell Computer, had the most favorable impact on Portfolio returns. Financials sector investments, including credit card issuer MBNA, buoyed performance. The Portfolio's consumer discretionary sector investments excelled, with cable television network owner Liberty Media, cable TV system operator Comcast, and discount retailer Target making our top-ten performance list. Health Care sector holdings, led by old favorite United HealthGroup and pharmaceuticals company Wyeth, also posted good gains.

The Portfolio had minimal exposure in consumer staples, but due to the disappointing performance of one stock (Pepsi Bottling), whose earnings were hurt by harsh winter weather in the Midwest and Northeast, we had negative returns in the sector.

Looking ahead, we think the economy is on the mend and that stocks can continue to make good progress. We see parallels in today's environment with the economic climate of the early 1990's, when the economy was struggling to regain momentum following a relatively modest and short-lived recession brought on in large part from the bursting of a real estate bubble and the collapse of the junk bond market. In the early 90's, there was a great deal of skepticism that the economy would be revived, but increased capital spending, primarily for technology goods, helped put it back on its feet. There is a similar degree of skepticism today, but we believe that selected technology spending could once again be a factor in reinvigorating the economy.

For instance, cable television companies' success in selling broadband services has inspired telephone companies to be more aggressive in providing digital subscriber lines (DSL) to their customers. We think the accelerating penetration of broadband services (wired and wireless) has the potential to stimulate increased demand for a wide variety of technology products over the next several years. This and other product specific technology spending suggests that overall tech spending could turn out to be stronger than generally anticipated.

As is our custom, I will detail a portfolio company that illustrates our focus on quality, value, and growth. In 2002, about everything that could go wrong did go wrong for Wyeth, a leading pharmaceuticals company. The company couldn't ramp up production fast enough to meet demand for several of its best selling drugs. There was controversy over the side effects of hormone replacement therapy, a business in which Wyeth was a major player. The company had legacy legal problems over the "Fen-Phen" group of diet drugs. As a result, Wyeth stock was trading at a multiple discount to the market and its peer group. Looking forward, unlike many other major pharmaceutical companies, Wyeth doesn't have any holes in its patented drug portfolio. This will be critical over the next several years as an expected $40-50 billion worth of drugs come off patent. Wyeth also has several very promising business relationships. It is providing the drug used in Johnson & Johnson's new drug coated stent; it is a partner with Amgen in Enberl, a revolutionary new anti-inflammatory drug; and it has the marketing license for Medimune's nasally administered flu vaccination product. We believe Wyeth stock will continue to reward us as more investors recognize the company's strengths.

In closing, we believe the economy is gradually recovering and that corporate earnings are likely to continue to improve in the year ahead. The stock market has come a long way back in a relatively short period of time and may be vulnerable to a correction. However, we think the long-term trend is up and that our research based approach to identifying high quality, well positioned companies trading at discounted valuations will continue to reward shareholders.

Sincerely,

/s/ Arthur Moretti

ARTHUR MORETTI PORTFOLIO MANAGER

1. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts whose proceeds are invested in the Portfolios.

2. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest directly in many securities not included in the above-described indices.

The composition, industries and holdings of the Portfolio are subject to change.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

© 2003 Neuberger Berman Management Inc., distributor. All rights reserved.

Schedule of Investments Guardian Portfolio
Number of Shares		Market Value†
Common Stocks (97.3%)
Banking & Financial (7.9%)
48,800	Fifth Third Bancorp	$2,798,192
224,600	MBNA Corp.	4,680,664
112,400	State Street	4,428,560£
		11,907,416
Consumer Cyclicals (5.1%)
188,200	Mattel Inc.	3,560,744
109,500	Target Corp.	4,143,480
		7,704,224
Defense (3.1%)
108,400	L-3 Communications Holdings	4,714,316*£
Diversified (2.8%)
62,900	Danaher Corp.	4,280,345
Energy (2.1%)
74,600	BP PLC ADR	3,134,692
Financial Services (6.1%)
46,200	Ambac Financial Group	3,060,750
74,400	Citigroup Inc.	3,184,320£
36,000	Goldman Sachs	3,015,000
		9,260,070
Food & Beverage (2.8%)
210,100	Pepsi Bottling Group	4,206,202£
Gas (2.6%)
65,500	Praxair, Inc.	3,936,550
Health Products & Services (6.5%)
58,200	Quest Diagnostics	3,713,160*
121,200	UnitedHealth Group	6,090,300
		9,803,460
Insurance (5.2%)
1,400	Berkshire Hathaway Class B	3,402,000*
146,200	Willis Group Holdings	4,495,650
		7,897,650
Media (8.3%)
192,600	Comcast Corp. Class A Special	5,552,658*
602,356	Liberty Media	6,963,235*
		12,515,893
Oil & Gas (6.4%)
116,200	EOG Resources	4,861,808
128,700	Newfield Exploration	4,832,685*
		9,694,493
Oil Services (2.6%)
83,400	Schlumberger Ltd.	3,967,338
Pharmaceutical (4.9%)
54,800	Millipore Corp.	2,431,476
107,280	Wyeth	4,886,604
		7,318,080
Real Estate (3.6%)
57,100	AMB Property	$1,608,507
144,200	Equity Residential	3,741,990
		5,350,497
Technology (13.4%)
137,100	Dell Computer	4,381,716*
98,700	National Instruments	3,728,886*
104,900	Synopsys, Inc.	6,488,065*
323,500	Teradyne, Inc.	5,599,785*£
		20,198,452
Telecommunications (3.2%)
246,300	Vodafone Group ADR	4,839,795£
Transportation (3.1%)
41,500	Burlington Northern Santa Fe	1,180,260
71,400	Canadian National Railway	3,445,764
		4,626,024
Utilities (3.6%)
37,500	FPL Group	2,506,875£
404,600	National Grid Transco	2,748,619
4,800	National Grid Transco ADR	163,728
		5,419,222
Waste Management (4.0%)
61,400	Republic Services	1,391,938*
190,600	Waste Management	4,591,554
		5,983,492
Total Common Stocks (Cost $129,559,987)		146,758,211
Principal Amount
Short-Term Investments (19.6%)
$25,229,800	N&B Securities Lending Quality Fund, LLC	25,229,800
4,373,985	Neuberger Berman Institutional Cash Fund Trust Class	4,373,985&commat;
Total Short-Term Investments (Cost $29,603,785)		29,603,785#
Total Investments (116.9%) (Cost $159,163,772)		176,361,996##
Liabilities, less cash, receivables and other assets &lsqb;(16.9%)&rsqb;		(25,468,757)
Total Net Assets (100.0%)		$150,893,239

Notes to Schedule of Investments Guardian Portfolio

†

Investment securities of the Fund are valued at the latest sales price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisers Management Trust believes accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#	At cost, which approximates market value.
##

At June 30, 2003, the cost of investments for U.S. Federal income tax purposes was $159,163,772. Gross unrealized appreciation of investments was $18,377,223 and gross unrealized depreciation of investments was $1,178,999, resulting in net unrealized appreciation of $17,198,224, based on cost for U.S. Federal income tax purposes.

*	Non-income producing security.
£	All or a portion of this security is on loan (see Note A of Notes to Financial Statements).
@	Neuberger Berman Institutional Cash Fund is also managed by Neuberger Berman Management Inc. (see Note A of Notes to Financial Statements).

Schedule of Assets and Liabilities
Neuberger Berman Advisers Management Trust	Guardian Portfolio
Assets
Investments in securities, at market value*† (Note A)-see Schedule of Investments	$176,361,996
Dividends and interest receivable	282,840
Receivable for securities sold	153,826
Receivable for Fund shares sold	18,815
Prepaid expenses and other assets	12,062
Total Assets	176,829,539
Liabilities
Payable for collateral on securities loaned (Note A)	25,229,800
Payable for securities purchased	373,054
Payable for Fund shares redeemed	158,805
Payable to investment manager (Note B)	69,976
Payable to administrator-net (Note B)	38,361
Accrued expenses and other payables	66,304
Total Liabilities	25,936,300
Net Assets at value	$150,893,239
Net Assets consist of:
Paid-in capital	$193,111,062
Undistributed net investment income (loss)	1,464,171
Accumulated net realized gains (losses) on investments	(60,880,814)
Net unrealized appreciation (depreciation) in value of investments	17,198,820
Net Assets at value	$150,893,239
Net Assets
Class I	$150,779,901
Class S	113,338
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	12,357,972
Class S	9,310
Net Asset Value, offering and redemption price per share
Class I	$12.20
Class S	12.17
†Securities on loan, at market value	$24,192,989
*Cost of Investments	$ 159,163,772

Statement of Operations
Neuberger Berman Advisers Management Trust	Guardian Portfolio
Investment Income
Income:
Dividend income	$837,507
Interest income (Note A)	19,033
Income from securities loaned - net	23,681
Foreign taxes withheld (Note A)	(22,835)
Total income	857,386
Expenses:
Investment management fee (Note B)	384,013
Administration fee (Note B):
Class I	210,399
Class S	151
Distribution fees (Note B):
Class S	125
Auditing fees	14,228
Custodian fees (Note B)	45,355
Insurance expense	1,999
Legal fees	12,140
Shareholder reports	20,490
Trustees' fees and expenses	14,406
Miscellaneous	3,748
Total expenses	707,054
Expenses reimbursed by administrator and reduced by custodian fee expense offset arrangement (Note B)	(16)
Total net expenses	707,038
Net investment income (loss)	150,348
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold	(1,449,038)
Net realized gain (loss) on foreign currency (Note A)	969
Change in net unrealized appreciation (depreciation) in value of:
Investment securities (Note A)	20,847,746
Foreign currency (Note A)	(91)
Net gain (loss) on investments	19,399,586
Net increase (decrease) in net assets resulting from operations	$19,549,934

Statement of Changes in Net Assets
	Guardian Portfolio
Neuberger Berman Advisers Management Trust	Six Months Ended June 30, 2003 (Unaudited)	Year Ended December 31, 2002
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$150,348	$1,438,960
Net realized gain (loss) on investments	(1,448,069)	(46,087,651)
Change in net unrealized appreciation (depreciation) of investments	20,847,655	(10,742,035)
Net increase (decrease) in net assets resulting from operations	19,549,934	(55,390,726)
Distributions to Shareholders From:
Net investment income:
Class I	-	(1,258,878)
From Fund Share Transactions:
Proceeds from shares sold:
Class I	39,262,617	98,012,312
Class S	3,635	100,865
Proceeds from reinvestment of dividends:
Class I	-	1,258,878
Payments for shares redeemed:
Class I	(48,271,025)	(93,185,001)
Net increase (decrease) from Fund share transactions	(9,004,773)	6,187,054
Net Increase (Decrease) in Net Assets	10,545,161	(50,462,550)
Net Assets:
Beginning of period	140,348,078	190,810,628
End of period	$150,893,239	$140,348,078
Accumulated undistributed net investment income (loss) at end of period	$1,464,171	$1,313,823
Number of Fund Shares:
Sold:
Class I	3,505,993	7,754,625
Class S	326	8,984
Issued on reinvestment of dividends:
Class I	-	88,967
Redeemed:
Class I	(4,253,687)	(7,774,336)
Net increase (decrease) in shares outstanding	(747,368)	78,240

Notes to Financial Statements Guardian Portfolio

Note A-Summary of Significant Accounting Policies:

1

General: Guardian Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund currently offers Class I and Class S shares. Class S had no operations until August 2, 2002, other than matters relating to its organization and registration of its shares under the 1933 Act. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3

Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

4

Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investment securities sold are proceeds from the settlement of class action litigations in which the Fund participated as a plaintiff. The amount of such proceeds for the six months ended June 30, 2003 was $187,374.

5

Federal income taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

6

Dividends and distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, will be distributed in September. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($11,716,397 and $39,047,105 expiring in 2009 and 2010, respectively, determined as of December 31, 2002), it is the policy of the Fund not to distribute such gains.

The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

7	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

8

Expense allocation: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

9

Security lending: The Fund entered into a Securities Lending Agreement with Neuberger Berman, LLC ("Neuberger") on April 17, 2003. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. The Fund pays Neuberger a lending agency fee monthly based on a percentage of net loan revenue. The Fund pays a fee to the borrower with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral. The Fund also receives payments from the borrower equal to income earned on loaned securities during the time they are on loan.

Prior to April 17, 2003, the Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund received cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invested the cash collateral in the investment vehicle. Income earned on the investment vehicle was paid to Morgan monthly. The Fund received a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions. Income earned on the securities loaned is reflected in the Statement of Operations.

10

Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), a fund managed by Management and having the same officers and Trustees as the Fund. The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Fund does not pay Management an investment management fee associated with its investment in the Cash Fund. For the six months ended June 30, 2003, income earned on this investment amounted to $19,033 and is reflected in the Statement of Operations under the caption Interest income.

11	Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated pro rata among its respective classes.

Note B-Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement each Class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

The Trustees of the Trust adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Trustees of the Trust have adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken through December 31, 2006 to reimburse the Fund's Class I and Class S shares for their operating expenses (excluding the fees payable to Management (including the fees payable to Management with respect to the Fund's Class S shares), interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% and 1.25%, respectively, per annum of their average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2003, no reimbursement to the Fund's Class I shares was required. Such excess expenses for the Fund's Class S shares amounted to $3. The Fund's Class I and Class S shares each have agreed to repay Management through December 31, 2009 for their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their Expense Limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2003, there was no reimbursement to Management under this agreement. At June 30, 2003, the Fund's Class I shares have no contingent liability to Management under the agreement. The Fund's Class S shares have a contingent liability to Management under the agreement of $3.

Management and Neuberger, a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $13.

Note C-Securities Transactions:

During the six months ended June 30, 2003, there were purchase and sale transactions (excluding short-term securities) of $47,728,180 and $57,392,726, respectively.

During the six months ended June 30, 2003, brokerage commissions on securities transactions amounted to $138,947, of which Neuberger received $93,973, and other brokers received $44,974.

Note D-Line of Credit:

At June 30, 2003, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at June 30, 2003, nor had the Fund utilized this line of credit at any time prior to that date.

Note E-Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by independent auditors. Annual reports contain audited financial statements.

Financial Highlights Guardian Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.‡

Six Months Ended June 30, Year Ended December 31,
Class I†	2003 (Unaudited)	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$10.70	$14.64	$15.93	$15.85	$13.84	$10.52
Income From Investment Operations
Net Investment Income (Loss)	.01	.10	.11	.09	.09	.11
Net Gains or Losses on Securities (both realized and unrealized)	1.49	(3.95)	(.33)	.08¥	1.97	3.22¥
Total From Investment Operations	1.50	(3.85)	(.22)	.17	2.06	3.33
Less Distributions
From Net Investment Income	-	(.09)	(.07)	(.09)	(.05)	(.01)
From Net Capital Gains	-	-	(1.00)	-	-	-
Total Distributions	-	(.09)	(1.07)	(.09)	(.05)	(.01)
Net Asset Value, End of Period	$12.20	$10.70	$14.64	$15.93	$15.85	$13.84
Total Return††	+14.02%**	-26.45%	-1.51%	+1.13%	+14.93%	+31.67%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$150.8	$140.3	$190.8	$131.1	$121.1	$74.1
Ratio of Gross Expenses to Average Net Assets#	1.01%*	.98%	.99%	1.00%	1.00%	1.00%
Ratio of Net Expenses to Average Net Assets	1.01%*	.98%	.99%§	1.00%§	1.00%§	1.00%§
Ratio of Net Investment Income (Loss) to Average Net Assets	.21%*	.81%	.74%	.57%	.61%	.80%
Portfolio Turnover Rate	35%	147%	79%	124%	107%	197%

Period from Six Months Ended August 2, 2002 June 30, to December 31,
Class S	2003 (Unaudited)	2002

Net Asset Value, Beginning of Period	$10.69	$11.23
Income From Investment Operations
Net Investment Income (Loss)	(.00)	.03
Net Gains or Losses on Securities (both realized and unrealized)	1.48	(.57)
Total From Investment Operations	1.48	(.54)
Net Asset Value, End of Period	$12.17	$10.69
Total Return††	+13.84%**	-4.81%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$0.1	$0.1
Ratio of Gross Expenses to Average Net Assets#	1.25%*	1.24%*
Ratio of Net Expenses to Average Net Assets	1.25%§*	1.24%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(.03)%*	.63%*
Portfolio Turnover Rate	35%	147%

Notes to Financial Highlights Guardian Portfolio
†

The per share amounts and ratios which are shown reflect income and expenses, including the Fund's Class I proportionate share of AMT Guardian Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

††

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower/higher if Management had not reimbursed/recouped certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
§	After reimbursement of expenses by Management. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

Year Ended December 31,
1998
Guardian Portfolio Class I	1.14%
Six Months Ended June 30,
2003
Guardian Portfolio Class S	1.26%

    After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratios of net expenses to average daily net assets would have been:

	Year Ended December 31,
	2001	2000	1999
Guardian Portfolio Class I	.97%	.99%	.98%

^	The date investment operations commenced.

‡	The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

*	Annualized.

**	Not annualized.

¥

The amounts shown at this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of class shares in relation to fluctuating market values for the Fund.

Trustees and Officers (Unaudited)

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Independent Trustees Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
John Cannon (73)	Trustee since 2000	Consultant. Formerly, Chairman and Chief Investment Officer, CDC Capital Management (registered investment adviser) (1993-January 1999) prior thereto, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	35	Independent Trustee or Director of three series of Oppenheimer Funds: Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund, since 1992.
Faith Colish (67)	Trustee since 1984	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; prior thereto, Attorney at Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	35	Director, American Bar Retirement Association (ABRA) since 1997 (not-for-profit membership association).

Walter G. Ehlers (70)	Trustee since 1989	Consultant; Retired President and Director, Teachers Insurance & Annuity (TIAA) and College Retirement Equities Fund (CREF).	35

C. Anne Harvey (65)	Trustee since 1998	Consultant, C. A. Harvey Associates, since June 2001; Director, AARP, 1978 to December 2000.	35

Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002; President, Board of Associates to The National Rehabilitation Hospital's Board of Directors since 2002; Member, American Savings Education Council's Policy Board (ASEC), 1998-2000; Member, Executive Committee, Crime Prevention Coalition of America, 1997-2000.

Barry Hirsch (70)	Trustee since 2000	Attorney at Law. Senior Counsel, Loews Corporation (diversified financial corporation) May 2002 until April 2003; prior thereto, Senior Vice President, Secretary and General Counsel, Loews Corporation .	35

Robert A. Kavesh (75)	Trustee since 2000	Professor of Finance and Economics, Stern School of Business, New York University.	35	Director, Delaware Labs (cosmetics), since 1978.

Howard A. Mileaf (66)	Trustee since 1999	Retired. Formerly, Vice President and Special Counsel, WHX Corporation (holding company), 1993-2001.	35

Director, WHX Corporation (holding company) since August 2002; Director, WebFinancial Corporation (holding company) since December 2002; Director, State Theatre of New Jersey (not-for- profit theater), since 2000; Formerly, Director, Kevlin Corporation (manufacturer of microwave and other products).

John P. Rosenthal (70)	Trustee since 2000	Senior Vice President, Burnham Securities Inc. (a registered broker-dealer) since 1991.	35	Director, 92nd Street Y (non-profit), since 1967; Formerly, Director, Cancer Treatment Holdings, Inc.

William E. Rulon (70)	Trustee since 2000	Retired. Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants) until January 1997.	35	Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children), since 1998; Director, Prandium, Inc. (restaurants), from March 2001 until July 2002.

Cornelius T. Ryan (71)	Trustee since 2000	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital partnerships) and President, Oxford Venture Corporation.	35

Director, Capital Cash Management Trust (money market fund), Narragansett Insured Tax-Free Income Fund, Rocky Mountain Equity Fund, Prime Cash Fund, several private companies and QuadraMed Corporation (NASDAQ).

Tom Decker Seip (53)	Trustee since 2000	General Partner, Seip Investments LP (a private investment partnership); President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; Senior Executive at the Charles Schwab Corporation from 1983 to 1999; including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments from 1997 to 1998 and Executive Vice President-Retail Brokerage, Charles Schwab Investment Management from 1994 to 1997.	35

Director, H&R Block, Inc. (financial services company), since May 2001; Director, General Magic (voice recognition software), since November 2001; Director, Forward Management, Inc. (asset management), since 2001; Director, E-Finance Corporation (credit decisioning services), since 1999; Director, Save-Daily.com (micro investing services), since 1999; Formerly, Director, Offroad Capital Inc. (pre-public internet commerce company).

Candace L. Straight (55)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector).	35	Director, Providence Washington (property and casualty insurance company), since December 1998; Director, Summit Global Partners (insurance brokerage firm), since October 2000.

Peter P. Trapp (58)	Trustee since 1984	Regional Manager for Atlanta Region, Ford Motor Credit Company since August 1997; prior thereto, President, Ford Life Insurance Company, April 1995 until August 1997.	35

Trustees who are "Interested Persons" Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
Edward I. OBrien* (74)	Trustee since 2000	Member, Investment Policy Committee, Edward Jones, 1993-2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974-1992; Adviser to SIA, November 1992-November 1993.	35	Director, Legg Mason, Inc. (financial services holding company), since 1993; Director, Boston Financial Group (real estate and tax shelters), 1993-1999.

Jack L. Rivkin* (4) (62)	President and Trustee since December 2002	Executive Vice President and Chief Investment Officer, Neuberger Berman since 2002 and 2003, respectively; Head of Research and Research Sales and Trading Departments of Neuberger Berman since 2002; Director and Chairman, NB Management since December 2002; Executive Vice President, Citigroup Investments, Executive Vice President, Travelers Group, Inc. and Senior Vice President, Tribeca Investments, LLC from 1996 to 2002.	35

Director, Dale Carnegie & Associates, Inc. (private company) since 1998; Director, Emagin Corp. (public company) since 1997; Director, Solbright Inc. (private company) since 1998; Director, Infogate Inc. (private company) since 1997.

Peter E. Sundman* (44)	Chairman of the Board, Chief Executive Officer and Trustee since 2000; President and Chief Executive Officer from 1998 to 2000	Executive Vice President, Neuberger Berman since 1999; Principal, Neuberger Berman from 1997 until 1999; Senior Vice President, NB Management from 1996 until 1999.	35

Executive Vice President, Neuberger Berman Inc. (holding company) since 1999 and Director from October 1999 through March 2003; President and Director, NB Management since 1999; Head of Neuberger Berman Inc.'s Mutual Funds and Institutional Business since 1999; President and Director, NB Management since 1999; Director and Vice President, Neuberger & Berman Agency, Inc. since 2000; Trustee, Frost Valley YMCA.

Trustees and Officers (Unaudited) cont'd
(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.
(2)

Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.
(4)	Serves as Trustee effective December 12, 2002.
*

Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

Information about the officers of the Trust

Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Claudia A. Brandon (46)	Secretary since 1985

Vice President, Neuberger Berman since 2002 and employee since 1999; Vice President-Mutual Fund Board Relations, NB Management since 2000; Vice President, NB Management from 1986 to 1999; Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (four since 2002 and two since 2003).

Robert Conti (47)	Vice President since 2000

Senior Vice President, Neuberger Berman since 2003; Vice President, Neuberger Berman from 1999 until 2003; Senior Vice President, NB Management since 2000; Controller, NB Management until 1996; Treasurer, NB Management from 1996 until 1999; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002 and two since 2003).

Brian J. Gaffney (49)	Vice President since 2000

Managing Director, Neuberger Berman since 1999; Senior Vice President, NB Management since 2000; Vice President, NB Management from 1997 until 1999; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002 and two since 2003).

Sheila R. James (38)	Assistant Secretary since 2002

Employee, Neuberger Berman since 1999; Employee, NB Management from 1991 to 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

Kevin Lyons (48)	Assistant Secretary since March 2003

Employee, Neuberger Berman since 1999; Employee, NB Management from 1993 to 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

Information about the officers of the Trust cont'd
Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
John M. McGovern (33)	Assistant Treasurer since 2002

Employee, NB Management since 1993; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

Barbara Muinos (44)	Treasurer and Principal Financial and Accounting Officer since 2002; prior thereto, Assistant Treasurer since 1996

Vice President, Neuberger Berman since 1999; Assistant Vice President, NB Management from 1993 to 1999; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003); Assistant Treasurer of three registered investment companies for which NB Management acts as investment manager and administrator from 1996 until 2002.

Frederic B. Soule (57)	Vice President since 2000

Senior Vice President, Neuberger Berman since 2003; Vice President; Neuberger Berman from 1999 until 2003; Vice President, NB Management from 1995 until 1999; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002 and two since 2003).

Trani Jo Wyman (33)	Assistant Treasurer since 2002

Employee, NB Management since 1991; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)

Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Semi-Annual Report June 30, 2003	Neuberger Berman

Neuberger Berman Advisers Management Trust

Limited Maturity Bond Portfolio®

[This Page Intentionally Left Blank]

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2003 (UNAUDITED)

A Message from our President

I am very pleased to announce that the management and Board of Directors of Neuberger Berman Inc., the parent company of Neuberger Berman Management Inc. and Neuberger Berman, LLC, the investment adviser and sub-adviser, respectively, of the portfolio, have agreed to a business combination with Lehman Brothers Holdings Inc., one of the world's leading financial services firms. Pending various approvals and other conditions, within a few months we expect that Neuberger Berman will become part of Lehman Brothers.

We do not anticipate dramatic changes. Neuberger Berman will retain its identity within the Lehman Brothers structure. Our portfolio managers will continue to manage their portfolios according to their judgment and expertise. We believe that our new ownership structure will provide us with greater resources to help us in our ongoing mission to provide you with the highest caliber investment expertise.

Sincerely yours,

Peter Sundman
President

Limited Maturity Bond Portfolio Manager's Commentary

The Neuberger Berman AMT Limited Maturity Bond Portfolio has performed well during the bond market's long rally, topping its benchmark, the Merrill Lynch 1-3 Year U. S. Treasury Index for the three years ending June 30, 2003.1, 2

For the first six months of the year, the Portfolio outperformed the Merrill Lynch 1-3 Year U.S. Treasury Index. The Portfolio benefited from its higher exposure to non-Treasury investments, all of which performed well. The corporate bond sector was the strongest performing sector over this period.

Corporate bonds' yield advantage over U.S. Treasuries began to narrow in October when investor attention shifted toward the higher yields available on corporate securities. Prospects for balance sheet de-leveraging and improved cash flow also helped ease concerns over excessive debt buildup and debt servicing capabilities.

We increased the Portfolio's corporate debt allocation, its largest sector weighting, to 50.8% from 41.9% at the end of December. The average credit quality of the Portfolio remains high at AA, although our increased comfort level with bonds in the A and BBB rating categories led us to increase our exposure to this segment of the market. We maintained a small position of high-yield securities (an average 2.5% of assets) during the period. Over the last six months, lower quality securities were among the best performers and helped the Portfolio's overall return.

U.S. Government Agency markets continued to be very strong as buyers flocked into these high-quality issues, narrowing their spread over Treasuries. Believing that agencies had become overvalued, we sold into this strength in April and, again in June, reducing our exposure to just over 1% from about 28% at the beginning of the period. We reinvested the proceeds in Treasuries and are waiting for an opportunity to either return to agencies at more attractive levels or commit the funds to another undervalued sector.

Our investments in the mortgage sector hovered around 8% for much of the period. However, toward the end of June we boosted our holdings to 11.5% as the yield advantage of mortgage-backed securities reached very attractive levels compared with U.S. Treasuries. We kept our exposure to this area at modest levels, primarily because refinancing activity and prepayment risk remained at high levels. Going forward, as prepayment risk recedes, we will continue to add to our mortgage holdings, since we believe this sector represents one of the most attractive values in fixed income.

From an interest rate standpoint, we are continuing to keep the portfolio defensively positioned. At the end of June, our average duration was 1.4 years, down from 1.6 years at the end of December. With interest rates at historically low levels, opportunities for capital gains are limited. Because one of our primary goals is the preservation of principal, we must be vigilant about a trend reversal toward higher interest rates.

In the event that the economy begins to show signs of an upturn and interest rates start to trend upward, we will be quick to shorten duration further to protect your principal. In the meantime, rates could remain at current levels for quite some time, as the Federal Reserve Board seems more concerned about battling disinflation than inflation.

We would like to see convincing signs of sustainable economic growth before altering policy. We think the portfolio's large commitment to higher yielding sectors makes it well positioned to earn an attractive return in a stable, low interest rate environment. As always, we remain focused on finding value in the fixed income arena.

Low risk to principal is part of the objective of the Neuberger Berman AMT Limited Maturity Bond Portfolio. We are well aware of our responsibility to protect your hard-earned capital, and it continues to be our foremost concern.

Sincerely,

TED GIULIANO ANDCATHERINE WATERWORTH PORTFOLIO CO-MANAGERS

1. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts whose proceeds are invested in the Portfolios.

2. The Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

The composition, industries and holdings of the Portfolio are subject to change.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

© 2003 Neuberger Berman Management Inc., distributor. All rights reserved.

Schedule of Investments Limited Maturity Bond Portfolio

Principal Amount		Rating		Market Value†
		Moody's	S&P
U.S. Treasury Securities (24.0%)
$30,010,000	U.S. Treasury Notes, 3.38%, due 4/30/04	TSY	TSY	$30,599,637§§
9,000,000	U.S. Treasury Notes, 3.25%, due 5/31/04	TSY	TSY	9,181,755
1,815,000	U.S. Treasury Notes, 2.88%, due 6/30/04	TSY	TSY	1,848,038
16,000,000	U.S. Treasury Notes, 2.13%, due 8/31/04	TSY	TSY	16,195,632
3,145,000	U.S. Treasury Notes, 1.88%, due 9/30/04	TSY	TSY	3,175,959
5,200,000	U.S. Treasury Notes, 2.13%, due 10/31/04	TSY	TSY	5,269,264
8,305,000	U.S. Treasury Notes, 2.00%, due 5/15/06	TSY	TSY	8,393,241
	Total U.S. Treasury Securities (Cost $74,054,538)			74,663,526
U.S. Government Agency Securities (1.3%)
4,000,000	Federal Home Loan Bank, Notes, 4.13%, due 1/14/05 (Cost $4,062,346)	AGY	AGY	4,172,280
Mortgage-Backed Securities (11.5%)
Fannie Mae
1,700,000	Collateralized Mortgage Obligations Planned Amortization Certificates, Ser. 2003-16, Class PA, 4.50%, due 11/25/09	AGY	AGY	1,731,754
168,324	Pass-Through Certificates, 7.00%, due 5/1/04	AGY	AGY	170,011
18,550,000	Pass-Through Certificates, 5.50%, due 9/1/17	AGY	AGY	19,269,859
Freddie Mac
2,100,000	Collateralized Mortgage Obligations Planned Amortization Certificates, Ser. 2592, Class PA, 4.50%, due 12/15/07	AGY	AGY	2,137,619
13,307	Mortgage Participation Certificates, 10.00%, due 4/1/20	AGY	AGY	15,255
1,636,098	Pass-Through Certificates, 5.00%, due 2/1/07	AGY	AGY	1,687,432
Government National Mortgage Association
10,500,000	Pass-Through Certificates, 5.00%, TBA, 30 Year Maturity	AGY	AGY	10,710,000§
Total Mortgage-Backed Securities (Cost $35,726,351)				35,721,930
Asset-Backed Securities (0.3%)
197,462	Ford Credit Auto Owner Trust, Ser. 2000-E, Class A4, 6.74%, due 6/15/04	Aaa	AAA	198,537
772,934	USAA Auto Owner Trust, Ser. 2001-1, Class A3, 4.69%, due 2/15/05	Aaa	AAA	777,731
	Total Asset-Backed Securities (Cost $970,379)			976,268
Corporate Debt Securities (50.8%)
1,650,000	Abitibi-Consolidated, Inc., Bonds, 8.30%, due 8/1/05	Ba1	BB+	1,769,701
2,000,000	Akzo Nobel, Inc., Guaranteed Notes, 6.00%, due 11/15/03	A3	A-	2,035,574**
1,040,000	Allied Waste North America, Inc., Guaranteed Senior Notes, Ser. B, 7.63%, due 1/1/06	Ba3	BB-	1,077,700
3,000,000	Allstate Corp., Senior Notes, 7.88%, due 5/1/05	A1	A+	3,332,802
975,000	American General Finance Corp., Floating Rate Notes, Ser. G, 1.44%, due 12/17/04	A1	A+	978,520
2,000,000	American General Finance Corp., Senior Notes, 5.75%, due 11/1/03	A1	A+	2,030,102
3,110,000	AOL Time Warner, Inc., Notes, 5.63%, due 5/1/05	Baa1	BBB+	3,301,660
1,765,000	AT&T Wireless Services, Inc., Senior Notes, 7.35%, due 3/1/06	Baa2	BBB	1,980,579
3,500,000	Bank One Corp., Notes, 6.50%, due 2/1/06	Aa3	A	3,885,346
1,500,000	Bausch & Lomb, Inc., Notes, 6.75%, due 12/15/04	Ba1	BBB-	1,556,250
2,765,000	Bear Stearns Co., Inc., Floating Rate Notes, 1.58%, due 12/1/03	A2	A	2,769,288
2,650,000	Bear Stearns Co., Inc., Notes, 6.50%, due 5/1/06	A2	A	2,965,732
3,800,000	Boeing Capital Corp., Senior Notes, 5.65%, due 5/15/06	A3	A	4,106,561
680,000	Boyd Gaming Corp., Senior Notes, 9.25%, due 10/1/03	Ba3	BB-	689,350
3,300,000	British Telecom PLC, Notes, 7.63%, due 12/15/05	Baa1	A-	3,758,172
$1,000,000	Caterpillar Financial Services Corp., Floating Rate Notes, 1.46%, due 2/4/04	A2	A	$1,000,921
1,800,000	Caterpillar Financial Services Corp., Medium-Term Notes, 7.59%, due 12/10/03	A2	A	1,850,413
2,200,000	Caterpillar Financial Services Corp., Notes, 6.88%, due 8/1/04	A2	A	2,329,521
1,700,000	CBS Corp., Guaranteed Senior Notes, 7.15%, due 5/20/05	A3	A-	1,866,124
1,285,000	Chase Manhattan Corp., Subordinated Notes, 7.25%, due 6/1/07	A2	A	1,489,835
970,000	Citizens Communications Co., Debentures, 7.60%, due 6/1/06	Baa2	BBB	1,099,700
1,900,000	Comcast Cable Communications, Senior Notes, 6.38%, due 1/30/06	Baa3	BBB	2,073,360
1,550,000	Cox Communications, Inc., Notes, 7.75%, due 8/15/06	Baa2	BBB	1,788,368
2,800,000	Daimler Chrysler N.A. Holdings Corp., Floating Rate Notes, Ser. C, 1.51%, due 8/21/03	A3	BBB+	2,800,000
2,800,000	Daimler Chrysler N.A. Holdings Corp., Guaranteed Notes, 6.40%, due 5/15/06	A3	BBB+	3,057,704
550,000	Delhaize America, Inc., Guaranteed Notes, 7.38%, due 4/15/06	Ba1	BB+	577,500
1,010,000	EOP Operating Limited Partnership, Notes, 6.63%, due 2/15/05	Baa1	BBB+	1,080,419
1,300,000	Equitable Life Assurance Society USA, Notes, 6.95%, due 12/1/05	A2	A	1,449,529**
1,550,000	Everest Reinsurance Holdings, Inc., Senior Notes, 8.50%, due 3/15/05	A3	A-	1,686,167
500,000	Gap, Inc., Notes, 9.90%, due 12/15/05	Ba3	BB+	562,500
2,570,000	General Electric Capital Corp., Medium-Term Notes, Ser. A, 6.75%, due 9/11/03	Aaa	AAA	2,597,340
1,300,000	General Electric Capital Corp., Medium-Term Notes, Ser. A, 6.81%, due 11/3/03	Aaa	AAA	1,324,536
2,000,000	General Electric Capital Corp., Medium-Term Notes, Ser. A, 4.25%, due 1/28/05	Aaa	AAA	2,089,340
1,200,000	General Motors Acceptance Corp., Notes, 5.75%, due 11/10/03	A3	BBB	1,216,538
5,000,000	General Motors Acceptance Corp., Notes, 6.85%, due 6/17/04	A3	BBB	5,200,970
700,000	General Motors Acceptance Corp., Notes, 6.13%, due 9/15/06	A3	BBB	736,962
1,100,000	Halliburton Co., Floating Rate Notes, 1.45%, due 7/16/03	Baa2	BBB	1,099,076
1,110,000	Hartford Life, Inc., Notes, 6.90%, due 6/15/04	A3	A-	1,164,735
2,500,000	Heller Financial, Inc., Notes, 6.00%, due 3/19/04	Aaa	AAA	2,584,312
1,600,000	Hertz Corp., Senior Notes, 8.25%, due 6/1/05	Baa2		1,689,046
3,200,000	International Lease Finance Corp., Medium-Term Notes, Ser. M, 5.50%, due 6/7/04	A1	AA-	3,318,006
1,750,000	International Paper Co., Notes, 8.13%, due 7/8/05	Baa2	BBB	1,951,059
1,215,000	ITT Corp., Notes, 6.75%, due 11/15/05	Ba1	BB+	1,268,164
1,500,000	J.P. Morgan Chase & Co., Senior Notes, 5.63%, due 8/15/06	A1	A+	1,647,521
4,800,000	John Deere Capital Corp., Floating Rate Senior Notes, 1.59%, due 5/20/05	A3	A-	4,799,909
720,000	Jones Intercable, Inc., Senior Notes, 8.88%, due 4/1/07	Baa3	BBB	760,640
1,850,000	Lear Corp., Guaranteed Senior Notes, Ser. B, 7.96%, due 5/15/05	Ba1	BB+	1,970,250
1,500,000	Lehman Brothers Holdings, Inc., Floating Rate Notes, Ser. G, 1.68%, due 7/6/04	A2	A	1,505,534
500,000	Masco Corp., Notes, 6.13%, due 9/15/03	Baa1	BBB+	2,522,252
1,100,000	Merrill Lynch & Co., Inc., Floating Rate Medium-Term Notes, Ser. B, 1.55%, due 2/3/05	Aa3	A+	1,101,712
420,000	Methanex Corp., Notes, 7.75%, due 8/15/05	Ba1	BBB-	441,000
1,500,000	MetLife, Inc., Debentures, 3.91%, due 5/15/05	A2	A	1,562,345
3,850,000	Morgan Stanley Dean Witter & Co., Notes, 5.63%, due 1/20/04	Aa3	A+	3,942,250
650,000	National Rural Utilities Cooperative Finance Corp., Collateral Trust, 5.25%, due 7/15/04	A1	A+	676,856
3,200,000	National Rural Utilities Cooperative Finance Corp., Collateral Trust, 6.00%, due 5/15/06	A1	A+	3,554,096
3,100,000	Nationwide Mutual Insurance Co., Notes, 6.50%, due 2/15/04	A2	A-	3,192,597**
$2,850,000	Norfolk Southern Corp., Floating Rate Senior Notes, 1.85%, due 7/7/03	Baa1	BBB	$2,850,128
675,000	NVR, Inc., Guaranteed Senior Notes, 8.00%, due 6/1/05	Ba1	BB+	702,000
3,800,000	Pacific Bell, Notes, 6.25%, due 3/1/05	A1	A+	4,091,840
2,820,000	Paine Webber Group, Inc., Notes, 6.45%, due 12/1/03	Aa2	AA+	2,880,954
277,420	PDVSA Finance Ltd., Notes, 8.75%, due 2/15/04	Caa1	B-	276,380
1,470,000	Popular, Inc., Medium-Term Notes, Ser. 3, 6.38%, due 9/15/03	A3	BBB+	1,484,671
1,500,000	Powergen US Funding LLC, Notes, 4.50%, due 10/15/04	A3	BBB+	1,547,408
705,000	Quest Diagnostics, Inc., Senior Notes, 6.75%, due 7/12/06	Baa3	BBB	789,647
2,200,000	Raytheon Co., Notes, 6.50%, due 7/15/05	Baa3	BBB-	2,391,552
1,600,000	Reliant Energy Resources Corp., Notes, Ser. B, 8.13%, due 7/15/05	Ba1	BBB	1,733,078
1,500,000	Royal Caribbean Cruises Ltd., Senior Notes, 8.13%, due 7/28/04	Ba2	BB+	1,545,000
1,800,000	Sara Lee Corp., Medium-Term Notes, Ser. B, 6.40%, due 6/9/05	A3	A+	1,956,159
1,500,000	SCANA Corp., Floating Rate Notes, 1.94%, due 2/1/04	A3	BBB+	1,497,698
1,500,000	Sprint Capital Corp., Guaranteed Notes, 7.90%, due 3/15/05	Baa3	BBB-	1,626,933
3,150,000	Tyco International Group S.A., Guaranteed Notes, 6.38%, due 6/15/05	Ba2	BBB-	3,283,875
2,000,000	Tyson Foods, Inc., Notes, 6.63%, due 10/1/04	Baa3	BBB	2,073,090
2,920,000	Verizon Wireless, Inc., Floating Rate Notes, 1.49%, due 12/17/03	A3	A+	2,919,066
1,875,000	Walt Disney Co., Notes, 4.88%, due 7/2/04	Baa1	BBB+	1,933,884
3,100,000	Washington Mutual, Inc., Senior Notes, 5.63%, due 1/15/07	A3	BBB+	3,416,792
1,600,000	Wells Fargo & Co., Notes, 6.63%, due 7/15/04	Aa2	A+	1,685,776
2,700,000	Weyerhaeuser Co., Notes, 5.50%, due 3/15/05	Baa2	BBB	2,856,389
	Total Corporate Debt Securities (Cost $153,700,741)			158,408,764
Repurchase Agreements (8.9%)
27,700,000

State Street Bank and Trust Co. Repurchase Agreement, 1.00%, due 7/1/03, dated 6/30/03, Maturity Value $27,700,769, Collateralized by $27,905,000 U.S. Treasury Notes, 3.25%, due 5/31/04 (Collateral Value $28,532,863)
(Cost $27,700,000)

				27,700,000#
	Total Investments (96.8%) (Cost $296,214,355)			301,642,768##
	Cash, receivables and other assets, less liabilities (3.2%)			9,853,127
	Total Net Assets (100.0%)			$311,495,895

See Notes to Schedule of Investments

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2003 (UNAUDITED)

Notes to Schedule of Investments Limited Maturity Bond Portfolio
†

Investment securities of the Fund are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by a method the Board of Trustees of Neuberger Berman Advisers Management Trust believes accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#	At cost, which approximates market value.
##

At June 30, 2003, the cost of investments for U.S. Federal income tax purposes was $296,214,355. Gross unrealized appreciation of investments was $5,757,753 and gross unrealized depreciation of investments was $329,340, resulting in net unrealized appreciation of $5,428,413, based on cost for U.S. Federal income tax purposes.

**

Security exempt from registration under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A. At June 30, 2003, these securities amounted to $6,677,700 or 2.1% of net assets.

§	Security purchased on a when-issued basis. At June 30, 2003, these securities amounted to $10,710,000.
§§	Security is segregated as collateral for when-issued purchase commitments.

See Notes to Financial Statements

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2003 (UNAUDITED)

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust	Limited Maturity Bond Portfolio
Assets
Investments in securities, at market value* (Note A)-see Schedule of Investments	$301,642,768
Cash	5,532
Interest receivable	2,724,252
Receivable for securities sold	16,520,426
Receivable for Fund shares sold	1,732,860
Prepaid expenses and other assets	3,726
Total Assets	322,629,564
Liabilities
Payable for securities purchased	10,729,505
Payable for Fund shares redeemed	114,377
Payable to investment manager (Note B)	62,208
Payable to administrator (Note B)	99,534
Accrued expenses and other payables	128,045
Total Liabilities	11,133,669
Net Assets at value	$311,495,895
Net Assets consist of:
Paid-in capital	$298,932,449
Undistributed net investment income (loss)	18,430,744
Accumulated net realized gains (losses) on investments	(11,295,711)
Net unrealized appreciation (depreciation) in value of investments	5,428,413
Net Assets at value	$311,495,895
Shares Outstanding ($.001 par value; unlimited shares authorized)	22,634,272
Net Asset Value, offering and redemption price per share	$13.76
*Cost of Investments	$296,214,355

See Notes to Financial Statements

Statement of Operations

Neuberger Berman Advisers Management Trust	Limited Maturity Bond Portfolio
Investment Income
Interest income	$6,329,007
Expenses:
Investment management fee (Note B)	423,245
Administration fee (Note B)	677,193
Auditing fees	18,938
Custodian fees (Note B)	68,989
Insurance expense	3,553
Legal fees	30,718
Shareholder reports	29,782
Trustees' fees and expenses	14,460
Miscellaneous	7,439
Total expenses	1,274,317
Expenses reduced by custodian fee expense offset arrangement (Note B)	(664)
Total net expenses	1,273,653
Net investment income (loss)	5,055,354
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold	3,562,736
Net realized gain (loss) on foreign currency transactions (Note A)	176,899
Change in net unrealized appreciation (depreciation) in value of:
Investment securities (Note A)	(2,096,003)
Net gain (loss) on investments	1,643,632
Net increase (decrease) in net assets resulting from operations	$6,698,986

See Notes to Financial Statements

Statement of Changes in Net Assets
Limited Maturity Bond Portfolio
Neuberger Berman Advisers Management Trust	Six Months Ended June 30, 2003 (Unaudited)	Year Ended December 31, 2002

Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$5,055,354	$13,073,399
Net realized gain (loss) on investments	3,739,635	1,830,703
Change in net unrealized appreciation (depreciation) of investments	(2,096,003)	2,067,648
Net increase (decrease) in net assets resulting from operations	6,698,986	16,971,750
Distributions to Shareholders From:
Net investment income	-	(14,469,639)
From Fund Share Transactions:
Proceeds from shares sold	69,404,407	272,393,553
Proceeds from reinvestment of dividends	-	14,469,639
Payments for shares redeemed	(137,223,573)	(209,575,341)
Net increase (decrease) from Fund share transactions	(67,819,166)	77,287,851
Net Increase (Decrease) in Net Assets	(61,120,180)	79,789,962
Net Assets:
Beginning of period	372,616,075	292,826,113
End of period	$311,495,895	$372,616,075
Accumulated undistributed net investment income (loss) at end of period	$18,430,744	$13,375,390
Number of Fund Shares:
Sold	5,099,542	20,590,727
Issued on reinvestment of dividends	-	1,119,075
Redeemed	(10,071,167)	(15,847,615)
Net increase (decrease) in shares outstanding	(4,971,625)	5,862,187

See Notes to Financial Statements

Notes to Financial Statements Limited Maturity Bond Portfolio
Note A-Summary of Significant Accounting Policies:
1

General: Limited Maturity Bond Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.
3

Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

4

Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, including accretion of original issue discount, where applicable, and accretion of market discount on long-term bonds and short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5

Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. The Fund has no specific limitation on the percentage of assets which may be committed to these types of contracts. The Fund could be exposed to risks if a counterparty to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

6

Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Fund enters into a financial futures contract, it is required to deposit with its custodian a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

For U.S. Federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

During the six months ended June 30, 2003, the Fund did not enter into any financial futures contracts.
7

Federal income taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

8

Dividends and distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, will be distributed in September. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($296,579, $1,871,355, $2,478,607, $3,975,890, and $6,386,624 expiring in 2004, 2005, 2006, 2007, and 2008, respectively, determined as of December 31, 2002), it is the policy of the Fund not to distribute such gains.

The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

9	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
10

Expense allocation: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly.

11

Repurchase agreements: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

Note B-Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion.

The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.40% of the Fund's average daily net assets. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

The Trustees of the Trust adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken through December 31, 2006 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2003, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2009 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2003, there was no reimbursement to Management under this agreement. At June 30, 2003, the Fund has no contingent liability to Management under the agreement.

Management and Neuberger Berman, LLC ("Neuberger"), a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $664.

Note C-Securities Transactions:

During the six months ended June 30, 2003, there were purchase and sale transactions (excluding short-term securities and forward foreign currency contracts) of $191,059,426 and $282,800,308, respectively.

During the six months ended June 30, 2003, the Fund had entered into various contracts to deliver currencies at specified future dates. At June 30, 2003, there were no open contracts.
Note D-Line of Credit:

At June 30, 2003, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at June 30, 2003, nor had the Fund utilized this line of credit at any time prior to that date.

Note E-Unaudited Financial Information:
The financial information included in this interim report is taken from the records of the Fund without audit by independent auditors. Annual reports contain audited financial statements.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2003 (UNAUDITED)

Financial Highlights Limited Maturity Bond Portfolio†

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.‡

Six Months Ended June 30,	Year Ended December 31,
	2003 (Unaudited)	2002	2001	2000	1999	1998

Net Asset Value, Beginning of Period	$13.50	$13.47	$13.19	$13.24	$13.82	$14.12
Income From Investment Operations
Net Investment Income (Loss)	.20	.53	.74¥	.77	.77	.80
Net Gains or Losses on Securities (both realized and unrealized)	.06	.16	.37¥	.07	(.58)	(.21)
Total From Investment Operations	.26	.69	1.11	.84	.19	.59
Less Distributions
From Net Investment Income	-	(.66)	(.83)	(.89)	(.77)	(.89)
Net Asset Value, End of Period	$13.76	$13.50	$13.47	$13.19	$13.24	$13.82
Total Return††	+1.93%**	+5.34%	+8.78%	+6.78%	+1.48%	+4.39%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$311.5	$372.6	$292.8	$214.4	$248.4	$277.3
Ratio of Gross Expenses to Average Net Assets#	.75%*	.76%	.73%	.76%	.76%	.76%
Ratio of Net Expenses to Average Net Assets	.75%*	.76%	.73%	.76%	.76%	.76%
Ratio of Net Investment Income (Loss) to Average Net Assets	2.99%*	4.01%	5.63%¥	5.93%	5.81%	5.83%
Portfolio Turnover Rate	57%	120%	89%	109%	139%	44%

See Notes to Financial Highlights

 Notes to Financial Highlights Limited Maturity Bond Portfolio†

†

The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Limited Maturity Bond Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

††

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
‡	The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.
¥

For fiscal years ended after December 31, 2000, funds are required by the American Institute of Certified Public Accountants to amortize premiums and discounts on fixed income securities. Accordingly, for the year ended December 31, 2001, the per share amounts and ratios shown decreased or increased as follows:

Year Ended December 31,
2001
Net Investment Income	(.02)
Net Gains or Losses on Securities	.02
Ratio of Net Investment Income to Average Net Assets	(.11%)

* Annualized.

** Not annualized.

Trustees and Officers (Unaudited)

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Independent Trustees Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
John Cannon (73)	Trustee since 2000	Consultant. Formerly, Chairman and Chief Investment Officer, CDC Capital Management (registered investment adviser) (1993-January 1999) prior thereto, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	35	Independent Trustee or Director of three series of Oppenheimer Funds: Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund, since 1992.

Faith Colish (67)	Trustee since 1984	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; prior thereto, Attorney at Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	35	Director, American Bar Retirement Association (ABRA) since 1997 (not-for-profit membership association).

Walter G. Ehlers (70)	Trustee since 1989	Consultant; Retired President and Director, Teachers Insurance & Annuity (TIAA) and College Retirement Equities Fund (CREF).	35

C. Anne Harvey (65)	Trustee since 1998	Consultant, C. A. Harvey Associates, since June 2001; Director, AARP, 1978 to December 2000.	35

Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002; President, Board of Associates to The National Rehabilitation Hospital's Board of Directors since 2002; Member, American Savings Education Council's Policy Board (ASEC), 1998-2000; Member, Executive Committee, Crime Prevention Coalition of America, 1997-2000.

Barry Hirsch (70)	Trustee since 2000	Attorney at Law. Senior Counsel, Loews Corporation (diversified financial corporation) May 2002 until April 2003; prior thereto, Senior Vice President, Secretary and General Counsel, Loews Corporation.	35

Robert A. Kavesh (75)	Trustee since 2000	Professor of Finance and Economics, Stern School of Business, New York University.	35	Director, Delaware Labs (cosmetics), since 1978.

Howard A. Mileaf (66)	Trustee since 1999	Retired. Formerly, Vice President and Special Counsel, WHX Corporation (holding company), 1993-2001.	35

Director, WHX Corporation (holding company) since August 2002; Director, WebFinancial Corporation (holding company) since December 2002; Director, State Theatre of New Jersey (not-for- profit theater), since 2000; Formerly, Director, Kevlin Corporation (manufacturer of microwave and other products).

John P. Rosenthal (70)	Trustee since 2000	Senior Vice President, Burnham Securities Inc. (a registered broker-dealer) since 1991.	35	Director, 92nd Street Y (non-profit), since 1967; Formerly, Director, Cancer Treatment Holdings, Inc.

William E. Rulon (70)	Trustee since 2000	Retired. Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants) until January 1997.	35	Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children), since 1998; Director, Prandium, Inc. (restaurants), from March 2001 until July 2002.

Cornelius T. Ryan (71)	Trustee since 2000	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital partnerships) and President, Oxford Venture Corporation.	35

Director, Capital Cash Management Trust (money market fund), Narragansett Insured Tax-Free Income Fund, Rocky Mountain Equity Fund, Prime Cash Fund, several private companies and QuadraMed Corporation (NASDAQ).

Tom Decker Seip (53)	Trustee since 2000	General Partner, Seip Investments LP (a private investment partnership); President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; Senior Executive at the Charles Schwab Corporation from 1983 to 1999; including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments from 1997 to 1998 and Executive Vice President-Retail Brokerage, Charles Schwab Investment Management from 1994 to 1997.	35

Director, H&R Block, Inc. (financial services company), since May 2001; Director, General Magic (voice recognition software), since November 2001; Director, Forward Management, Inc. (asset management), since 2001; Director, E-Finance Corporation (credit decisioning services), since 1999; Director, Save-Daily.com (micro investing services), since 1999; Formerly, Director, Offroad Capital Inc. (pre-public internet commerce company).

Candace L. Straight (55)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector).	35	Director, Providence Washington (property and casualty insurance company), since December 1998; Director, Summit Global Partners (insurance brokerage firm), since October 2000.

Peter P. Trapp (58)	Trustee since 1984	Regional Manager for Atlanta Region, Ford Motor Credit Company since August 1997; prior thereto, President, Ford Life Insurance Company, April 1995 until August 1997.	35

Trustees who are "Interested Persons" Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee

Edward I. OBrien* (74)	Trustee since 2000	Member, Investment Policy Committee, Edward Jones, 1993-2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974-1992; Adviser to SIA, November 1992-November 1993.	35	Director, Legg Mason, Inc. (financial services holding company), since 1993; Director, Boston Financial Group (real estate and tax shelters), 1993-1999.

Jack L. Rivkin* (4) (62)	President and Trustee since December 2002	Executive Vice President and Chief Investment Officer, Neuberger Berman since 2002 and 2003, respectively; Head of Research and Research Sales and Trading Departments of Neuberger Berman since 2002; Director and Chairman, NB Management since December 2002; Executive Vice President, Citigroup Investments, Executive Vice President, Travelers Group, Inc. and Senior Vice President, Tribeca Investments, LLC from 1996 to 2002.	35

Director, Dale Carnegie & Associates, Inc. (private company) since 1998; Director, Emagin Corp. (public company) since 1997; Director, Solbright Inc. (private company) since 1998; Director, Infogate Inc. (private company) since 1997.

Peter E. Sundman* (44)	Chairman of the Board, Chief Executive Officer and Trustee since 2000; President and Chief Executive Officer from 1998 to 2000	Executive Vice President, Neuberger Berman since 1999; Principal, Neuberger Berman from 1997 until 1999; Senior Vice President, NB Management from 1996 until 1999.	35

Executive Vice President, Neuberger Berman Inc. (holding company) since 1999 and Director from October 1999 through March 2003; President and Director, NB Management since 1999; Head of Neuberger Berman Inc.'s Mutual Funds and Institutional Business since 1999; President and Director, NB Management since 1999; Director and Vice President, Neuberger & Berman Agency, Inc. since 2000; Trustee, Frost Valley YMCA.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.
(2)

Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.
(4)	Serves as Trustee effective December 12, 2002.
*

Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

Information about the Officers of the Trust

Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Claudia A. Brandon (46)	Secretary since 1985

Vice President, Neuberger Berman since 2002 and employee since 1999; Vice President-Mutual Fund Board Relations, NB Management since 2000; Vice President, NB Management from 1986 to 1999; Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (four since 2002 and two since 2003).

Robert Conti (47)	Vice President since 2000

Senior Vice President, Neuberger Berman since 2003; Vice President, Neuberger Berman from 1999 until 2003; Senior Vice President, NB Management since 2000; Controller, NB Management until 1996; Treasurer, NB Management from 1996 until 1999; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002 and two since 2003).

Brian J. Gaffney (49)	Vice President since 2000

Managing Director, Neuberger Berman since 1999; Senior Vice President, NB Management since 2000; Vice President, NB Management from 1997 until 1999; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002 and two since 2003).

Sheila R. James (38)	Assistant Secretary since 2002

Employee, Neuberger Berman since 1999; Employee, NB Management from 1991 to 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

Kevin Lyons (48)	Assistant Secretary since March 2003

Employee, Neuberger Berman since 1999; Employee, NB Management from 1993 to 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

John M. McGovern (33)	Assistant Treasurer since 2002

Employee, NB Management since 1993; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

Barbara Muinos (44)	Treasurer and Principal Financial and Accounting Officer since 2002; prior thereto, Assistant Treasurer since 1996

Vice President, Neuberger Berman since 1999; Assistant Vice President, NB Management from 1993 to 1999; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003); Assistant Treasurer of three registered investment companies for which NB Management acts as investment manager and administrator from 1996 until 2002.

Frederic B. Soule (57)	Vice President since 2000

Senior Vice President, Neuberger Berman since 2003; Vice President; Neuberger Berman from 1999 until 2003; Vice President, NB Management from 1995 until 1999; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002 and two since 2003).

Trani Jo Wyman (33)	Assistant Treasurer since 2002

Employee, NB Management since 1991; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.
(2)

Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Semi-Annual Report June 30, 2003	Neuberger Berman

Neuberger Berman
Advisers
Management
Trust

Mid-Cap
Growth
Portfolio®

[This Page Intentionally Left Blank]

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2003 (UNAUDITED)

A Message from our President

I am very pleased to announce that the management and Board of Directors of Neuberger Berman Inc., the parent company of Neuberger Berman Management Inc. and Neuberger Berman, LLC, the investment adviser and sub-adviser, respectively, of the portfolio, have agreed to a business combination with Lehman Brothers Holdings Inc., one of the world's leading financial services firms. Pending various approvals and other conditions, within a few months we expect that Neuberger Berman will become part of Lehman Brothers.

We do not anticipate dramatic changes. Neuberger Berman will retain its identity within the Lehman Brothers structure. Our portfolio managers will continue to manage their portfolios according to their judgment and expertise. We believe that our new ownership structure will provide us with greater resources to help us in our ongoing mission to provide you with the highest caliber investment expertise.

Sincerely yours,

Peter Sundman
President

Mid-Cap Growth Portfolio Managers' Commentary

The markets provided a bifurcated performance in the first half of 2003. During the first quarter, risk-averse investors flocked to relatively safe bond and money market funds, while stocks-particularly cyclical companies-experienced losses. After a low in March, stocks began to rally, carrying prices higher through July. For the whole period, the Neuberger Berman AMT Mid-Cap Growth Portfolio provided a positive return, but underperformed its benchmark, the Russell Midcap Growth Index.1, 2

During the first quarter, the Portfolio was positioned defensively, which was appropriate for the market environment. Early in the second quarter, however, the market began to shift and take on a new tone. Across the board, financial assets were the place to be. Bonds, stocks and even gold rallied strongly, sending bears of all types into hibernation. This equity rally was the strongest for stocks since the end of 1998 and for many pundits it signaled the end of the bear market, which had begun in March 2000. The highest returns for the quarter came from areas in the market with the greatest risk; small, volatile, money-losing companies performed best while large, higher quality firms lagged. For the six-month period, the growth style of investing outperformed the value style.

Factors that contributed to the rally emanated from Washington D.C. First, victories in Iraq removed a small, but hugely consequential risk of "weapons of mass destruction." Second, the Federal Reserve made certain to the markets that it would continue to provide the liquidity necessary to avoid deflation and economic decline. Third, Congress passed a tax law favoring financial assets generally, and dividend-paying stocks in particular. In addition, the earnings season was stronger than we had anticipated.

Given this change in the market, we repositioned the portfolio midway through the second quarter to benefit from economic expansion. We added exposure to companies with higher growth rates, higher beta, more cyclicality, and greater earnings leverage relative to the accelerating economy. Many portfolio managers have found it difficult to outperform their benchmarks in this shifting environment thus far this year-indeed, the performance of the Russell Midcap Growth Index is in the top 30% of its Lipper and Morningstar Mid-Cap Growth peer groups.

Our holdings in Industrials and Health Care were responsible for the largest relative contributions to Portfolio total return for the first half of the year. Within Industrials, our education stocks performed well. In addition, stock selection within Health Care was additive to performance. Health Care is one of the best performing sectors in the index year-to-date. We have been relatively neutral-weighted in this sector, where our emphasis has included drugs, pharmacy services and therapeutics.

The largest detractors from our relative performance were our Information Technology stocks. Because of the defensive nature of our holdings, they trailed their index counterparts as the market moved sharply upward in April and May. For example, we held names that might perform well if technology spending did not improve significantly. Such defensive, less cyclical, lower octane names underperformed the more cyclical, higher beta names in the sector. In mid-May, we began repositioning the portfolio strategically to take advantage of the shift in the market.

We believe that the equity market will continue to move higher, albeit at a slower pace than during the second quarter. Helping stocks advance are prospects for stronger economic activity and better earnings growth. High liquidity provided by the Federal Reserve, stimulative fiscal policies and continued, strong consumer spending would create better economic conditions for businesses. Inflation is forecasted to remain low, helping to hold down interest rates and, after three years of a bear market, investors appear to be willing to accept more risk and move assets back into stocks.

Sincerely,

JON D. BRORSON PORTFOLIO MANAGER ANDGROWTH EQUITY GROUP TEAM LEADER

KENNETH J. TUREK PORTFOLIO MANAGER

1. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts whose proceed are invested in the Portfolios.

2. The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

© 2003 Neuberger Berman Management Inc., distributor. All rights reserved.

Schedule of Investments Mid-Cap Growth Portfolio
Number of Shares	Market Value†
Common Stocks (96.2%)
Basic Materials (2.0%)
147,000	Ecolab Inc.	$3,763,200£
87,000	Nucor Corp.	4,249,950
8,013,150
Biotechnology (5.8%)
60,500	Celgene Corp.	1,839,200*£
65,500	Chiron Corp.	2,863,660*
47,500	Genzyme Corp.	1,985,913*
162,000	Gilead Sciences	9,003,960*£
57,600	IDEC Pharmaceuticals	1,958,400*£
77,000	MedImmune, Inc.	2,800,490*
185,000	Millennium Pharmaceuticals	2,910,050*
23,361,673
Business Services (6.8%)
149,200	Alliance Data Systems	3,491,280*
65,000	Career Education	4,447,300*£
100,000	Corporate Executive Board	4,053,000*£
100,600	Education Management	5,349,908*
108,000	Iron Mountain	4,005,720*
152,500	Stericycle, Inc.	5,868,200*
27,215,408
Business Services - IT Business Services (1.8%)
188,500	Amdocs Ltd.	4,524,000*£
106,000	Manhattan Associates	2,752,820*
7,276,820
Communications Equipment (3.3%)
289,500	Juniper Networks	3,581,115*£
490,000	Tellabs, Inc.	3,219,300*
183,500	UTStarcom, Inc.	6,527,095*
13,327,510
Computer Related (1.1%)
60,000	Lexmark International Group	4,246,200*
Energy (5.3%)
98,000	BJ Services	3,661,280*£
84,000	Murphy Oil	4,418,400
170,000	National-Oilwell	3,740,000*
111,500	Pride International	2,098,430*£
103,000	Smith International	3,784,220*
179,800	XTO Energy	3,615,778
21,318,108
Financial Services (5.8%)
79,500	Bear Stearns	5,757,390
115,500	Capital One Financial	5,680,290£
103,500	Legg Mason	6,722,325£
95,000	Moody's Corp.	5,007,450£
23,167,455
Food & Beverage (1.2%)
153,750	Dean Foods	4,843,125*

Schedule of Investments Mid-Cap Growth Portfolio
Number of Shares	Market Value†
Health Care (14.9%)
68,900	Allergan, Inc.	$5,312,190
66,000	Anthem, Inc.	5,091,900*
96,500	Biovail Corp.	4,541,290*£
56,500	C. R. Bard	4,029,015£
400,000	Caremark Rx	10,272,000*
44,500	Express Scripts	3,040,240*
100,000	First Health Group	2,760,000*
58,500	Henry Schein	3,061,890*
104,100	St. Jude Medical	5,985,750*
164,600	Teva Pharmaceutical Industries ADR	9,370,678£
116,000	Varian Medical Systems	6,678,120*
60,143,073
Home Builders (1.0%)
58,500	Lennar Corp.	4,182,750£
Industrial (6.1%)
75,000	Danaher Corp.	5,103,750
109,500	Fastenal Co.	3,716,430£
117,500	Gentex Corp.	3,596,675*
27,500	Harman International Industries	2,176,350
157,500	J.B. Hunt Transport Services	5,945,625*
93,000	SPX Corp.	4,097,580*
24,636,410
Internet (1.2%)
148,300	Yahoo! Inc.	4,858,308*£
Leisure (0.9%)
93,000	Harrah's Entertainment	3,742,320*
Media (6.7%)
163,000	Cumulus Media	3,085,590*£
57,000	E.W. Scripps	5,057,040£
133,300	Lamar Advertising	4,693,493*£
364,000	Radio One Class D	6,468,280*
220,000	Westwood One	7,464,600*
26,769,003
Retail (11.2%)
142,000	Abercrombie & Fitch	4,034,220*
162,500	Bed Bath & Beyond	6,306,625*
120,500	Best Buy	5,292,360*
98,300	Coach, Inc.	4,889,442*£
210,000	InterActiveCorp	8,309,700*£
124,000	Michaels Stores	4,719,440*
120,500	Reebok International	4,052,415*
170,400	Ross Stores	7,282,896
44,887,098
Semiconductors (6.5%)
127,000	Intersil Corp.	3,379,470*
216,000	Marvell Technology Group	7,423,920*£
146,600	Maxim Integrated Products	5,012,254
164,000	Microchip Technology	4,039,320
72,700	QLogic Corp.	3,513,591*£
108,500	Xilinx Inc.	2,746,135*£
26,114,690

See Notes to Schedule of Investments

Schedule of Investments Mid-Cap Growth Portfolio cont'd
Number of Shares	Market Value†
Software (8.1%)
122,000	Adobe Systems	$3,912,540
201,895	Documentum, Inc.	3,971,275*£
115,000	Electronic Arts	8,508,850*
147,000	Mercury Interactive	5,675,670*£
185,500	Storage Technology	4,774,770*
200,000	VERITAS Software	5,734,000*£
32,577,105
Technology (4.6%)
102,000	Computer Sciences	3,888,240*
318,000	Seagate Technology	5,612,700*
120,000	Zebra Technologies	9,022,800*
18,523,740
Telecommunications (1.9%)
423,500	Nextel Communications	7,656,880*
Total Common Stocks (Cost $318,221,766)		386,860,826
Principal Amount
Short-Term Investments (30.6%)
$105,749,100	N&B Securities Lending Quality Fund, LLC	105,749,100
17,506,559	Neuberger Berman Institutional Cash Fund Trust Class	17,506,559@
Total Short-Term Investments (Cost $123,255,659)		123,255,659#
Total Investments (126.8%) (Cost $441,477,425)		510,116,485##
Liabilities, less cash, receivables and other assets [(26.8%)]		107,807,471)
Total Net Assets (100.0%)		$402,309,014

See Notes to Schedule of Investments

Notes to Schedule of Investments Mid-Cap Growth Portfolio

†

Investment securities of the Fund are valued at the latest sales price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisers Management Trust believes accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#	At cost, which approximates market value.
##

At June 30, 2003, the cost of investments for U.S. Federal income tax purposes was $441,477,425. Gross unrealized appreciation of investments was $70,688,258 and gross unrealized depreciation of investments was $2,049,198, resulting in net unrealized appreciation of $68,639,060, based on cost for U.S. Federal income tax purposes.

*	Non-income producing security.
£	All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

@	Neuberger Berman Institutional Cash Fund is also managed by Neuberger Berman Management Inc. (see Note A of Notes to Financial Statements).

See Notes to Financial Statements

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2003 (UNAUDITED)

Statements of Assets and Liabilities
Neuberger Berman Advisers Management Trust	Mid-Cap Growth Portfolio
Assets
Investments in securities, at market value*† (Note A)-see Schedule of Investments	$510,116,485
Dividends and interest receivable	71,616
Receivable for securities sold	2,101,474
Receivable for Fund shares sold	84,631
Prepaid expenses and other assets	85,197
Total Assets	512,459,403
Liabilities
Payable for collateral on securities loaned (Note A)	105,749,100
Payable for securities purchased	3,800,143
Payable for Fund shares redeemed	112,355
Payable to investment manager (Note B)	172,078
Payable to administrator (Note B)	96,410
Accrued expenses and other payables	220,303
Total Liabilities	110,150,389
Net Assets at value	$402,309,014
Net Assets consist of:
Paid-in capital	$733,432,480
Undistributed net investment income (loss)	(1,076,157)
Accumulated net realized gains (losses) on investments	(398,686,369)
Net unrealized appreciation (depreciation) in value of investments	68,639,060
Net Assets at value	$402,309,014
Net Assets
Class I	$401,505,161
Class S	803,853
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	29,901,807
Class S	59,977
Net Asset Value, offering and redemption price per share
Class I	$13.43
Class S	13.40
†Securities on loan, at market value	$102,133,667
*Cost of Investments	$441,477,425

See Notes to Financial Statements

Statement of Operations
Neuberger Berman Advisers Management Trust	Mid-Cap Growth Portfolio
Investment Income
Income:
Dividend income	$349,220
Income from securities loaned-net	189,583
Interest income (Note A)	65,229
Foreign taxes withheld (Note A)	(8,730)
Total income	595,302
Expenses:
Investment management fee (Note B)	971,339
Administration fee (Note B):
Class I	540,793
Class S	385
Distribution fees (Note B):
Class S	321
Auditing fees	19,247
Custodian fees (Note B)	64,664
Insurance expense	4,762
Legal fees	30,411
Shareholder reports	17,007
Trustees' fees and expenses	14,465
Miscellaneous	8,065
Total net expenses	1,671,459
Net investment income (loss)	(1,076,157)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold	(28,566,449)
Change in net unrealized appreciation (depreciation) in value of:
Investment securities (Note A)	72,813,078
Net gain (loss) on investments	44,246,629
Net increase (decrease) in net assets resulting from operations	$43,170,472

See Notes to Financial Statements

Statement of Changes in Net Assets
Mid-Cap Growth Portfolio
Neuberger Berman Advisers Management Trust	Six Months Ended June 30, 2003 (Unaudited)	Year Ended December 31, 2002
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,076,157)	$(2,498,809)
Net realized gain (loss) on investments	(28,566,449)	(122,635,019)
Change in net unrealized appreciation (depreciation) of investments	72,813,078	(33,913,414)
Net increase (decrease) in net assets resulting from operations	43,170,472	(159,047,242)
From Fund Share Transactions:
Proceeds from shares sold:
Class I	96,787,532	237,015,402
Class S	5,452,688	-
Payments for shares redeemed:
Class I	(100,578,842)	(246,511,511)
Class S	(4,696,654)	-
Net increase (decrease) from Fund share transactions	(3,035,276)	(9,496,109)
Net Increase (Decrease) in Net Assets	40,135,196	(168,543,351)
Net Assets:
Beginning of period	362,173,818	530,717,169
End of period	$402,309,014	$362,173,818
Accumulated undistributed net investment income (loss) at end of period	$(1,076,157)	$-
Number of Fund Shares:
Sold:
Class I	7,938,423	16,917,543
Class S	444,005	-
Redeemed:
Class I	(8,289,438)	(18,000,845)
Class S	(384,028)	-
Net increase (decrease) in shares outstanding	(291,038)	(1,083,302)

See Notes to Financial Statements

Notes to Financial Statements Mid-Cap Growth Portfolio

Note A-Summary of Significant Accounting Policies:

1

General: Mid-Cap Growth Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. Class S had no operations until February 18, 2003, other than matters relating to its organization and registration of its shares under the 1933 Act. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3

Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

4

Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5

Federal income taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

6

Dividends and distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, will be distributed in September. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($4,181,334, $236,225,757, and $113,423,118, expiring in 2008, 2009, and 2010, respectively, determined as of December 31, 2002), it is the policy of the Fund not to distribute such gains.

The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

7

Expense allocation: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

8

Security lending: The Fund entered into a Securities Lending Agreement with Neuberger Berman, LLC ("Neuberger") on April 17, 2003. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. The Fund pays Neuberger a lending agency fee monthly based on a percentage of net loan revenue. The Fund pays a fee to the borrower with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral. The Fund also receives payments from the borrower equal to income earned on loaned securities during the time they are on loan.

Prior to April 17, 2003, the Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund received cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invested the cash collateral in the investment vehicle. Income earned on the investment vehicle was paid to Morgan monthly. The Fund received a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions. Income earned on the securities loaned is reflected in the Statement of Operations.

9	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

10

Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), a fund managed by Management and having the same officers and Trustees as the Fund. The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Fund does not pay Management an investment management fee associated with its investment in the Cash Fund. For the six months ended June 30, 2003, income earned on this investment amounted to $65,229 and is reflected in the Statement of Operations under the caption Interest income.

11	Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated pro rata among its respective classes.

Note B-Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement each class pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

The Trustees of the Trust adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Trustees of the Trust have adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken through December 31, 2006 to reimburse the Fund's Class I and Class S shares for their operating expenses (excluding the fees payable to Management (including the fees payable to Management with respect to the Fund's Class S shares), interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% and 1.25%, respectively, per annum of their average daily net assets (the "Expense Limitation"). For the period ended June 30, 2003, no reimbursement to the Fund's Class I and Class S shares was required. The Fund's Class I and Class S shares each have agreed to repay Management through December 31, 2009 for their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their Expense Limitations, and the repayments are made within three years after the year in which Management issued the reimbursement. During the period ended June 30, 2003, there was no reimbursement to Management under this agreement. At June 30, 2003, the Fund's Class I and Class S shares have no contingent liability to Management under the agreements.

Management and Neuberger, a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $0.

Note C-Securities Transactions:

During the six months ended June 30, 2003, there were purchase and sale transactions (excluding short-term securities) of $349,375,576 and $352,768,714, respectively.

During the six months ended June 30, 2003, brokerage commissions on securities transactions amounted to $769,210, of which Neuberger received $256,318, and other brokers received $512,892.

Note D-Line of Credit:

At June 30, 2003, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at June 30, 2003, nor had the Fund utilized this line of credit at any time prior to that date.

Note E-Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by independent auditors. Annual reports contain audited financial statements.

Financial Highlights Mid-Cap Growth Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.‡

Class I†,	Six Months Ended June 30	Year Ended December 31,
	2003 (Unaudited)	2002	2001	2000	1999	1998

Net Asset Value, Beginning of Period	$11.97	$16.94	$22.48	$24.30	$16.22	$11.72
Income From Investment Operations
Net Investment Income (Loss)	(.04)	(.08)	(.07)	(.09)	(.07)	(.03)
Net Gains or Losses on Securities (both realized and unrealized)	1.50	(4.89)	(5.47)	(1.72)	8.55	4.61
Total From Investment Operations	1.46	(4.97)	(5.54)	(1.81)	8.48	4.58
Less Distributions
From Net Investment Income	-	-	-	-	-	(.01)
From Net Capital Gains	-	-	-	(.01)	(.40)	(.07)
Total Distributions	-	-	-	(.01)	(.40)	(.08)
Net Asset Value, End of Period	$13.43	$11.97	$16.94	$22.48	$24.30	$16.22
Total Return††	+12.20%**	-29.34%	-24.64%	-7.46%	+53.89%	+39.28%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$401.5	$362.2	$530.7	$624.1	$159.9	$31.0
Ratio of Gross Expenses to Average Net Assets#	.93%*	.95%	.91%	.98%	1.00%	1.00%
Ratio of Net Expenses to Average Net Assets	.93%*	.95%	.91%	.98%§	1.00%§	1.00%§
Ratio of Net Investment Income (Loss) to Average Net Assets	(.60)%*	(.57)%	(.38)%	(.34)%	(.40)%	(.20)%
Portfolio Turnover Rate	99%	124%	99%	109%	100%	106%

See Notes to Financial Highlights

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2003 (UNAUDITED)

Financial Highlights Mid-Cap Growth Portfolio cont'd

Class S	Period from February 18, 2003^ to June 30,
2003
(Unaudited)

Net Asset Value, Beginning of Period	$11.15
Income From Investment Operations
Net Investment Income (Loss)	(0.03)
Net Gains or Losses on Securities (both realized and unrealized)	2.28
Total From Investment Operations	2.25
Net Asset Value, End of Period	$13.40
Total Return††	+20.18%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$0.8
Ratio of Gross Expenses to Average Net Assets#	1.16%*
Ratio of Net Expenses to Average Net Assets	1.16%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(.71)%*
Portfolio Turnover Rate	99%

See Notes to Financial Highlights

Notes to Financial Highlights Mid-Cap Growth Portfolio
†

The per share amounts and ratios which are shown reflect income and expenses, including the Fund's Class I proportionate share of AMT Mid-Cap Growth Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

††

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower/higher if Management had not reimbursed/recouped certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

§	After reimbursement of expenses by Management. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

Year Ended December 31,
	1999	1998
Mid-Cap Growth Portfolio Class I	1.08%	1.43%

After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratio of net expenses to average daily net assets would have been:

Year Ended December 31,
2000
Mid-Cap Growth Portfolio Class I	.95%
^	The date investment operations commenced.

‡	The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

*	Annualized.

**	Not annualized.

Trusteed and Officers (Unaudited)

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Independent Trustees Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
John Cannon (73)	Trustee since 2000	Consultant. Formerly, Chairman and Chief Investment Officer, CDC Capital Management (registered investment adviser) (1993-January 1999) prior thereto, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	35	Independent Trustee or Director of three series of Oppenheimer Funds: Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund, since 1992.

Faith Colish (67)	Trustee since 1984	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; prior thereto, Attorney at Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	35	Director, American Bar Retirement Association (ABRA) since 1997 (not-for-profit membership association).

Walter G. Ehlers (70)	Trustee since 1989	Consultant; Retired President and Director, Teachers Insurance & Annuity (TIAA) and College Retirement Equities Fund (CREF) .	35
C. Anne Harvey (65)	Trustee since 1998	Consultant, C. A. Harvey Associates, since June 2001; Director, AARP, 1978 to December 2000.	35

Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002; President, Board of Associates to The National Rehabilitation Hospital's Board of Directors since 2002; Member, American Savings Education Council's Policy Board (ASEC), 1998-2000; Member, Executive Committee, Crime Prevention Coalition of America, 1997-2000.

Barry Hirsch (70)	Trustee since 2000	Attorney at Law. Senior Counsel, Loews Corporation (diversified financial corporation) May 2002 until April 2003; prior thereto, Senior Vice President, Secretary and General Counsel, Loews Corporation.	35

Trusteed and Officers (Unaudited) cont'd
Independent Trustees Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
Robert A. Kavesh (75)	Trustee since 2000	Professor of Finance and Economics, Stern School of Business, New York University.	35	Director, Delaware Labs (cosmetics), since 1978.
Howard A. Mileaf (66)	Trustee since 1999	Retired. Formerly, Vice President and Special Counsel, WHX Corporation (holding company), 1993-2001.	35

Director, WHX Corporation (holding company) since August 2002; Director, WebFinancial Corporation (holding company) since December 2002; Director, State Theatre of New Jersey (not-for- profit theater), since 2000; Formerly, Director, Kevlin Corporation (manufacturer of microwave and other products).

John P. Rosenthal (70)	Trustee since 2000	Senior Vice President, Burnham Securities Inc. (a registered broker-dealer) since 1991.	35	Director, 92nd Street Y (non-profit), since 1967; Formerly, Director, Cancer Treatment Holdings, Inc.
William E. Rulon (70)	Trustee since 2000	Retired. Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants) until January 1997.	35	Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children), since 1998; Director, Prandium, Inc. (restaurants), from March 2001 until July 2002.
Cornelius T. Ryan (71)	Trustee since 2000	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital partnerships) and President, Oxford Venture Corporation.	35

Director, Capital Cash Management Trust (money market fund), Narragansett Insured Tax-Free Income Fund, Rocky Mountain Equity Fund, Prime Cash Fund, several private companies and QuadraMed Corporation (NASDAQ).

Tom Decker Seip (53)	Trustee since 2000	General Partner, Seip Investments LP (a private investment partnership); President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; Senior Executive at the Charles Schwab Corporation from 1983 to 1999; including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments from 1997 to 1998 and Executive Vice President-Retail Brokerage, Charles Schwab Investment Management from 1994 to 1997.	35

Director, H&R Block, Inc. (financial services company), since May 2001; Director, General Magic (voice recognition software), since November 2001; Director, Forward Management, Inc. (asset management), since 2001; Director, E-Finance Corporation (credit decisioning services), since 1999; Director, Save-Daily.com (micro investing services), since 1999; Formerly, Director, Offroad Capital Inc. (pre-public internet commerce company).

Candace L. Straight (55)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector).	35	Director, Providence Washington (property and casualty insurance company), since December 1998; Director, Summit Global Partners (insurance brokerage firm), since October 2000.
Peter P. Trapp (58)	Trustee since 1984	Regional Manager for Atlanta Region, Ford Motor Credit Company since August 1997; prior thereto, President, Ford Life Insurance Company, April 1995 until August 1997.	35
Edward I. OBrien* (74)	Trustee since 2000	Member, Investment Policy Committee, Edward Jones, 1993-2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974-1992; Adviser to SIA, November 1992-November 1993.	35	Director, Legg Mason, Inc. (financial services holding company), since 1993; Director, Boston Financial Group (real estate and tax shelters), 1993-1999.
Jack L. Rivkin* (4) (62)	President and Trustee since December 2002	Executive Vice President and Chief Investment Officer, Neuberger Berman since 2002 and 2003, respectively; Head of Research and Research Sales and Trading Departments of Neuberger Berman since 2002; Director and Chairman, NB Management since December 2002; Executive Vice President, Citigroup Investments, Executive Vice President, Travelers Group, Inc. and Senior Vice President, Tribeca Investments, LLC from 1996 to 2002.	35

Director, Dale Carnegie & Associates, Inc. (private company) since 1998; Director, Emagin Corp. (public company) since 1997; Director, Solbright Inc. (private company) since 1998; Director, Infogate Inc. (private company) since 1997.

Peter E. Sundman* (44)	Chairman of the Board, Chief Executive Officer and Trustee since 2000; President and Chief Executive Officer from 1998 to 2000	Executive Vice President, Neuberger Berman since 1999; Principal, Neuberger Berman from 1997 until 1999; Senior Vice President, NB Management from 1996 until 1999.	35

Executive Vice President, Neuberger Berman Inc. (holding company) since 1999 and Director from October 1999 through March 2003; President and Director, NB Management since 1999; Head of Neuberger Berman Inc.'s Mutual Funds and Institutional Business since 1999; President and Director, NB Management since 1999; Director and Vice President, Neuberger & Berman Agency, Inc. since 2000; Trustee, Frost Valley YMCA.

Trusteed and Officers (Unaudited) cont'd
(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)

Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

(4)	Serves as Trustee effective December 12, 2002.

*

Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

Information about the Officers of the Trust

Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Claudia A. Brandon (46)	Secretary since 1985

Vice President, Neuberger Berman since 2002 and employee since 1999; Vice President-Mutual Fund Board Relations, NB Management since 2000; Vice President, NB Management from 1986 to 1999; Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (four since 2002 and two since 2003).

Robert Conti (47)	Vice President since 2000

Senior Vice President, Neuberger Berman since 2003; Vice President, Neuberger Berman from 1999 until 2003; Senior Vice President, NB Management since 2000; Controller, NB Management until 1996; Treasurer, NB Management from 1996 until 1999; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002 and two since 2003).

Brian J. Gaffney (49)	Vice President since 2000

Managing Director, Neuberger Berman since 1999; Senior Vice President, NB Management since 2000; Vice President, NB Management from 1997 until 1999; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002 and two since 2003).

Sheila R. James (38)	Assistant Secretary since 2002

Employee, Neuberger Berman since 1999; Employee, NB Management from 1991 to 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

Kevin Lyons (48)	Assistant Secretary since March 2003

Employee, Neuberger Berman since 1999; Employee, NB Management from 1993 to 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

John M. McGovern (33)	Assistant Treasurer since 2002

Employee, NB Management since 1993; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Barbara Muinos (44)	Treasurer and Principal Financial and Accounting Officer since 2002; prior thereto, Assistant Treasurer since 1996

Vice President, Neuberger Berman since 1999; Assistant Vice President, NB Management from 1993 to 1999; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003); Assistant Treasurer of three registered investment companies for which NB Management acts as investment manager and administrator from 1996 until 2002.

Frederic B. Soule (57)	Vice President since 2000

Senior Vice President, Neuberger Berman since 2003; Vice President; Neuberger Berman from 1999 until 2003; Vice President, NB Management from 1995 until 1999; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002 and two since 2003).

Trani Jo Wyman (33)	Assistant Treasurer since 2002

Employee, NB Management since 1991; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.

(2)

Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Semi-Annual Report June 30, 2003	Neuberger Berman

Neuberger Berman Advisers Management Trust

Partners Portfolio®

[This Page Intentionally Left Blank]

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2003 (UNAUDITED)

A Message from our President

I am very pleased to announce that the management and Board of Directors of Neuberger Berman Inc., the parent company of Neuberger Berman Management Inc. and Neuberger Berman, LLC, the investment adviser and sub-adviser, respectively, of the portfolio, have agreed to a business combination with Lehman Brothers Holdings Inc., one of the world's leading financial services firms. Pending various approvals and other conditions, within a few months we expect that Neuberger Berman will become part of Lehman Brothers.

We do not anticipate dramatic changes. Neuberger Berman will retain its identity within the Lehman Brothers structure. Our portfolio managers will continue to manage their portfolios according to their judgment and expertise. We believe that our new ownership structure will provide us with greater resources to help us in our ongoing mission to provide you with the highest caliber investment expertise.

Sincerely yours,

Peter Sundman
President

Partners Portfolio Manager's Commentary

Investors enjoyed a buoyant stock market in the first half of 2003. All ten of the industry sectors represented in the Russell 1000 Value Index benchmark closed the six-month reporting period in positive territory, with five of the ten sectors advancing 13% or better. The Neuberger Berman AMT Partners Portfolio performed even better, outpacing its benchmarks by a wide margin.1,2 Our overweightings in the consumer discretionary, health care, industrials, and information technology sectors enhanced relative returns. However, stock selection, which was responsible for about 70% of the Portfolio's relative performance advantage, was the real key to our success.

Our consumer discretionary investments had the most positive impact on Portfolio returns, with travel conglomerate Cendant, and retailers Best Buy, Home Depot, and Abercrombie & Fitch making our top-ten performance list. Our health care holdings also excelled, with Laboratory Corporation of America and Caremark RX among our biggest winners. The only real negative to report is the poor relative performance of our consumer staples holdings, a sector in which we were significantly underweighted versus our benchmarks.

Looking ahead, we are quite optimistic regarding the economy and stock market. Historically low interest rates, mortgage refinancing, rising personal income, and tax relief are giving consumers a second wind. Merger and acquisition activity is increasing, indicating that corporate America is beginning to focus on growth rather than exclusively on shoring up balance sheets and maximizing profit margins. We believe increased deal activity signals that corporate confidence is improving and foreshadows the long awaited rebound in business investment and capital spending. With all the operating leverage resulting from cost cutting during the recession, rising revenues should be magnified in corporate earnings. We are confident that earnings can meet consensus forecasts in the coming quarters and believe they could materially exceed current expectations for 2004.

The market is also benefiting from historically low bond yields, which have pushed investors into equities. The reduction in the top tax rate on some equity dividends to 15% is another lure for income-oriented investors. Although investors have started coming back to stocks, there is still more than enough money on the sidelines to propel the market in the year ahead. Finally, even though the stock market recovered much ground in the second quarter, we are still finding what we believe are great companies selling at very attractive valuations.

This is not to say that investors can be careless. We are taking profits as portfolio companies reach our target prices and using the proceeds to buy more attractively valued stocks. Currently, we are recycling some of our profits from the consumer discretionary sector into the energy, health care and industrial sectors.

Surprisingly, energy stocks, which should benefit as the recovering economy increases the demand for energy, have lagged the market by a considerable margin. We find natural gas exploration and production companies particularly attractive. Demand for natural gas is strong and should get stronger. Natural gas inventories are low. Consequently, prices should remain high, resulting in accelerating earnings for natural gas producers such as Devon Energy and EOG Resources. We continue to find fundamental bargains in the health care sector. Pharmaceutical distributors McKesson and Caremark RX are among our favorites. In 2003 and again in 2004, $16-18 billion in drugs are "coming off patent," and competing generic versions will be coming rapidly to market. Selling generic drugs is a high-margin business for pharmaceutical distributors, who don't suffer the ill effects of price competition at the wholesale level.

In closing, after the big second-quarter rally, stocks may be vulnerable to a correction. However, we are confident that the long-term trend is up. We will continue to focus on valuations, taking profits in Portfolio holdings that no longer present good fundamental value and using the proceeds to build positions in the numerous bargains still available in the market.

Sincerely,

S. BASU MULLICK PORTFOLIO MANAGER

1. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts whose proceeds are invested in the Portfolios.

2. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000 Index represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

© 2003 Neuberger Berman Management Inc., distributor. All rights reserved.

Schedule of Investments Partners Portfolio
Number of Shares		Market Value†
Common Stocks (99.2%)
Advertising (1.3%)
115,000	Omnicom Group	$8,245,500£
Auto Related (1.1%)
204,400	Navistar International	6,669,572*£
Banking & Financial (3.3%)
173,500	BISYS Group	3,187,195*
191,300	Merrill Lynch	8,929,884£
209,800	State Street	8,266,120
20,383,199
Building, Construction & Furnishing (4.5%)
50,400	Centex Corp.	3,920,616
338,200	Home Depot	11,201,184£
84,700	Lennar Corp.	6,056,050£
16,100	NVR, Inc.	6,617,100*£
27,794,950
Capital Goods (2.1%)
90,100	Parker-Hannifin	3,783,299£
209,700	SPX Corp.	9,239,382*£
13,022,681
Communications (1.3%)
393,000	Cablevision Systems	8,158,680*£
Communication Services (1.3%)
324,800	Scientific-Atlanta	7,743,232£
Consumer Cyclicals (9.2%)
189,700	Best Buy	8,331,624*£
144,700	Black & Decker	6,287,215
318,000	Carnival Corp.	10,338,180£
264,700	Costco Wholesale	9,688,020*£
478,100	Masco Corp.	11,402,685
70,600	Praxair, Inc.	4,243,060
237,700	Sabre Holdings	5,859,305£
56,150,089
Consumer Goods & Services (3.0%)
714,800	Cendant Corp.	13,095,136*£
215,000	Fairmont Hotels & Resorts	5,031,000
18,126,136
Consumer Staples (3.8%)
921,564	Liberty Media	10,653,280*
233,600	Viacom Inc. Class B	10,198,976*
76,800	Yum! Brands	2,270,208*
23,122,464
Defense (1.7%)
242,400	L-3 Communications Holdings	10,541,976*£
Defense & Aerospace (1.2%)
83,200	Northrop Grumman	7,179,328
Energy (3.6%)
136,400	Anadarko Petroleum	6,065,708
189,800	Cooper Cameron	9,562,124*
140,800	Talisman Energy	6,455,680
22,083,512

Schedule of Investments Partners Portfolio
Number of Shares		Market Value†
Financial Services (19.3%)
329,700	American Express	$13,784,757
316,700	Bank of New York	9,105,125
5,800	Berkshire Hathaway Class B	14,094,000*
375,300	Citigroup Inc.	16,062,840
117,300	Freddie Mac	5,955,321
241,800	H & R Block	10,457,850
417,800	J.P. Morgan Chase	14,280,404£
154,600	Lehman Brothers Holdings	10,277,808
297,800	PMI Group	7,992,952£
120,800	Wells Fargo	6,088,320
120,196	XL Capital	9,976,268£
		118,075,645
Food & Beverage (2.5%)
311,600	Pepsi Bottling Group	6,238,232
202,100	PepsiCo, Inc.	8,993,450
		15,231,682
Forest Products & Paper (1.6%)
181,800	Weyerhaeuser Co.	9,817,200
Health Care (12.4%)
147,000	Biogen, Inc.	5,586,000*
139,600	Boston Scientific	8,529,560*
363,000	Caremark Rx	9,321,840*
161,700	CIGNA Corp.	7,590,198
93,900	Genzyme Corp.	3,925,020*
436,300	Laboratory Corp. of America Holdings	13,154,445*
288,800	McKesson HBOC	10,321,712£
102,600	Wellpoint Health Networks	8,649,180*£
194,200	Wyeth	8,845,810
		75,923,765
Health Products & Services (1.0%)
157,100	Universal Health Services Class B	6,224,302*
Industrial & Commercial Products (1.2%)
385,200	Norfolk Southern	7,395,840
Insurance (4.1%)
164,400	Aetna Inc.	9,896,880
171,600	American International Group	9,468,888£
154,200	St. Paul Cos.	5,629,842
		24,995,610
Machinery & Equipment (0.8%)
96,000	Nucor Corp.	4,689,600
Oil & Gas (3.3%)
70,700	BP PLC ADR	2,970,814
90,700	Devon Energy	4,843,380
150,300	EOG Resources	6,288,552
284,800	FMC Technologies	5,995,040*
		20,097,786

Schedule of Investments Partners Portfolio cont'
Number of Shares		Market Value†
Pharmaceutical (4.1%)
506,600	King Pharmaceuticals	$7,477,416*
353,100	Pfizer Inc.	12,058,365
290,500	Shire Pharmaceuticals Group ADR	5,722,850*
		25,258,631
Number of Shares
Retail (2.5%)
229,900	Abercrombie & Fitch	6,531,459*
291,530	Limited, Inc.	4,518,715
111,300	Target Corp.	4,211,592
		15,261,766
Number of Shares
Steel (0.3%)
132,100	United States Steel	2,162,477
Technology (8.5%)
184,800	Cadence Design Systems	2,228,688*£
263,300	Computer Sciences	10,036,996*£
1,090,000	Compuware Corp.	6,289,300*
423,300	General Motors Class H	5,422,473*
132,700	IBM	10,947,750
199,100	InterActiveCorp	7,878,387*£
42,200	Lexmark International Group	2,986,494*
224,600	Waters Corp.	6,542,598*
		52,332,686
Transportation (0.2%)
23,000	Teekay Shipping	986,700
Total Common Stocks Cost $526,068,960)		607,675,009

Principal Amount
Number of Shares
Short-Term Investments (17.3%)
$102,654,600	N&B Securities Lending Quality Fund, LLC	102,654,600
3,455,232	Neuberger Berman Institutional Cash Fund Trust Class	3,455,232@
Total Short-Term Investments (Cost $106,109,832)		106,109,832#
Total Investments (116.5%) (Cost $632,178,792)		713,784,841##
Liabilities, less cash, receivables and other assets [16.5%)]		(100,940,605)
Total Net Assets (100.0%)		$612,844,236

See Notes to Schedule of Investments

Notes to Schedule of Investments Partners Portfolio
†

Investment securities of the Fund are valued at the latest sales price where that sales price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisors Management Trust believes accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#	At cost, which approximates market value.

##

At June 30, 2003, the cost of investments for U.S. Federal income tax purposes was $632,178,792. Gross unrealized appreciation of investments was $91,296,744 and gross unrealized depreciation of investments was $9,690,695, resulting in net unrealized appreciation of $81,606,049, based on cost for U.S. Federal income tax purposes.

*	Non-income producing security.

£	All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

@	Neuberger Berman Institutional Cash Fund is also managed by Neuberger Berman Management Inc. (see Note A of Notes to Financial Statements).

See Notes to Financial Investments

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2003 (UNAUDITED)

Statement of Assets and Liabilities
Neuberger Berman Advisers Management Trust	Partners Portfolio
Assets
Investments in securities, at market value*† (Note A)-see Schedule of Investments	$713,784,841
Dividends and interest receivable	303,693
Receivable for securities sold	3,376,525
Receivable for Fund shares sold	277,118
Prepaid expenses and other assets	37,252
Total Assets	717,779,429
Liabilities
Payable for collateral on securities loaned (Note A)	102,654,600
Payable for securities purchased	614,030
Payable for Fund shares redeemed	1,001,338
Payable to investment manager (Note B)	267,605
Payable to administrator (Note B)	152,475
Accrued expenses and other payables	245,145
Total Liabilities	104,935,193
Net Assets at value	$612,844,236
Net Assets consist of:
Paid-in capital	$669,006,380
Undistributed net investment income (loss)	(64,976)
Accumulated net realized gains (losses) on investments	(137,703,247)
Net unrealized appreciation (depreciation) in value of investments	81,606,079
Net Assets at value	$612,844,236
Shares Outstanding ($.001 par value; unlimited shares authorized)	45,675,043
Net Asset Value, offering and redemption price per share	$13.42
†Securities on loan, at market value	$98,945,208
*Cost of Investments	$632,178,792

See Notes to Financial Investments

Statement of Operations
Neuberger Berman Advisers Management Trust	Partners Portfolio
Investment Income
Income:
Dividend income	$2,449,936
Interest income (Note A)	65,465
Income from securities loaned - net	42,361
Foreign taxes withheld (Note A)	(11,145)
Total income	2,546,617
Expenses:
Investment management fee (Note B)	1,456,360
Administration fee (Note B)	822,042
Auditing fees	27,021
Custodian fees (Note B)	79,064
Insurance expense	7,396
Legal fees	64,973
Shareholder reports	128,602
Trustees' fees and expenses	14,512
Miscellaneous	11,623
Total net expenses	2,611,593
Net investment income (loss)	(64,976)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold	(40,183,950)
Change in net unrealized appreciation (depreciation) in value of:
Investment securities (Note A)	130,611,248
Foreign currency (Note A)	30
Net gain (loss) on investments	90,427,328
Net increase (decrease) in net assets resulting from operations	$90,362,352

See Notes to Financial Investments

Statement of Changes in Net Assets
Partners Portfolio
Neuberger Berman Advisers Management Trust	Six Months Ended June 30, 2003 (Unaudited)	Year Ended December 31, 2002
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(64,976)	$315,258
Net realized gain (loss) on investments	(40,183,950)	(67,079,570)
Change in net unrealized appreciation (depreciation) of investments	130,611,278	(120,966,611)
Net increase (decrease) in net assets resulting from operations	90,362,352	(187,730,923)
Distributions to Shareholders From:
Net investment income	-	(3,518,207)
Tax return of capital	-	(169,184)
Total distributions to shareholders	-	(3,687,391)
From Fund Share Transactions:
Proceeds from shares sold	188,934,143	285,008,522
Proceeds from reinvestment of dividends and distributions	-	3,687,391
Payments for shares redeemed	(189,010,471)	(370,105,497)
Net increase (decrease) from Fund share transactions	(76,328)	(81,409,584)
Net Increase (Decrease) in Net Assets	90,286,024	(272,827,898)
Net Assets:
Beginning of period	522,558,212	795,386,110
End of period	$612,844,236	$522,558,212
Accumulated undistributed net investment income (loss) at end of period	$(64,976)	$-
Number of Fund Shares:
Sold	15,548,138	22,064,366
Issued on reinvestment of dividends and distributions	-	252,042
Redeemed	(15,723,011)	(29,140,997)
Net increase (decrease) in shares outstanding	(174,873)	(6,824,589)

See Notes to Financial  Statements

Notes to Financial Statements Partners Portfolio

Note A-Summary of Significant Accounting Policies:

1

General: Partners Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.
3

Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

4

Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investment securities sold are proceeds from the settlement of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the six months ended June 30, 2003 was $391,888.

5

Federal income taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes.

Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.
6

Dividends and distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, will be distributed in September. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($9,141,747 and $72,177,018 expiring in 2009 and 2010, respectively, determined as of December 31, 2002), it is the policy of the Fund not to distribute such gains.

The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

7	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
8

Expense allocation: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly.

9

Security lending: The Fund entered into a Securities Lending Agreement with Neuberger Berman, LLC ("Neuberger") on April 17, 2003. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. The Fund pays Neuberger a lending agency fee monthly based on a percentage of net loan revenue. The Fund pays a fee to the borrower with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral. The Fund also receives payments from the borrower equal to income earned on loaned securities during the time they are on loan.

Prior to April 17, 2003, the Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund received cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invested the cash collateral in the investment vehicle. Income earned on the investment vehicle was paid to Morgan monthly. The Fund received a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions. Income earned on securities loaned is reflected in the Statement of Operations.

10

Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), a fund managed by Management and having the same officers and Trustees as the Fund. The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Fund does not pay Management an investment management fee associated with its investment in the Cash Fund. For the six months ended June 30, 2003, income earned on this investment amounted to $65,465 and is reflected in the Statement of Operations under the caption Interest income.

Note B-Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

The Trustees of the Trust adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken through December 31, 2006 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2003, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2009 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2003, there was no reimbursement to Management under this agreement. At June 30, 2003, the Fund has no liability to Management under the agreement.

Management and Neuberger, a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $0.

Note C-Securities Transactions:
During the six months ended June 30, 2003, there were purchase and sale transactions (excluding short-term securities) of $215,894,126 and $218,201,762, respectively.
During the six months ended June 30, 2003, brokerage commissions on securities transactions amounted to $770,153, of which Neuberger received $464,797, and other brokers received $305,356.
Note D-Line of Credit:

At June 30, 2003, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at June 30, 2003, nor had the Fund utilized this line of credit at any time prior to that date.

Note E-Unaudited Financial Information:
The financial information included in this interim report is taken from the records of the Fund without audit by independent auditors. Annual reports contain audited financial statements.

Financial Highlights Partners Portfolio†

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.‡

Six Months Ended June 30,	Year Ended December 31,
	2003 (Unaudited)	2002	2001	2000	1999	1998
Net Asset Value, Beginning of Period	$11.40	$15.10	$16.17	$19.64	$18.93	$20.60
Income From Investment Operations
Net Investment Income (Loss)	(.00)	.01	.06	.07	.11	.20
Net Gains or Losses on Securities
(both realized and unrealized)	2.02	(3.64)	(.50)	(.20)	1.23	.73
Total From Investment Operations	2.02	(3.63)	(.44)	(.13)	1.34	.93
Less Distributions
From Net Investment Income	-	(.07)	(.06)	(.15)	(.23)	(.08)
From Net Capital Gains	-	-	(.57)	(3.19)	(.40)	(2.52)
Total Distributions	-	(.07)	(.63)	(3.34)	(.63)	(2.60)
Net Asset Value, End of Period	$13.42	$11.40	$15.10	$16.17	$19.64	$18.93
Total Return††	+17.72%**	-24.14%	-2.83%	+0.70%	+7.37%	+4.21%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$612.8	$522.6	$795.4	$808.3	$989.5	$1,630.5
Ratio of Gross Expenses to Average Net Assets#	.95%*	.91%	.87%	.92%	.87%	.84%
Ratio of Net Expenses to Average Net Assets	.95%*	.91%	.87%	.92%	.87%	.84%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.02)%*	.05%	.43%	.42%	.57%	1.04%
Portfolio Turnover Rate	40%	53%	74%	97%	112%	148%

See Notes to Financial Highlights

Notes to Financial Highlights Partners Portfolio
†

The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Partners Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

††

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
‡	The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.
*	Annualized.
**	Not Annualized.

Trustees and Officers (Unaudited)

The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Independent Trustees Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
John Cannon (73)	Trustee since 2000	Consultant. Formerly, Chairman and Chief Investment Officer, CDC Capital Management (registered investment adviser) (1993-January 1999) prior thereto, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	35	Independent Trustee or Director of three series of Oppenheimer Funds: Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund, since 1992.

Faith Colish (67)	Trustee since 1984	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; prior thereto, Attorney at Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	35	Director, American Bar Retirement Association (ABRA) since 1997 (not-for-profit membership association).

Walter G. Ehlers (70)	Trustee since 1989	Consultant; Retired President and Director, Teachers Insurance & Annuity (TIAA) and College Retirement Equities Fund (CREF).	35

C. Anne Harvey (65)	Trustee since 1998	Consultant, C. A. Harvey Associates, since June 2001; Director, AARP, 1978 to December 2000.	35

Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002; President, Board of Associates to The National Rehabilitation Hospital's Board of Directors since 2002; Member, American Savings Education Council's Policy Board (ASEC), 1998-2000; Member, Executive Committee, Crime Prevention Coalition of America, 1997-2000.

Barry Hirsch (70)	Trustee since 2000	Attorney at Law. Senior Counsel, Loews Corporation (diversified financial corporation) May 2002 until April 2003; prior thereto, Senior Vice President, Secretary and General Counsel, Loews Corporation.	35

Robert A. Kavesh (75)	Trustee since 2000	Professor of Finance and Economics, Stern School of Business, New York University.	35	Director, Delaware Labs (cosmetics), since 1978.

Howard A. Mileaf (66)	Trustee since 1999	Retired. Formerly, Vice President and Special Counsel, WHX Corporation (holding company), 1993-2001.	35

Director, WHX Corporation (holding company) since August 2002; Director, WebFinancial Corporation (holding company) since December 2002; Director, State Theatre of New Jersey (not-for- profit theater), since 2000; Formerly, Director, Kevlin Corporation (manufacturer of microwave and other products).

John P. Rosenthal (70)	Trustee since 2000	Senior Vice President, Burnham Securities Inc. (a registered broker-dealer) since 1991.	35	Director, 92nd Street Y (non-profit), since 1967; Formerly, Director, Cancer Treatment Holdings, Inc.

William E. Rulon (70)	Trustee since 2000	Retired. Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants) until January 1997.	35	Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children), since 1998; Director, Prandium, Inc. (restaurants), from March 2001 until July 2002.

Cornelius T. Ryan (71)	Trustee since 2000	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital partnerships) and President, Oxford Venture Corporation.	35

Director, Capital Cash Management Trust (money market fund), Narragansett Insured Tax-Free Income Fund, Rocky Mountain Equity Fund, Prime Cash Fund, several private companies and QuadraMed Corporation (NASDAQ).

Tom Decker Seip (53)	Trustee since 2000	General Partner, Seip Investments LP (a private investment partnership); President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; Senior Executive at the Charles Schwab Corporation from 1983 to 1999; including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments from 1997 to 1998 and Executive Vice President-Retail Brokerage, Charles Schwab Investment Management from 1994 to 1997.	35

Director, H&R Block, Inc. (financial services company), since May 2001; Director, General Magic (voice recognition software), since November 2001; Director, Forward Management, Inc. (asset management), since 2001; Director, E-Finance Corporation (credit decisioning services), since 1999; Director, Save-Daily.com (micro investing services), since 1999; Formerly, Director, Offroad Capital Inc. (pre-public internet commerce company).

Candace L. Straight (55)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector).	35	Director, Providence Washington (property and casualty insurance company), since December 1998; Director, Summit Global Partners (insurance brokerage firm), since October 2000.

Peter P. Trapp (58)	Trustee since 1984	Regional Manager for Atlanta Region, Ford Motor Credit Company since August 1997; prior thereto, President, Ford Life Insurance Company, April 1995 until August 1997.	35

Edward I. OBrien* (74)	Trustee since 2000	Member, Investment Policy Committee, Edward Jones, 1993-2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974-1992; Adviser to SIA, November 1992-November 1993.	35	Director, Legg Mason, Inc. (financial services holding company), since 1993; Director, Boston Financial Group (real estate and tax shelters), 1993-1999.

Jack L. Rivkin* (4) (62)	President and Trustee since December 2002	Executive Vice President and Chief Investment Officer, Neuberger Berman since 2002 and 2003, respectively; Head of Research and Research Sales and Trading Departments of Neuberger Berman since 2002; Director and Chairman, NB Management since December 2002; Executive Vice President, Citigroup Investments, Executive Vice President, Travelers Group, Inc. and Senior Vice President, Tribeca Investments, LLC from 1996 to 2002.	35

Director, Dale Carnegie & Associates, Inc. (private company) since 1998; Director, Emagin Corp. (public company) since 1997; Director, Solbright Inc. (private company) since 1998; Director, Infogate Inc. (private company) since 1997.

Peter E. Sundman* (44)	Chairman of the Board, Chief Executive Officer and Trustee since 2000; President and Chief Executive Officer from 1998 to 2000	Executive Vice President, Neuberger Berman since 1999; Principal, Neuberger Berman from 1997 until 1999; Senior Vice President, NB Management from 1996 until 1999.	35

Executive Vice President, Neuberger Berman Inc. (holding company) since 1999 and Director from October 1999 through March 2003; President and Director, NB Management since 1999; Head of Neuberger Berman Inc.'s Mutual Funds and Institutional Business since 1999; President and Director, NB Management since 1999; Director and Vice President, Neuberger & Berman Agency, Inc. since 2000; Trustee, Frost Valley YMCA.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.
(2)

Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.
(4)	Serves as Trustee effective December 12, 2002.
*

Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

Information about the Officers of the Trust

Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Claudia A. Brandon (46)	Secretary since 1985

Vice President, Neuberger Berman since 2002 and employee since 1999; Vice President-Mutual Fund Board Relations, NB Management since 2000; Vice President, NB Management from 1986 to 1999; Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (four since 2002 and two since 2003).

Robert Conti (47)	Vice President since 2000

Senior Vice President, Neuberger Berman since 2003; Vice President, Neuberger Berman from 1999 until 2003; Senior Vice President, NB Management since 2000; Controller, NB Management until 1996; Treasurer, NB Management from 1996 until 1999; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002 and two since 2003).

Brian J. Gaffney (49)	Vice President since 2000

Managing Director, Neuberger Berman since 1999; Senior Vice President, NB Management since 2000; Vice President, NB Management from 1997 until 1999; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002 and two since 2003).

Sheila R. James (38)	Assistant Secretary since 2002

Employee, Neuberger Berman since 1999; Employee, NB Management from 1991 to 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

Kevin Lyons (48)	Assistant Secretary since March 2003

Employee, Neuberger Berman since 1999; Employee, NB Management from 1993 to 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

John M. McGovern (33)	Assistant Treasurer since 2002

Employee, NB Management since 1993; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

Barbara Muinos (44)	Treasurer and Principal Financial and Accounting Officer since 2002; prior thereto, Assistant Treasurer since 1996

Vice President, Neuberger Berman since 1999; Assistant Vice President, NB Management from 1993 to 1999; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003); Assistant Treasurer of three registered investment companies for which NB Management acts as investment manager and administrator from 1996 until 2002.

Frederic B. Soule (57)	Vice President since 2000

Senior Vice President, Neuberger Berman since 2003; Vice President; Neuberger Berman from 1999 until 2003; Vice President, NB Management from 1995 until 1999; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002 and two since 2003).

Trani Jo Wyman (33)	Assistant Treasurer since 2002

Employee, NB Management since 1991; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.
(2)

Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Semi-Annual Report June 30, 2003	Neuberger Berman

Neuberger Berman Advisers Management Trust

Regency Portfolio

[This Page Intentionally Left Blank]

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2003 (UNAUDITED)

A Message from our President

I am very pleased to announce that the management and Board of Directors of Neuberger Berman Inc., the parent company of Neuberger Berman Management Inc. and Neuberger Berman, LLC, the investment adviser and sub-adviser, respectively, of the portfolio, have agreed to a business combination with Lehman Brothers Holdings Inc., one of the world's leading financial services firms. Pending various approvals and other conditions, within a few months we expect that Neuberger Berman will become part of Lehman Brothers.

We do not anticipate dramatic changes. Neuberger Berman will retain its identity within the Lehman Brothers structure. Our portfolio managers will continue to manage their portfolios according to their judgment and expertise. We believe that our new ownership structure will provide us with greater resources to help us in our ongoing mission to provide you with the highest caliber investment expertise.

Sincerely yours,

Peter Sundman
President

Regency Portfolio Manager's Commentary

Supported by a broad-based second-quarter rally, the stock market posted strong gains in the first half of 2003. The Neuberger Berman AMT Regency Portfolio slightly underperformed its Russell Midcap Value Index benchmark.1, 2

The Portfolio's financial stocks had the most positive impact on our returns. Consumer discretionary holdings also contributed substantially. Although we were underweight in technology, our stocks performed very well, outpacing benchmark sector returns by a wide margin. Our health care exposure proved bittersweet: While our substantial overweight in the sector buoyed returns, our holdings underperformed the benchmark's health care component. Also, the Portfolio was underweight in utilities, one of the better performing sectors.

Throughout the first half of 2003, we remained faithful to our investment philosophy-own only high quality companies trading at fundamentally attractive valuations. As evidenced by Portfolio performance, quality and value were rewarded in the market. However, this year's biggest winners were lower quality companies, which took off as investors moved into the most volatile stocks, to take maximum advantage of the rally. Since many of these stocks had been heavily shorted, short covering propelled them even higher, in some cases producing 50% gains or more.

We aren't sorry we didn't own these high flyers. Many of this year's biggest winners were among the market's worst performers over the previous three years, destroying substantial amounts of capital along the way. Unless investors' timing was perfect, owning these companies was not rewarding. And while these low-quality businesses may do well for a quarter or two, we remain convinced that high-quality, much-more-reasonably-valued stocks will deliver satisfactory long-term returns.

Our health care services holdings (HMOs, hospital companies, and other healthcare service providers) did not generate much excitement as investors focused on more volatile, economically sensitive stocks. Still, while the rest of the market overlooks this sector, we continue to find great values. All our health care services holdings have healthy balance sheets, stable cash flows, enviable returns on equity, and respectable growth prospects-the fundamental characteristics we believe will translate into attractive long-term returns.

Auto parts companies are among the cheapest stocks in the consumer discretionary sector, primarily due to investor concern that the "Big Three" auto-makers' aggressive rebates and zero percent financing will diminish future demand. All the consumers taking advantage of today's great deals aren't likely to buy another car next year. And declining auto sales would be devastating to the Big Three, which have high fixed costs and thin profit margins. However, this would only have a modestly negative impact on our automotive investments, whose variable cost structures will help preserve profits.

After we took profits in several of our big tech sector winners, the Portfolio's allocation in technology at the end of June had fallen to just 2% of assets, while our benchmark's tech component had increased to about 10%. We now own just one tech stock (Computer Associates), which we think may be the only legitimate bargain left in the technology sector. Technology businesses may have bottomed, but valuations are still extreme. We don't see any reasonable chance that fundamentals will improve sufficiently to justify these excessively high valuations.

Looking ahead, we hope that fiscal and monetary stimuli will finally give the economy some traction. However, we are a bit concerned that they appear to have had little impact thus far. We are also concerned about the prospects for the stock market. If the economy recovers, inflationary pressures may push interest rates up and today's high valuation multiples lower, limiting stock returns. Even worse, if the stimuli fail to push the economy into recovery, there isn't much more ammunition left to keep the economy from deteriorating further.

Whatever the future brings, we believe that our holdings' high quality, low valuations, and above-average earnings growth will allow us to continue to seek satisfactory risk-adjusted returns over the long run, lessen risk in down markets, and participate meaningfully in rising markets.

Sincerely,

ANDREW WELLINGTON
PORTFOLIO MANAGER

1. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts whose proceeds are invested in the Portfolios.

2. The Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000 Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

© 2003 Neuberger Berman Management Inc., distributor. All rights reserved.

Schedule of Investments Regency Portfolio
Number of Shares		Market Value†
Common Stocks (92.2%)
Auto Related (1.2%)
28,800	AutoNation, Inc.	$452,736*
Automotive (3.2%)
4,100	Johnson Controls	350,960
17,700	Lear Corp.	814,554*
		1,165,514
Banking (4.6%)
8,500	City National	378,760
19,400	North Fork Bancorp	660,764
16,200	TCF Financial	645,408
		1,684,932
Banking & Financial (5.0%)
23,200	Charter One Financial	723,376
27,000	IndyMac Bancorp	686,340
16,300	Southtrust Corp.	443,360
		1,853,076
Business Services (2.4%)
23,500	Manpower Inc.	871,615
Consumer Goods & Services (1.7%)
11,500	Mohawk Industries	638,595*
Consumer Products & Services (1.5%)
24,100	Viad Corp.	539,599
Energy (1.4%)
27,700	Pepco Holdings	530,732
Financial Services (8.0%)
9,800	Ambac Financial Group	649,250
16,900	CIT Group	416,585
4,100	Doral Financial	183,065
13,200	Federated Investors	361,944
12,700	GreenPoint Financial	646,938
19,200	Radian Group	703,680
		2,961,462
Food & Beverage (3.5%)
26,000	Constellation Brands	816,400*
53,300	Del Monte Foods	471,172*
		1,287,572
Health Care (8.3%)
7,000	Anthem, Inc.	540,050*
23,400	Davita, Inc.	626,652*
20,900	Laboratory Corp. of America Holdings	630,135*
24,400	Omnicare, Inc.	824,476
14,600	WellChoice Inc.	427,488*
		3,048,801
Health Products & Services (8.0%)
20,900	Lincare Holdings	658,559*
10,100	Quest Diagnostics	644,380*
22,300	Tenet Healthcare	$259,795
29,200	Triad Hospitals	724,744*
16,300	Universal Health Services Class B	645,806*
		2,933,284
Industrial Goods & Services (1.4%)
6,900	American Standard	510,117*
Insurance (8.5%)
11,400	Loews Corp.	539,106
13,100	PartnerRe Ltd.	669,541
20,500	PMI Group	550,220
16,200	RenaissanceRe Holdings	737,424
7,800	XL Capital	647,400
		3,143,691
Manufacturing (2.2%)
18,600	SPX Corp.	819,516*
Oil & Gas (10.3%)
5,576	Apache Corp.	362,775
8,417	Devon Energy	449,468
17,000	Energy East	352,920
8,000	Equitable Resources	325,920
21,700	Pioneer Natural Resources	566,370*
19,400	Sunoco, Inc.	732,156
9,700	Talisman Energy	444,745
27,866	XTO Energy	560,385
		3,794,739
Recreational Equipment (1.2%)
18,100	Brunswick Corp.	452,862
Restaurants (0.7%)
7,500	Brinker International	270,150*
Retail (7.5%)
60,000	Foot Locker	795,000
15,100	Liz Claiborne	532,275
12,300	May Department Stores	273,798
30,200	Office Depot	438,202*
29,400	Payless ShoeSource	367,500*
12,900	Regis Corp.	374,745
		2,781,520
Retail Stores (2.8%)
28,400	Pier 1 Imports	579,360
13,100	V. F. Corp.	445,007
		1,024,367
Technology (1.7%)
28,600	Computer Associates	637,208
Transportation (4.0%)
7,000	Canadian National Railway	337,820
18,200	CNF Inc.	461,916
15,700	Teekay Shipping	673,530£
		1,473,266
Utilities (1.1%)
7,000	Exelon Corp.	$418,670
Utilities, Electric & Gas (2.0%)
3,100	Entergy Corp.	163,618
12,900	PPL Corp.	554,700
		718,318
Total Common Stocks (Cost $31,761,671)		34,012,342
Principal Amount
Short-Term Investments (9.3%)
$494,500	N&B Securities Lending Quality Fund, LLC	494,500
2,933,648	Neuberger Berman Institutional Cash Fund Trust Class	2,933,648@
Total Short-Term Investments (Cost $3,428,148)		3,428,148#
Total Investments (101.5%) (Cost $35,189,819)		37,440,490##
Liabilities, less cash, receivables and other assets [(1.5%)]		(543,829)
Total Net Assets (100.0%)		$36,896,661

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2003 (UNAUDITED)

Notes to Schedule of Investments Regency Portfolio
†

Investment securities of the Fund are valued at the latest sales price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisers Management Trust believes accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#	At cost, which approximates market value.

##

At June 30, 2003, the cost of investments for U.S. Federal income tax purposes was $35,189,819. Gross unrealized appreciation of investments was $3,299,310 and gross unrealized depreciation of investments was $1,048,639, resulting in net unrealized appreciation of $2,250,671, based on cost for U.S. Federal income tax purposes.

*	Non-income producing security.

£	All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

@	Neuberger Berman Institutional Cash Fund is also managed by Neuberger Berman Management Inc. (see Note A of Notes to Financial Statements).

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2003 (UNAUDITED)

Statement of Assets and Liabilities
Neuberger Berman Advisers Management Trust	Regency Portfolio
Assets
Investments in securities, at market value*† (Note A)-see Schedule of Investments	$37,440,490
Dividends and interest receivable	18,905
Receivable for securities sold	89,762
Receivable for Fund shares sold	74,637
Prepaid expenses and other assets	555
Total Assets	37,624,349
Liabilities
Payable for collateral on securities loaned (Note A)	494,500
Payable for securities purchased	186,359
Payable for Fund shares redeemed	8
Payable to investment manager (Note B)	15,623
Payable to administrator (Note B)	8,642
Accrued expenses and other payables	22,556
Total Liabilities	727,688
Net Assets at value	$36,896,661
Net Assets consist of:
Paid-in capital	$36,577,154
Undistributed net investment income (loss)	(20,119)
Accumulated net realized gains (losses) on investments	(1,911,032)
Net unrealized appreciation (depreciation) in value of investments	2,250,658
Net Assets at value	$36,896,661
Shares Outstanding ($.001 par value; unlimited shares authorized)	3,705,612
Net Asset Value, offering and redemption price per share	$9.96
†Securities on loan, at market value	$493,350
*Cost of Investments	$35,189,819

Statement of Operations
Neuberger Berman Advisers Management Trust	Regency Portfolio
Investment Income
Income:
Dividend income	$165,206
Interest income (Note A)	8,294
Income from securities loaned-net	934
Foreign taxes withheld (Note A)	(835)
Total income	173,599
Expenses:
Investment management fee (Note B)	83,262
Administration fee (Note B)	45,941
Auditing fees	4,929
Custodian fees (Note B)	18,893
Insurance expense	320
Legal fees	2,442
Shareholder reports	22,437
Trustees' fees and expenses	14,373
Miscellaneous	1,121
Total net expenses	193,718
Net investment income (loss)	(20,119)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold	189,555
Change in net unrealized appreciation (depreciation) in value of:
Investment securities (Note A)	3,514,495
Foreign currency (Note A)	(13)
Net gain (loss) on investments	3,704,037
Net increase (decrease) in net assets resulting from operations	$3,683,918

Statement of Changes in Net Assets

	Regency Portfolio
Neuberger Berman Advisers Management Trust	Six Months Ended June 30, 2003 (Unaudited)	Year Ended December 31, 2002
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(20,119)	$(4,886)
Net realized gain (loss) on investments	189,555	(988,960)
Change in net unrealized appreciation (depreciation) of investments	3,514,482	(2,427,792)
Net increase (decrease) in net assets resulting from operations	3,683,918	(3,421,638)
Distributions to Shareholders From:
Net investment income	-	(24,825)
Tax return of capital	-	(24,550)
Total distributions to shareholders	-	(49,375)
From Fund Share Transactions:
Proceeds from shares sold	5,794,600	13,423,709
Proceeds from reinvestment of dividends and distributions	-	49,375
Payments for shares redeemed	(1,658,583)	(4,713,239)
Net increase (decrease) from Fund share transactions	4,136,017	8,759,845
Net Increase (Decrease) in Net Assets	7,819,935	5,288,832
Net Assets:
Beginning of period	29,076,726	23,787,894
End of period	$36,896,661	$29,076,726
Accumulated undistributed net investment income (loss) at end of period	$(20,119)	$ -
Number of Fund Shares:
Sold	624,997	1,388,414
Issued on reinvestment of dividends and distributions	-	4,893
Redeemed	(186,948)	(512,472)
Net increase (decrease) in shares outstanding	438,049	880,835

Notes to Financial Statements Regency Portfolio

Note A-Summary of Significant Accounting Policies:
1

General: Regency Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders.

The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.
3

Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

4

Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

5

Federal income taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

6

Dividends and distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, will be distributed in September. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($835,096 and $1,053,058 expiring in 2009 and 2010, respectively, determined as of December 31, 2002), it is the policy of the Fund not to distribute such gains.

The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

7	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.
8

Expense allocation: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly.

9

Security lending: The Fund entered into a Securities Lending Agreement with Neuberger Berman, LLC ("Neuberger ") on April 17, 2003. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. The Fund pays Neuberger a lending agency fee monthly based on a percentage of net loan revenue. The Fund pays a fee to the borrower with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral. The Fund also receives payments from the borrower equal to income earned on loaned securities during the time they are on loan.

Prior to April 17, 2003, the Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund received cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invested the cash collateral in the investment vehicle. Income earned on the investment vehicle was paid to Morgan monthly. The Fund received a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions. Income earned on securities loaned is reflected in the Statement of Operations.

10

Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the Neuberger Berman Institutional Cash Fund (the "Cash Fund"), a fund managed by Management and having the same officers and Trustees as the Fund. The Cash Fund seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Fund does not pay Management an investment management fee associated with its investment in the Cash Fund. For the six months ended June 30, 2003, income earned on this investment amounted to $8,294 and is reflected in the Statement of Operations under the caption Interest income.

Note B-Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

The Trustees of the Trust adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken through December 31, 2006 to reimburse the Fund for its operating expenses (including the fees payable to Management, but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.50% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2003, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2009 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2003, there was no reimbursement to Management under this agreement. At June 30, 2003, the Fund has no remaining contingent liability to Management under the agreement.

Management and Neuberger, a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $0.

Note C-Securities Transactions:

During the six months ended June 30, 2003, there were purchase and sale transactions (excluding short-term securities) of $12,096,499 and $9,210,643, respectively.

During the six months ended June 30, 2003, brokerage commissions on securities transactions amounted to $42,834, of which Neuberger received $33,820, and other brokers received $9,014.

Note D-Line of Credit:

At June 30, 2003, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at June 30, 2003, nor had the Fund utilized this line of credit at any time prior to that date.

Note E-Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by independent auditors. Annual reports contain audited financial statements.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2003 (UNAUDITED)

Financial Highlights Regency Portfolio

 The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.‡

	Six Months Ended June 30,	Year Ended December 31,	Period from August 22, 2001 to December 31,
	2003	2002	2001
	(Unaudited)
Net Asset Value, Beginning of Period	$8.90	$9.97	$10.00
Income From Investment Operations
Net Investment Income (Loss)	(.01)	(.00)	.01
Net Gains or Losses on Securities (both realized and unrealized)	1.07	(1.05)	(.04)
Total From Investment Operations	1.06	(1.05)	(.03)
Less Distributions
From Net Investment Income	-	(.01)	-
Tax Return of Capital	-	(.01)	-
Total Distributions	-	(.02)	-
Net Asset Value, End of Period	$9.96	$8.90	$9.97
Total Return††	+11.91%**	-10.56%	-0.30%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$36.9	$29.1	$23.8
Ratio of Gross Expenses to Average Net Assets#	1.27%*	1.28%	1.50%*
Ratio of Net Expenses to Average Net Assets	1.27%*	1.28%§	1.50%*§
Ratio of Net Investment Income (Loss) to Average Net Assets	(.13)%*	(.02)%	.36%*
Portfolio Turnover Rate	31%	81%	71%

Notes to Financial Highlights Regency Portfolio
††	Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower/higher if Management had not reimbursed/recouped certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.
§	After reimbursement of expenses by Management. Had Management not undertaken such action the annualized ratio of net expenses to average daily net assets would have been:

Period from August 22, 2001 to December 31, 2001
1.69%

After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratio of net expenses to average daily net assets would have been:

Year Ended December 31, 2002
1.23%

^ The date investment operations commenced.

‡ The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.

* Annualized.

** Not annualized.

Trustees and Officers (Unaudited)

 The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Independent Trustees Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
John Cannon (73)	Trustee since 2000	Consultant. Formerly, Chairman and Chief Investment Officer, CDC Capital Management (registered investment adviser) (1993-January 1999) prior thereto, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	35	Independent Trustee or Director of three series of Oppenheimer Funds: Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund, since 1992.

Faith Colish (67)	Trustee since 1984	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; prior thereto, Attorney at Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	35	Director, American Bar Retirement Association (ABRA) since 1997 (not-for-profit membership association).

Walter G. Ehlers (70)	Trustee since 1989	Consultant; Retired President and Director, Teachers Insurance & Annuity (TIAA) and College Retirement Equities Fund (CREF).	35

C. Anne Harvey (65)	Trustee since 1998	Consultant, C. A. Harvey Associates, since June 2001; Director, AARP, 1978 to December 2000.	35

Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002; President, Board of Associates to The National Rehabilitation Hospital's Board of Directors since 2002; Member, American Savings Education Council's Policy Board (ASEC), 1998-2000; Member, Executive Committee, Crime Prevention Coalition of America, 1997-2000.

Barry Hirsch (70)	Trustee since 2000	Attorney at Law. Senior Counsel, Loews Corporation (diversified financial corporation) May 2002 until April 2003; prior thereto, Senior Vice President, Secretary and General Counsel, Loews Corporation.	35

Robert A. Kavesh (75)	Trustee since 2000	Professor of Finance and Economics, Stern School of Business, New York University.	35	Director, Delaware Labs (cosmetics), since 1978.

Howard A. Mileaf (66)	Trustee since 1999	Retired. Formerly, Vice President and Special Counsel, WHX Corporation (holding company), 1993-2001.	35

Director, WHX Corporation (holding company) since August 2002; Director, WebFinancial Corporation (holding company) since December 2002; Director, State Theatre of New Jersey (not-for- profit theater), since 2000; Formerly, Director, Kevlin Corporation (manufacturer of microwave and other products).

John P. Rosenthal (70)	Trustee since 2000	Senior Vice President, Burnham Securities Inc. (a registered broker-dealer) since 1991.	35	Director, 92nd Street Y (non-profit), since 1967; Formerly, Director, Cancer Treatment Holdings, Inc.

William E. Rulon (70)	Trustee since 2000	Retired. Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants) until January 1997.	35	Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children), since 1998; Director, Prandium, Inc. (restaurants), from March 2001 until July 2002.
Cornelius T. Ryan (71)	Trustee since 2000	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital partnerships) and President, Oxford Venture Corporation.	35

Director, Capital Cash Management Trust (money market fund), Narragansett Insured Tax-Free Income Fund, Rocky Mountain Equity Fund, Prime Cash Fund, several private companies and QuadraMed Corporation (NASDAQ).

Tom Decker Seip (53)	Trustee since 2000	General Partner, Seip Investments LP (a private investment partnership); President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; Senior Executive at the Charles Schwab Corporation from 1983 to 1999; including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments from 1997 to 1998 and Executive Vice President-Retail Brokerage, Charles Schwab Investment Management from 1994 to 1997.	35

Director, H&R Block, Inc. (financial services company), since May 2001; Director, General Magic (voice recognition software), since November 2001; Director, Forward Management, Inc. (asset management), since 2001; Director, E-Finance Corporation (credit decisioning services), since 1999; Director, Save-Daily.com (micro investing services), since 1999; Formerly, Director, Offroad Capital Inc. (pre-public internet commerce company).

Candace L. Straight (55)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector).	35	Director, Providence Washington (property and casualty insurance company), since December 1998; Director, Summit Global Partners (insurance brokerage firm), since October 2000.

Peter P. Trapp (58)	Trustee since 1984	Regional Manager for Atlanta Region, Ford Motor Credit Company since August 1997; prior thereto, President, Ford Life Insurance Company, April 1995 until August 1997.	35

Edward I. OBrien* (74)	Trustee since 2000	Member, Investment Policy Committee, Edward Jones, 1993-2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974-1992; Adviser to SIA, November 1992-November 1993.	35	Director, Legg Mason, Inc. (financial services holding company), since 1993; Director, Boston Financial Group (real estate and tax shelters), 1993-1999.

Jack L. Rivkin* (4) (62)	President and Trustee since December 2002	Executive Vice President and Chief Investment Officer, Neuberger Berman since 2002 and 2003, respectively; Head of Research and Research Sales and Trading Departments of Neuberger Berman since 2002; Director and Chairman, NB Management since December 2002; Executive Vice President, Citigroup Investments, Executive Vice President, Travelers Group, Inc. and Senior Vice President, Tribeca Investments, LLC from 1996 to 2002.	35

Director, Dale Carnegie & Associates, Inc. (private company) since 1998; Director, Emagin Corp. (public company) since 1997; Director, Solbright Inc. (private company) since 1998; Director, Infogate Inc. (private company) since 1997.

Peter E. Sundman* (44)	Chairman of the Board, Chief Executive Officer and Trustee since 2000; President and Chief Executive Officer from 1998 to 2000	Executive Vice President, Neuberger Berman since 1999; Principal, Neuberger Berman from 1997 until 1999; Senior Vice President, NB Management from 1996 until 1999.	35

Executive Vice President, Neuberger Berman Inc. (holding company) since 1999 and Director from October 1999 through March 2003; President and Director, NB Management since 1999; Head of Neuberger Berman Inc.'s Mutual Funds and Institutional Business since 1999; President and Director, NB Management since 1999; Director and Vice President, Neuberger & Berman Agency, Inc. since 2000; Trustee, Frost Valley YMCA.

Trustees and Officers (Unaudited) con't
(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.
(2)

Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.
(4)	Serves as Trustee effective December 12, 2002.
*

Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

Information about the Officers of the Trust

Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Claudia A. Brandon (46)	Secretary since 1985

Vice President, Neuberger Berman since 2002 and employee since 1999; Vice President-Mutual Fund Board Relations, NB Management since 2000; Vice President, NB Management from 1986 to 1999; Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (four since 2002 and two since 2003).

Robert Conti (47)	Vice President since 2000

Senior Vice President, Neuberger Berman since 2003; Vice President, Neuberger Berman from 1999 until 2003; Senior Vice President, NB Management since 2000; Controller, NB Management until 1996; Treasurer, NB Management from 1996 until 1999; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002 and two since 2003).

Brian J. Gaffney (49)	Vice President since 2000

Managing Director, Neuberger Berman since 1999; Senior Vice President, NB Management since 2000; Vice President, NB Management from 1997 until 1999; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002 and two since 2003).

Sheila R. James (38)	Assistant Secretary since 2002

Employee, Neuberger Berman since 1999; Employee, NB Management from 1991 to 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

Kevin Lyons (48)	Assistant Secretary since March 2003

Employee, Neuberger Berman since 1999; Employee, NB Management from 1993 to 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

John M. McGovern (33)	Assistant Treasurer since 2002

Employee, NB Management since 1993; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

Barbara Muinos (44)	Treasurer and Principal Financial and Accounting Officer since 2002; prior thereto, Assistant Treasurer since 1996

Vice President, Neuberger Berman since 1999; Assistant Vice President, NB Management from 1993 to 1999; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003); Assistant Treasurer of three registered investment companies for which NB Management acts as investment manager and administrator from 1996 until 2002.

Frederic B. Soule (57)	Vice President since 2000

Senior Vice President, Neuberger Berman since 2003; Vice President; Neuberger Berman from 1999 until 2003; Vice President, NB Management from 1995 until 1999; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002 and two since 2003).

Trani Jo Wyman (33)	Assistant Treasurer since 2002

Employee, NB Management since 1991; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.
(2)

Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Semi-Annual Report June 30, 2003	Neuberger Berman

Neuberger Berman Advisers Management Trust
Socially Responsive Portfolio

[This Page Intentionally Left Blank]

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2003 (UNAUDITED)

A Message from our President

I am very pleased to announce that the management and Board of Directors of Neuberger Berman Inc., the parent company of Neuberger Berman Management Inc. and Neuberger Berman, LLC, the investment adviser and sub-adviser, respectively, of the portfolio, have agreed to a business combination with Lehman Brothers Holdings Inc., one of the world's leading financial services firms. Pending various approvals and other conditions, within a few months we expect that Neuberger Berman will become part of Lehman Brothers.

We do not anticipate dramatic changes. Neuberger Berman will retain its identity within the Lehman Brothers structure. Our portfolio managers will continue to manage their portfolios according to their judgment and expertise. We believe that our new ownership structure will provide us with greater resources to help us in our ongoing mission to provide you with the highest caliber investment expertise.

Sincerely yours,

Peter Sundman
President

Socially Responsive Portfolio Manager's Commentaty

In the first half of 2003, the AMT Socially Responsive Portfolio outperformed its S&P 500 benchmark. Our financial sector investments, including auto insurer Progressive Corp of Ohio and credit card issuer MBNA, had the most positive impact on Portfolio performance. The Portfolio's technology investments, highlighted by semiconductor design software producer Synopsys and semiconductor testing equipment company Teradyne, made positive contributions to absolute and relative returns. Our consumer discretionary investments also excelled, with cable television network conglomerate Liberty Media and cable TV system operator Comcast making our top-ten performance list.

We were overweighted in utilities and our investments in this sector produced respectable gains, but underperformed the benchmark component by a wide margin. The Portfolio had minimal exposure in consumer staples, but due to the disappointing performance of one stock (Pepsi Bottling), whose earnings were hurt by harsh winter weather in the Midwest and Northeast, we had negative returns in the sector.

Looking ahead, we are relatively optimistic regarding the prospects for the economy and the stock market. Although there certainly are differences, we believe the early 1990's economic recovery may be a model for what will happen in the year ahead. In the early 90's, the economy crawled out of a shallow and short-lived recession brought on in large part by the bursting of a real estate bubble and a junk bond market blow-out. Fast forward to today, with the economy limping out of a recession caused by the bursting of the tech bubble and the collapse in corporate confidence due to the shock of 9/11 and later, uncertainty regarding the war with Iraq. In the early 90's, there was a great deal of skepticism that the economy would be able to regain momentum, but increased technology driven capital spending helped put it back on its feet. There is a similar degree of skepticism today, but we believe that selected technology spending will once again play a role in reinvigorating the economy.

For instance, cable television companies' success in selling broadband services has inspired telephone companies to be more aggressive in providing digital subscriber lines (DSL) to their customers. The accelerating penetration of broadband services (wired and wireless) should stimulate increased demand for a wide variety of technology products, resulting in stronger tech spending than generally anticipated.

Consistent with our positive outlook for the economy, we are gravitating to more economically sensitive sectors. Traditionally, we have underweighted industrial companies-not because we haven't found compelling values, but because many industrial companies failed to pass our socially responsive screens due to environmental and workforce issues.

Recently, we have found a fundamentally attractive industrials sector company that is also an exceptional corporate citizen. Manpower Inc. is the global leader in the temporary help business. According to the Bureau of Labor Statistics, in 1999, temporary help accounted for 2.6% of all the jobs in America. As of June 2003, that figure is just 1.7%. So, temporary help has been hit harder than full time employment in the struggling economy.

We think it will recover more rapidly when the economy regains momentum. Manpower gets high socially responsive grades for its programs to train and place disadvantaged people in the workforce. It also offers benefits to its temporary employees, which helps Manpower attract talented workers, thus providing them an edge over their competition.

In closing, we believe the economy is on the mend and that the stock market can continue to make progress, albeit in a slower and more erratic pace than in the second quarter. We believe that owning socially responsive, reasonably valued, high quality growth companies will continue to reward shareholders.

Sincerely,

Janet W. Prindle and Arthur Moretti
Portfolio Co-Managers

1. It may be easier to achieve higher returns in a small fund than in a larger fund. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than their original cost. The performance information does not reflect fees and expenses charged under the variable insurance contracts whose proceeds are invested in the Portfolios.

2. The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

The composition, industries and holdings of the Portfolio are subject to change.

Shares of the separate Portfolios of Neuberger Berman Advisers Management Trust are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

© 2003 Neuberger Berman Management Inc., distributor. All rights reserved.

Schedule of Investments Socially Responsive Portfolio
Number of Shares	Market Value†
Common Stocks (94.5%)
Banking & Financial (7.7%)
1,950	Fifth Third Bancorp	$111,813
9,200	MBNA Corp.	191,728
4,600	State Street	181,240
		484,781
Business Services (1.0%)
1,650	Manpower Inc.	61,199
Consumer Cyclicals (5.1%)
8,050	Mattel Inc.	152,306
4,395	Target Corp.	166,307
		318,613
Diversified (2.9%)
2,700	Danaher Corp.	183,735
Energy (1.9%)
2,885	BP PLC ADR	121,228
Financial Services (6.5%)
1,900	Ambac Financial Group	125,875
3,760	Citigroup Inc.	160,928
1,450	Goldman Sachs	121,437
		408,240
Food & Beverage (2.8%)
8,800	Pepsi Bottling Group	176,176
Gas (3.2%)
3,400	Praxair, Inc.	204,340
Health Products & Services (6.4%)
2,350	Quest Diagnostics	149,930*
5,070	UnitedHealth Group	254,767
		404,697
Insurance (5.2%)
1,655	Progressive Corp.	120,981
6,650	Willis Group Holdings	204,487
		325,468
Media (8.9%)
8,350	Comcast Corp. Class A Special	240,730*
27,512	Liberty Media	318,039*
		558,769
Oil & Gas (7.5%)
9,200	Cimarex Energy	218,500*
6,815	Newfield Exploration	255,903*
		474,403

See Notes to Schedule of Investments

Number of Shares	Market Value†
Oil Services (2.3%)
4,950	Helmerich & Payne	$144,540
Pharmaceutical (4.2%)
2,030	Johnson & Johnson	104,951
1,700	MedImmune, Inc.	61,829*
2,250	Millipore Corp.	99,832
		266,612
Real Estate (3.8%)
9,150	Equity Residential	237,443
Technology (14.6%)
5,650	Dell Computer	180,574*
6,050	National Instruments	228,569*
4,450	Synopsys, Inc.	275,232*
13,450	Teradyne, Inc.	232,820*
		917,195
Telecommunications (3.4%)
11,000	Vodafone Group ADR	216,150
Transportation (3.1%)
4,050	Canadian National Railway	195,453
Utilities (4.0%)
7,110	KeySpan Corp.	252,050
Total Common Stocks (Cost $5,340,342)		5,951,092
Principal Amount
Repurchase Agreements (5.0%)
$314,000

State Street Bank and Trust Co. Repurchase Agreement, 1.00%,
due 7/1/03, dated
6/30/03, Maturity
Value $314,009, Collateralized by $215,000 U.S. Treasury Bonds, 8.75%, due 5/15/20 (Collateral Value $329,924)
(Cost $314,000)

		314,000#
Total Investments (99.5%) (Cost $5,654,342)		6,265,092##
Cash, receivables and other assets, less liabilities (0.5%)		33,900
Total Net Assets (100.0%)		$6,298,992

See Notes to Schedule of Investments

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2003 (UNAUDITED)

Notes to Schedule of Investments Socially Responsive Portfolio

†

Investment securities of the Fund are valued at the latest sales price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. The Fund values all other securities by a method the Board of Trustees of Neuberger Berman Advisers Management Trust believes accurately reflects fair value. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are translated from the local currency into U.S. dollars using current exchange rates. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#	At cost, which approximates market value.
##

At June 30, 2003, the cost of investments for U.S. Federal income tax purposes was $5,654,342. Gross unrealized appreciation of investments was $680,198 and gross unrealized depreciation of investments was $69,448, resulting in net unrealized appreciation of $610,750, based on cost for U.S. Federal income tax purposes.

*	Non-income producing security.

See Notes to Schedule of Investments

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2003 (UNAUDITED)

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust	Socially Responsive Portfolio
Assets
Investments in securities, at market value* (Note A)-see Schedule of Investments	$6,265,092
Cash	419
Dividends and interest receivable	8,843
Receivable for Fund shares sold	45,700
Receivable from administrator-net (Note B)	4,775
Prepaid expenses and other assets	216

Total Assets	6,325,045

Liabilities
Payable for Fund shares redeemed	2,459
Payable to investment manager (Note B)	2,734
Accrued expenses and other payables	20,860

Total Liabilities	26,053

Net Assets at value	$6,298,992

Net Assets consist of:
Paid-in capital	$5,977,644
Undistributed net investment income (loss)	(4,391)
Accumulated net realized gains (losses) on investments	(285,004)
Net unrealized appreciation (depreciation) in value of investments	610,743

Net Assets at value	$6,298,992

Shares Outstanding ($.001 par value; unlimited shares authorized)	587,434

Net Asset Value, offering and redemption price per share	$10.72

*Cost of Investments	$5,654,342

See Notes to Financial Statements

Statement of Operations
Neuberger Berman Advisers Management Trust	Socially Responsive Portfolio
Investment Income
Income:
Dividend income	$30,929
Interest income (Note A)	1,428
Income from securities loaned-net	500
Foreign taxes withheld (Note A)	(613)
Total income	32,244
Expenses:
Investment management fee (Note B)	14,571
Administration fee (Note B)	7,948
Auditing fees	4,398
Custodian fees (Note B)	16,124
Insurance expense	43
Legal fees	522
Shareholder reports	7,029
Trustees' fees and expenses	14,442
Miscellaneous	684
Total expenses	65,761
Expenses reimbursed by administrator and reduced by custodian fee expense offset arrangement (Note B)	(28,524)
Total net expenses	37,237
Net investment income (loss)	(4,993)
Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investment securities sold	(8,571)
Change in net unrealized appreciation (depreciation) in value of:
Investment securities (Note A)	854,981
Foreign currency (Note A)	(7)
Net gain (loss) on investments	846,403
Net increase (decrease) in net assets resulting from operations	$841,410

See Notes to Financial Statements

Statement of Changes in Net Assets

Socially Responsive Portfolio
Neuberger Berman Advisers Management Trust	Six Months Ended June 30, 2003 (Unaudited)	Year Ended December 31, 2002
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(4,993)	$(2,825)
Net realized gain (loss) on investments	(8,571)	(157,709)
Change in net unrealized appreciation (depreciation) of investments	854,974	(440,764)
Net increase (decrease) in net assets resulting from operations	841,410	(601,298)
From Fund Share Transactions:
Proceeds from shares sold	1,241,932	3,237,417
Payments for shares redeemed	(756,707)	(1,301,500)
Net increase (decrease) from Fund share transactions	485,225	1,935,917
Net Increase (Decrease) in Net Assets	1,326,635	1,334,619
Net Assets:
Beginning of period	4,972,357	3,637,738
End of period	$6,298,992	$4,972,357
Accumulated undistributed net investment income (loss) at end of period	$(4,391)	$602
Number of Fund Shares:
Sold	126,665	336,037
Redeemed	(80,004)	(132,582)
Net increase (decrease) in shares outstanding	46,661	203,455

See Notes to Financial Statements

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2003 (UNAUDITED)

Notes to Financial Statements Socially Responsive Portfolio

Note A-Summary of Significant Accounting Policies:

1

General: Socially Responsive Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of ten separate operating series (the "Funds") each of which (except Focus Portfolio) is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Trustees of the Trust may establish additional series or classes of shares without the approval of shareholders

The assets of each fund belong only to that fund, and the liabilities of each fund are borne solely by that fund and no other.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2	Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

3

Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange of such currency against the U.S. dollar to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

4

Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investment securities sold are proceeds from the settlement of class action litigations in which the Fund participated as a plaintiff. The amount of such proceeds for the six months ended June 30, 2003 was $95.

5

Federal income taxes: The Funds are treated as separate entities for U.S. Federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of investment company taxable income and net capital gains (after reduction for any amounts available for U.S. Federal income tax purposes as capital loss carryforwards) sufficient to relieve it from all, or substantially all, U.S. Federal income taxes. Accordingly, the Fund paid no U.S. Federal income taxes and no provision for U.S. Federal income taxes was required.

6

Dividends and distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Income dividends and distributions from net realized capital gains, if any, will be distributed in September. Income dividends and capital gain distributions to shareholders are recorded on the ex-dividend date. To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards ($68,805 and $200,085 expiring in 2008 and 2010, respectively, determined as of December 31, 2002), it is the policy of the Fund not to distribute such gains.

The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains in the components of net assets on the Statement of Assets and Liabilities.

7

Expense allocation: Expenses directly attributable to a fund are charged to that fund. Expenses not directly attributed to a fund are allocated, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly.

8

Security lending: The Fund entered into a Securities Lending Agreement with Neuberger Berman, LLC ("Neuberger") on April 17, 2003. Securities loans involve certain risks in the event a borrower should fail financially, including delays or inability to recover the lent securities or foreclose against the collateral. The investment manager, under the general supervision of the Trust's Board of Trustees, monitors the creditworthiness of the parties to whom the Fund makes security loans. The Fund receives cash collateral equal to at least 102% of the current market value of the loaned securities. The Fund invests the cash collateral in the N&B Securities Lending Quality Fund, LLC ("investment vehicle"), which is managed by State Street Bank and Trust Company ("State Street") pursuant to guidelines approved by the Trust's investment manager. The Fund pays Neuberger a lending agency fee monthly based on a percentage of net loan revenue. The Fund pays a fee to the borrower with respect to the cash collateral that it receives and retains the income earned on reinvestment of that cash collateral. The Fund also receives payments from the borrower equal to income earned on loaned securities during the time they are on loan.

Prior to April 17, 2003, the Fund entered into a Securities Lending Agreement with Morgan Stanley & Co. Incorporated ("Morgan"). The Fund received cash collateral equal to at least 100% of the current market value of the loaned securities. The Fund invested the cash collateral in the investment vehicle. Income earned on the investment vehicle was paid to Morgan monthly. The Fund received a fee, payable monthly, negotiated by the Fund and Morgan, based on the number and duration of the lending transactions. Income earned on the securities loaned is reflected in the Statement of Operations.

9

Repurchase agreements: The Fund may enter into repurchase agreements with institutions that the Fund's investment manager has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

10	Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Note B-Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement ("Agreement"). Pursuant to this Agreement the Fund pays Management an administration fee at the annual rate of 0.30% of the Fund's average daily net assets. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

The Trustees of the Trust adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken through December 31, 2006 to reimburse the Fund for its operating expenses (including the fees payable to Management, but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.50% per annum of the Fund's average daily net assets for the period from January 1, 2003 through March 23, 2003, and 1.30% per annum for the period from March 24, 2003 through June 30, 2003 (the "Expense Limitation"). For the six months ended June 30, 2003, such excess expenses amounted to $28,512. The Fund has agreed to repay Management through December 31, 2009 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2003, there was no reimbursement to Management under this agreement. At June 30, 2003, the Fund has a contingent liability to Management under the agreement of $157,953, not repaid through June 30, 2003.

Management and Neuberger, a member firm of The New York Stock Exchange and sub-adviser to the Fund, are wholly owned subsidiaries of Neuberger Berman Inc., a publicly held company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has an expense offset arrangement in connection with its custodian contract. The impact of this arrangement, reflected in the Statement of Operations under the caption Custodian fees, was a reduction of $12.

Note C-Securities Transactions:

During the six months ended June 30, 2003, there were purchase and sale transactions (excluding short-term securities) of $1,582,499 and $1,222,811, respectively.

During the six months ended June 30, 2003, brokerage commissions on securities transactions amounted to $3,863, of which Neuberger received $3,076, and other brokers received $787.

Note D-Line of Credit:

At June 30, 2003, the Fund was a participant in a single committed, unsecured $200,000,000 line of credit with State Street, to be used only for temporary or emergency purposes. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.10% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. No compensating balance is required. Other investment companies managed by Management also participate in this line of credit on the same terms. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $200,000,000 at any particular time. The Fund had no loans outstanding pursuant to this line of credit at June 30, 2003, nor had the Fund utilized this line of credit at any time prior to that date.

Note E-Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by independent auditors. Annual reports contain audited financial statements.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2003 (UNAUDITED)

Financial Highlights Socially Responsive Portfolio †

 The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.‡

Six Months Ended June 30	Year Ended December 31	Period from February 18, 1999^ to December 31
	2003 (Unaudited)	2002	2001	2000	1999

Net Asset Value, Beginning of Period	$9.19	$10.78	$11.17	$11.54	$10.00
Income From Investment Operations
Net Investment Income (Loss)	(.01)	(.01)	-	(.04)	.03
Net Gains or Losses on Securities (both realized and unrealized)	1.54	(1.58)	(.39)	(.17)	1.51
Total From Investment Operations	1.53	(1.59)	(.39)	(.21)	1.54
Less Distributions
From Net Investment Income	-	-	-	(.03)	-
From Net Capital Gains	-	-	-	(.13)	-
Total Distributions	-	-	-	(.16)	-
Net Asset Value, End of Period	$10.72	$9.19	$10.78	$11.17	$11.54
Total Return††	+16.65%**	-14.75%	-3.58%	-1.61%	+15.40%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$6.3	$5.0	$3.6	$2.2	$1.3
Ratio of Gross Expenses to Average Net Assets#	1.41%*	1.52%	1.59%	1.68%	1.68%*
Ratio of Net Expenses to Average Net Assets§	1.41%*	1.51%	1.53%	1.54%	1.53%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(.19)%*	(.07)%	.04%	(.33)%	.35%*
Portfolio Turnover Rate	24%	38%	277%	92%	72%

See Notes to financial Highlights

Notes to Financial Highlights Socially Responsive Portfolio

†

The per share amounts and ratios which are shown reflect income and expenses, including the Fund's proportionate share of AMT Socially Responsive Investment's income and expenses through April 30, 2000 under the prior master/feeder fund structure.

††

Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#	The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

§	After reimbursement of expenses by Management. Had Management not undertaken such action the annualized ratios of net expenses to average daily net assets would have been:

Six Months Ended June 30,	Year Ended December 31,			Period from February 18, 1999 to December 31,
2003	2002	2001	2000	1999
2.48%	2.87%	4.33%	2.40%	9.04%
^	The date investment operations commenced.
‡	The per share amounts which are shown have been computed based on the average number of shares outstanding during each fiscal period.
*	Annualized.
**	Not annualized.

Trustees and Officers (Unaudited)

 The following tables set forth information concerning the trustees and officers of the Trust. All persons named as trustees and officers also serve in similar capacities for other funds administered or managed by NB Management and Neuberger Berman. The Statement of Additional Information includes additional information about fund trustees and is available upon request, without charge, by calling (800) 877-9700.

Information about the Board of Trustees

Independent Trustees Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
John Cannon (73)	Trustee since 2000	Consultant. Formerly, Chairman and Chief Investment Officer, CDC Capital Management (registered investment adviser) (1993-January 1999) prior thereto, President and Chief Executive Officer, AMA Investment Advisors, an affiliate of the American Medical Association.	35	Independent Trustee or Director of three series of Oppenheimer Funds: Limited Term New York Municipal Fund, Rochester Fund Municipals, and Oppenheimer Convertible Securities Fund, since 1992.

Faith Colish (67)	Trustee since 1984	Counsel, Carter Ledyard & Milburn LLP (law firm) since October 2002; prior thereto, Attorney at Law and President, Faith Colish, A Professional Corporation, 1980 to 2002.	35	Director, American Bar Retirement Association (ABRA) since 1997 (not-for-profit membership association).

Walter G. Ehlers (70)	Trustee since 1989	Consultant; Retired President and Director, Teachers Insurance & Annuity (TIAA) and College Retirement Equities Fund (CREF).	35

C. Anne Harvey (65)	Trustee since 1998	Consultant, C. A. Harvey Associates, since June 2001; Director, AARP, 1978 to December 2000.	35

Member, Individual Investors Advisory Committee to the New York Stock Exchange Board of Directors, 1998 to June 2002; President, Board of Associates to The National Rehabilitation Hospital's Board of Directors since 2002; Member, American Savings Education Council's Policy Board (ASEC), 1998-2000; Member, Executive Committee, Crime Prevention Coalition of America, 1997-2000.

Barry Hirsch (70)	Trustee since 2000	Attorney at Law. Senior Counsel, Loews Corporation (diversified financial corporation) May 2002 until April 2003; prior thereto, Senior Vice President, Secretary and General Counsel, Loews Corporation.	35

Robert A. Kavesh (75)	Trustee since 2000	Professor of Finance and Economics, Stern School of Business, New York University.	35	Director, Delaware Labs (cosmetics), since 1978.

Howard A. Mileaf (66)	Trustee since 1999	Retired. Formerly, Vice President and Special Counsel, WHX Corporation (holding company), 1993-2001.	35

Director, WHX Corporation (holding company) since August 2002; Director, WebFinancial Corporation (holding company) since December 2002; Director, State Theatre of New Jersey (not-for- profit theater), since 2000; Formerly, Director, Kevlin Corporation (manufacturer of microwave and other products).

John P. Rosenthal (70)	Trustee since 2000	Senior Vice President, Burnham Securities Inc. (a registered broker-dealer) since 1991.	35	Director, 92nd Street Y (non-profit), since 1967; Formerly, Director, Cancer Treatment Holdings, Inc.

William E. Rulon (70)	Trustee since 2000	Retired. Senior Vice President, Foodmaker, Inc. (operator and franchiser of restaurants) until January 1997.	35	Director, Pro-Kids Golf and Learning Academy (teach golf and computer usage to "at risk" children), since 1998; Director, Prandium, Inc. (restaurants), from March 2001 until July 2002.

Cornelius T. Ryan (71)	Trustee since 2000	Founding General Partner, Oxford Partners and Oxford Bioscience Partners (venture capital partnerships) and President, Oxford Venture Corporation.	35

Director, Capital Cash Management Trust (money market fund), Narragansett Insured Tax-Free Income Fund, Rocky Mountain Equity Fund, Prime Cash Fund, several private companies and QuadraMed Corporation (NASDAQ).

Tom Decker Seip (53)	Trustee since 2000	General Partner, Seip Investments LP (a private investment partnership); President and CEO, Westaff, Inc. (temporary staffing), May 2001 to January 2002; Senior Executive at the Charles Schwab Corporation from 1983 to 1999; including Chief Executive Officer, Charles Schwab Investment Management, Inc. and Trustee, Schwab Family of Funds and Schwab Investments from 1997 to 1998 and Executive Vice President-Retail Brokerage, Charles Schwab Investment Management from 1994 to 1997.	35

Director, H&R Block, Inc. (financial services company), since May 2001; Director, General Magic (voice recognition software), since November 2001; Director, Forward Management, Inc. (asset management), since 2001; Director, E-Finance Corporation (credit decisioning services), since 1999; Director, Save-Daily.com (micro investing services), since 1999; Formerly, Director, Offroad Capital Inc. (pre-public internet commerce company).

Candace L. Straight (55)	Trustee since 1999	Private investor and consultant specializing in the insurance industry; Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector).	35	Director, Providence Washington (property and casualty insurance company), since December 1998; Director, Summit Global Partners (insurance brokerage firm), since October 2000.

Peter P. Trapp (58)	Trustee since 1984	Regional Manager for Atlanta Region, Ford Motor Credit Company since August 1997; prior thereto, President, Ford Life Insurance Company, April 1995 until August 1997.	35

Trustees who are "Interested Persons" Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held Outside Fund Complex by Trustee
Edward I. OBrien* (74)	Trustee since 2000	Member, Investment Policy Committee, Edward Jones, 1993-2001; President, Securities Industry Association ("SIA") (securities industry's representative in government relations and regulatory matters at the federal and state levels), 1974-1992; Adviser to SIA, November 1992-November 1993.	35	Director, Legg Mason, Inc. (financial services holding company), since 1993; Director, Boston Financial Group (real estate and tax shelters), 1993-1999.

Jack L. Rivkin* (4) (62)	President and Trustee since December 2002	Executive Vice President and Chief Investment Officer, Neuberger Berman since 2002 and 2003, respectively; Head of Research and Research Sales and Trading Departments of Neuberger Berman since 2002; Director and Chairman, NB Management since December 2002; Executive Vice President, Citigroup Investments, Executive Vice President, Travelers Group, Inc. and Senior Vice President, Tribeca Investments, LLC from 1996 to 2002.	35

Director, Dale Carnegie & Associates, Inc. (private company) since 1998; Director, Emagin Corp. (public company) since 1997; Director, Solbright Inc. (private company) since 1998; Director, Infogate Inc. (private company) since 1997.

Peter E. Sundman* (44)	Chairman of the Board, Chief Executive Officer and Trustee since 2000; President and Chief Executive Officer from 1998 to 2000	Executive Vice President, Neuberger Berman since 1999; Principal, Neuberger Berman from 1997 until 1999; Senior Vice President, NB Management from 1996 until 1999.	35

Executive Vice President, Neuberger Berman Inc. (holding company) since 1999 and Director from October 1999 through March 2003; President and Director, NB Management since 1999; Head of Neuberger Berman Inc.'s Mutual Funds and Institutional Business since 1999; President and Director, NB Management since 1999; Director and Vice President, Neuberger & Berman Agency, Inc. since 2000; Trustee, Frost Valley YMCA.

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158
(2)

Pursuant to the Trust's Trust Instrument, each Trustee shall hold office for life or until his or her successor is elected or the Trust terminates; except that (a) any Trustee may resign by delivering a written resignation; (b) any Trustee may be removed with or without cause at any time by a written instrument signed by at least two-thirds of the other Trustees; (c) any Trustee who requests to be retired, or who has become unable to serve, may be retired by a written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any shareholder meeting by a vote of at least two-thirds of the outstanding shares.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.
(4)	Serves as Trustee effective December 12, 2002.
*

Indicates a trustee who is an "interested person" within the meaning of the 1940 Act. Mr. Sundman and Mr. Rivkin are interested persons of the Trust by virtue of the fact that they are officers and/or directors of NB Management and Executive Vice Presidents of Neuberger Berman. Mr. O'Brien is an interested person of the Trust by virtue of the fact that he is a director of Legg Mason, Inc., a wholly owned subsidiary of which, from time to time, serves as a broker or dealer to the Funds and other funds for which NB Management serves as investment manager.

Information about the Officers of the Trust

Name, Age, and Address (1)	Position and Length of Time Served (2)	Principal Occupation(s) (3)
Claudia A. Brandon (46)	Secretary since 1985

Vice President, Neuberger Berman since 2002 and employee since 1999; Vice President-Mutual Fund Board Relations, NB Management since 2000; Vice President, NB Management from 1986 to 1999; Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (four since 2002 and two since 2003).

Robert Conti (47)	Vice President since 2000

Senior Vice President, Neuberger Berman since 2003; Vice President, Neuberger Berman from 1999 until 2003; Senior Vice President, NB Management since 2000; Controller, NB Management until 1996; Treasurer, NB Management from 1996 until 1999; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002 and two since 2003).

Brian J. Gaffney (49)	Vice President since 2000

Managing Director, Neuberger Berman since 1999; Senior Vice President, NB Management since 2000; Vice President, NB Management from 1997 until 1999; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002 and two since 2003).

Sheila R. James (38)	Assistant Secretary since 2002

Employee, Neuberger Berman since 1999; Employee, NB Management from 1991 to 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

Kevin Lyons (48)	Assistant Secretary since March 2003

Employee, Neuberger Berman since 1999; Employee, NB Management from 1993 to 1999; Assistant Secretary, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

John M. McGovern (33)	Assistant Treasurer since 2002

Employee, NB Management since 1993; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

Barbara Muinos (44)	Treasurer and Principal Financial and Accounting Officer since 2002; prior thereto, Assistant Treasurer since 1996

Vice President, Neuberger Berman since 1999; Assistant Vice President, NB Management from 1993 to 1999; Treasurer and Principal Financial and Accounting Officer, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003); Assistant Treasurer of three registered investment companies for which NB Management acts as investment manager and administrator from 1996 until 2002.

Frederic B. Soule (57)	Vice President since 2000

Senior Vice President, Neuberger Berman since 2003; Vice President; Neuberger Berman from 1999 until 2003; Vice President, NB Management from 1995 until 1999; Vice President, nine registered investment companies for which NB Management acts as investment manager and administrator (three since 2000, four since 2002 and two since 2003).

Trani Jo Wyman (33)	Assistant Treasurer since 2002

Employee, NB Management since 1991; Assistant Treasurer, nine registered investment companies for which NB Management acts as investment manager and administrator (seven since 2002 and two since 2003).

(1)	The business address of each listed person is 605 Third Avenue, New York, New York 10158.
(2)

Pursuant to the By-Laws of the Trust, each officer elected by the Trustees shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Trustees and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown for at least the last five years.

Item 2.	Code of Ethics

Form N-CSR disclosure requirement not yet effective with respect to registrant.
Item 3.	Audit Committee Financial Expert

Form N-CSR disclosure requirement not yet effective with respect to registrant.
Item 4.	Principal Accountant Fees and Service

Form N-CSR disclosure requirement not yet effective with respect to registrant.
Item 5. - Item 6.	[Reserved]
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies.

Not applicable to the registrant.

Item 8.	[Reserved]
Item 9.	Controls and Procedures
(a)

Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-2(c) under the Act) as of a date within 90 days of the filing date of this document, the Chief Executive Officer and Treasurer of the Trust have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Trust is accumulated and communicated to the Trust's management to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10.	Exhibits

(a)	Form NCSR disclosure requirement not yet effective with respect to registrant.
(b)

The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached hereto. The certification provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 ("Exchange Act"), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the
registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Advisers Management Trust
By:	/s/ Peter E. Sundman Peter E. Sundman, Chief Executive Officer
Date:	August 28, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter E. Sundman Peter E. Sundman, Chief Executive Officer
Date:	August 28, 2003
By:	/s/ Barbara Muinos Barbara Muinos, Treasurer
Date:	August 28, 2003